Exhibit 10.1

$900,000,000

SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT

Dated as of June 8, 2020

by and among

J. C. PENNEY CORPORATION, INC.,

as Borrower,

J. C. PENNEY COMPANY, INC. and CERTAIN SUBSIDIARIES OF J. C. PENNEY COMPANY, INC.,

as Guarantors,

VARIOUS LENDERS,

GLAS USA LLC,

as Administrative Agent,

and

GLAS AMERICAS LLC,

as Collateral Agent

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APPENDICES:	A	Commitments
	B	Notice Addresses

SCHEDULES:	4.2	Equity Interests and Ownership
	4.11	Real Estate Assets
	6.1	Certain Indebtedness
	6.2	Certain Liens and Expiring Letters of Credit
	6.3	Certain Restrictive Agreements
	6.6	Certain Investments
	10.6	Initial Non-Voting Roll-Up Lenders

EXHIBITS:	A	Funding Notice
	B	Conversion/Continuation Notice
	C	Compliance Certificate
	D	Assignment Agreement
	E	Certificate re Non-Bank Status
	F	Counterpart Agreement
	G	Pledge and Security Agreement

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SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT

This SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT, dated as of June 8, 2020 (this “Agreement”), is entered into by and among J. C. PENNEY CORPORATION, INC., a Delaware corporation, as debtor and debtor-in-possession (“Borrower”), J. C. PENNEY COMPANY, INC., a Delaware corporation, as debtor and debtor-in-possession (“Holdings”), certain SUBSIDIARIES OF HOLDINGS, each as debtors and debtors-in-possession, as Guarantors, the Lenders party hereto from time to time, GLAS USA LLC, a limited liability company organized and existing under the laws of the State of New Jersey, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), and GLAS AMERICAS LLC, a limited liability company organized and existing under the laws of the State of New York, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent” and, together with Administrative Agent, each, an “Agent” and, collectively, the “Agents”).

RECITALS:

WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof.

WHEREAS, Borrower, Holdings and certain of its Subsidiaries (as hereinafter defined) on May 15, 2020 (the “Petition Date”) have commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the Bankruptcy Code (as hereinafter defined) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), and the Credit Parties (as hereinafter defined) continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

WHEREAS, Borrower has asked the Lenders (as hereinafter defined) to provide it with a superpriority senior secured debtor-in-possession credit facility comprised of term loans (the “Term Facility”) in an aggregate principal amount of $900,000,000, of which (a) $450,000,000 consists of “new money” Loans that will be made available to Borrower pursuant to Section 2.1 and of which an aggregate principal amount equal to $225,000,000 will be provided on the Closing Date (as hereinafter defined) and the remaining aggregate principal amount equal to $225,000,000 will be made available to Borrower on the Final Loan Availability Date (as hereinafter defined) and (b) $450,000,000 consists of Prepetition Term Loan Obligations (as hereinafter defined) and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations (as hereinafter defined) that will be deemed “rolled-up” as Loans on a dollar-for-dollar basis concurrently with the making of “new money” Loans in accordance with Section 2.2.

WHEREAS, all of Borrower’s obligations under the Term Facility are to be guaranteed by the Guarantors (as hereinafter defined).

WHEREAS, the Lenders have severally, and not jointly, agreed to extend such credit to Borrower subject to the terms and conditions set forth herein.

WHEREAS, to provide security for the repayment of the Loans (as hereinafter defined), and the payment of the other Obligations (as hereinafter defined) of the Credit Parties hereunder and under the other Credit Documents (as hereinafter defined), the Credit Parties will provide and grant to Administrative Agent and Collateral Agent, for their benefit and the benefit of the other Secured Parties, certain security interests, liens and other rights and protections pursuant to the terms and conditions hereof pursuant to Sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code and superpriority administrative expense claims pursuant to Section 364(c)(1) of the Bankruptcy Code, in each case having the relative priorities as set forth in the DIP Order, and other rights and protections as more fully described herein and in the DIP Order.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1.    Definitions. The following terms used herein, including in the preamble, recitals, appendices, exhibits and schedules hereto, shall have the following meanings:

“ABL Priority Collateral” means the “ABL Priority Collateral” as defined in the DIP Order.

“Acceptable Confirmation Order” means an order of the Bankruptcy Court confirming an Acceptable Plan that is in form and substance consistent with the RSA and otherwise satisfactory to Administrative Agent (as the same may be amended, supplemented, or modified from time to time after entry thereof with the prior written consent of Administrative Agent).

“Acceptable Plan” means a Plan of Reorganization that is consistent with the RSA and otherwise satisfactory to Administrative Agent (as the same may be amended, supplemented, or modified from time to time after entry thereof in accordance with the terms thereof with the prior written consent of Administrative Agent).

“Actual Disbursements” means the sum of all disbursements (including, without limitation, cash disbursements, cash equivalent disbursements and credit card disbursements) made by the Credit Parties (in all cases excluding payment of Professional Fees) during the relevant period of determination and which corresponds to the amounts across from the line-item in the Approved Budget with the headings “Total Operating Disbursements” and “Total Non-Operating Disbursements”, as determined in a manner consistent with the Approved Budget.

“Actual Receipts” means the sum of all receipts (including, without limitation, cash receipts, cash equivalent receipts and credit card receipts) received by the Credit Parties during the relevant period of determination (other than the proceeds of the Loans) and which corresponds to the amounts across from the line-item in the Approved Budget with the heading “Total Collections”, as determined in a manner consistent with the Approved Budget.

“Adjusted Eurodollar Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars (“LIBOR”) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion, in each case (the “LIBO Screen Rate”)) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided, further, that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the Adjusted Eurodollar Rate shall be the Interpolated Rate comparable to such period as of approximately 11:00 a.m., London time, on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided, however, that notwithstanding the foregoing, the Adjusted Eurodollar Rate shall at no time be less than 1.25% per annum.

“Administrative Agent” as defined in the preamble hereto.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender” as defined in Section 2.18(b).

“Affected Loans” as defined in Section 2.18(b).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means each of (i) Administrative Agent, (ii) Collateral Agent and (iii) any other Person appointed under the Credit Documents to serve in an agent or similar capacity.

“Agent Affiliates” as defined in Section 10.1(b)(iii).

“Aggregate Amounts Due” as defined in Section 2.17.

“Aggregate Payments” as defined in Section 7.2.

“Agreement” means this Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement, dated as of the Closing Date, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Money Laundering Laws” means any and all applicable laws, rules or regulations relating to money laundering or terrorism financing, including, but not limited to, (a) 18 U.S.C. §§ 1956 and 1957 and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., as amended by the PATRIOT Act, and its implementing regulations.

“Applicable Margin” means, (i) with respect to Eurodollar Rate Loans, 11.75% per annum, and (ii) with respect to Base Rate Loans, 10.75% per annum.

“Applicable Reserve Requirement” means, at any time, for any Eurodollar Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained by member banks of the United States Federal Reserve System (or any successor thereto) with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

“Approved Budget” means the operating budget for the Credit Parties covering the Budget Period attached as Exhibit 1 to the DIP Order filed with the Bankruptcy Court on June 5, 2020 as the same may be updated from time to time in accordance with Section 5.1(h).

“Approved Electronic Communications” means any notice, demand, communication, information, document or other material that any Credit Party provides to Administrative Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to Agents or Lenders by means of electronic communications pursuant to Section 10.1(b).

“Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, exclusive license (as licensor or sublicensor), transfer or other disposition to, or any exchange of property with, any Person (including the voluntary termination of a lease or other contract for consideration), in one transaction or a series of transactions, of all or any part of Holdings’ or any of its Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, including the Equity Interests of any of Holdings’ Subsidiaries.

“Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit D, or in such other form as may be approved by Administrative Agent (including electronic documentation generated by ClearPar, Markitclear or other electronic platform).

“Assignment Effective Date” as defined in Section 10.6(b).

“Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer or treasurer of such Person; provided that the secretary or assistant secretary of such Person shall have delivered an incumbency certificate to Administrative Agent as to the authority of such Authorized Officer.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of any Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Court” as defined in the recitals.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the NYFRB Rate in effect on such day plus 1⁄2 of 1.00% and (iii) the sum of (a) the Adjusted Eurodollar Rate (after giving effect to any Adjusted Eurodollar Rate “floor”) that would be payable on such day for a Eurodollar Rate Loan with a one-month interest period plus (b) 1.00% per annum; provided, however, that notwithstanding the foregoing, the Base Rate shall at no time be less than 2.25% per annum. Any change in the Base Rate due to a change in the Prime Rate or the NYFRB Rate shall be effective on the effective day of such change in the Prime Rate or the NYFRB Rate, respectively.

“Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include SOFR) that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent reasonably determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent reasonably decides is reasonably necessary in connection with the administration of this Agreement), in each case, in consultation with Borrower.

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR: (1) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; (2) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide

LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent by notice to Borrower and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 2.18(f) and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.18(f).

“Beneficiary” means each Agent and each Lender.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 101.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “Affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board of Governors” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Borrower” as defined in the preamble hereto.

“Budget Period” as defined in Section 3.1(f).

“Budgeted Disbursements” means the sum of all disbursements (including, without limitation, cash disbursements, cash equivalent disbursements and credit card disbursements) made by the Credit Parties (in all cases excluding payment of Professional Fees) during the relevant period of determination as set forth across from the line-items in the Approved Budget with the headings “Total Operating Disbursements” and “Total Non-Operating Disbursements”.

“Budgeted Receipts” means the sum of all receipts (including, without limitation, cash receipts, cash equivalent receipts and credit card receipts) received by the Credit Parties during the relevant period of determination (other than proceeds of the Loans) as set forth across from the line-item in the Approved Budget with the heading “Total Collections”.

“Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term “Business Day” means any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Business Plan” as defined in Section 5.13.

“Business Plan Parameters” as defined in Section 5.13.

“Capital Lease Obligations” of any Person means, subject to clause (i) of the proviso to the first sentence of Section 1.2, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Carve Out” as defined in the DIP Order.

“Cash Collateral” as defined in the DIP Order.

“Cash Collateral Order” means that certain (a) Interim Order (I) Authorizing Debtors to Use Cash Collateral, (II) Granting Adequate Protection to the Prepetition Secured Parties, and (III) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001(B) entered by the Bankruptcy Court on May 16, 2020 (the “Interim Cash Collateral Order”) and (b) solely with respect to the use of Cash Collateral described therein, the DIP Order; provided that the consent of the Prepetition ABL Agent and Prepetition ABL Lenders shall not be required for the DIP Order to be deemed to be in form and substance satisfactory to Administrative Agent.

“Cause of Action” shall mean any claim, obligation, suit, judgment, damage, demand, debt, right, remedy, cause of action, loss and/or liability, including any derivative claim.

“Certificate re Non-Bank Status” means a certificate substantially in the form of Exhibit E.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means, (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Holdings of any Equity Interest in Borrower; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on and as of the Closing Date) other than any retirement or savings plan for employees of Holdings and its Subsidiaries, of Equity Interests representing more than 42.5% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated or approved by the board of directors of Holdings, or a committee thereof, nor (ii) appointed by directors so nominated or approved; or (d) the occurrence of any “change of control” (or similar event, however denominated) under and as defined in any indenture or other agreement or instrument evidencing, governing the rights of the holders of or otherwise relating to any Material Indebtedness.

“Chapter 11 Cases” as defined in the recitals.

“Closing Date” means June 8, 2020.

“Closing Date Loan” as defined in Section 2.1(a).

“Closing Date Loan Account” means a Deposit Account of Borrower maintained at Bank of America N.A. with the account number ending with the last four digits of 9257.

“Closing Date Loan Amount” means $225,000,000.

“Collateral” means any and all assets (including Equity Interests), whether real, personal or mixed, tangible or intangible, on which Liens are purported to be granted pursuant to the DIP Order and/or the Collateral Documents as security for the Obligations, including, without limitation, (a) all real, personal and mixed property of the Credit Parties and (b) the Closing Date Loan Account (and the deposits therein) and the Final Loan Escrow Account (and the deposits therein), in each case, other than Excluded Assets.

“Collateral Agent” as defined in the preamble hereto.

“Collateral Documents” means the Pledge and Security Agreement, the Final Loan Escrow Account Control Agreement, the DIP Order and all other instruments, documents and agreements delivered by or on behalf of any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

“Commitment” means, for any Lender, the commitment of such Lender to make Loans pursuant to Section 2.1, as set forth on Appendix A (under the headings “Closing Date Loan Commitments” and “Final Loan Commitments”), as modified in any applicable Assignment Agreement and subject to any adjustment or reduction pursuant to the terms and conditions of this Agreement. The aggregate amount of all Lenders’ Commitments on the Closing Date is $450,000,000 (the “Total Commitment”).

“Commitment Premium” as defined in Section 2.11(a).

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contributing Guarantors” as defined in Section 7.2.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

“Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit B.

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit F delivered by a Credit Party pursuant to Section 5.10.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Credit Date” means the date of a Credit Extension.

“Credit Document” means any of this Agreement, the Collateral Documents, the DIP Order, the Fee Letter and any other documents, certificates, instruments or agreements executed and delivered by or on behalf of a Credit Party for the benefit of any Agent or any other Secured Party in connection herewith on or after the Closing Date that specifically identifies itself as a “Credit Document”.

“Credit Extension” means the making of a Loan.

“Credit Party” means Borrower and the Guarantors.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Default Right” as defined in, and interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, Collateral Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lenders’ obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) Administrative Agent has received notification that such Lender is, or has a direct or indirect parent company that is, (i) insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment or (iii) subject to a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Deposit Account” means any “deposit account”, within the meaning of Article 9 of the UCC, of any Credit Party.

“DIP Order” means an order of the Bankruptcy Court authorizing and approving on a final basis, among other things, (a) the Term Facility and the transactions contemplated by this Agreement (as the same may be amended, supplemented, or modified from time to time after entry thereof with the consent of Administrative Agent and Borrower) and (b) use of Cash Collateral as to which no stay has been entered and, in each case, in form and substance satisfactory to Administrative Agent; provided that the consent of the Prepetition ABL Agent and Prepetition ABL Lenders shall not be required for the DIP Order to be deemed to be in form and substance satisfactory to Administrative Agent.

“Disqualified Equity Interests” means any Equity Interest that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a)    matures or is mandatorily payable (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise, prior to the date that is ninety (90) days after the Maturity Date (measured as of the time that such Equity Interest is issued);

(b)    is convertible or exchangeable at the option of the holder thereof for Indebtedness or Equity Interests (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), prior to the date that is ninety (90) days after the Maturity Date (measured as of the time that such Equity Interest is issued); or

(c)    is payable or is required to be paid (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) by Holdings or any of its Affiliates, in whole or in part, at the option of the holder thereof, prior to the date that is ninety (90) days after the Maturity Date (measured as of the time that such Equity Interest is issued);

provided that clauses (a) and (c) hereto (other than the exclusions set forth therein) shall not apply to any requirement of mandatory payment that is contingent upon (i) an “asset sale” (or similar event, including condemnation or casualty), the incurrence of Indebtedness or a “change of control” (or similar event) if such mandatory payment can be avoided through payment of Loans or through investments by Holdings or any of its Subsidiaries in assets to be used in their businesses or if such mandatory payment is contingent upon prior payment in full in cash of the Obligations and (ii) in addition to clause (i) above, in the case of a convertible security or a mandatorily convertible unit, a Fundamental Change; provided, further, that Equity Interests issued to any employee benefit plan, or by any such plan to any employees of Holdings or any of its Subsidiaries, shall not constitute Disqualified Equity Interests solely because they may be required to be paid in order to satisfy applicable statutory or regulatory obligations.

“Division” means, in reference to any Person that is a limited liability company organized under the laws of the State of Delaware, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including as contemplated under (i) Section 18-217 of the Delaware Limited Liability Company Act, (ii) Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, or (iii) any analogous action taken pursuant to any other applicable law.

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any state thereof or the District of Columbia.

“Early Opt-in Election” means the occurrence of:

(1) a reasonable determination by Administrative Agent that U.S. dollar-denominated credit facilities being executed at such time, or that include language similar to that contained in Section 2.18(f), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(2) the election by Administrative Agent to declare that an Early Opt-in Election has occurred and the provision by Administrative Agent of written notice of such election to Borrower and the Lenders.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person other than a natural Person that is (i) a Lender, an Affiliate of any Lender or a Related Fund or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans in the ordinary course of business; provided that no Defaulting Lender, natural person, Credit Party or Affiliate of a Credit Party shall be an Eligible Assignee.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed to by, Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates.

“Environment” means ambient air, surface water, groundwater, drinking water, land surface, sediments, and subsurface strata & natural resources such as wetlands, flora and fauna.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or legally enforceable directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with the presence, Release or threat of Release of any Hazardous Material or Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to natural resources, the Environment, or as relates to exposure to Hazardous Materials, human health or safety.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation or remediation, fines, penalties or indemnities), of Holdings or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with Holdings, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a single employer under Section 414 of the Internal Revenue Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a failure by any Plan to satisfy the minimum funding standard (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Internal Revenue Code); (e) the incurrence by Holdings or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by Holdings or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans (other than a termination initiated by Holdings or an ERISA Affiliate) or to appoint a trustee to administer any Plan; (g) the incurrence by Holdings or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan or the withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA); (h) the receipt by Holdings or any ERISA Affiliate from any Multiemployer Plan of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the occurrence of a non-exempt “prohibited transaction” (as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA) with respect to any Employee Benefit Plan and with respect to which Holdings or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Internal Revenue Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or could otherwise be liable; (j) the imposition of a Lien upon the assets of Holdings or any ERISA Affiliate pursuant to the Internal Revenue Code or ERISA with respect to any Plan; or (k) the disqualification by the Internal Revenue Service of any Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) under Section 401(a) of the Internal Revenue Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Event of Default” means each of the conditions or events set forth in Section 8.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Asset” means: (a) any lease, license, contract or agreement to which any Credit Party is a party (other than contracts between or among Holdings and its Subsidiaries), and any of its rights or interests thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Credit Party or any asset or property of any Credit Party (with no requirement to obtain the consent of any Governmental Authority, including without limitation, no requirement to comply with the Federal Assignment of Claims Act or any similar statute), or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code and the DIP Order) or principles of equity); provided that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in clauses (i) or (ii) above; provided, further, that the exclusions referred to in this clause (a) shall not include any Proceeds (as defined in the UCC) of any such lease, license, contract or agreement unless such Proceeds (as defined in the UCC) also independently constitute Excluded Assets; (b) any assets the pledge of or granting a security interest in which would require a consent, approval, or other authorization of a landlord or other third party to the extent such consent, approval or other authorization is not excused, overridden or rendered ineffective by operation of the Bankruptcy Code, the Bankruptcy Court, the DIP Order or applicable non-bankruptcy law; provided that the exclusions referred to in this clause (b) shall not include (i) any Proceeds (as defined in the UCC) of any lease, license, contract or agreement unless such Proceeds (as defined in the UCC) also independently constitute Excluded Assets or (ii) any assets constituting Collateral (as defined in the Prepetition Term Loan Credit Agreement)); (c) Equity Interests owned by any Credit Party in any Person (other than Subsidiaries wholly-owned by one or more Credit Parties) to the extent prohibited by the terms of such Person’s Organizational Documents as in existence on the Petition Date or the terms governing any joint ventures to which such Credit Party is a party as in existence on the Petition Date (so long as each such prohibition did not arise as part of the acquisition or formation thereof or in anticipation of this Agreement or the Chapter 11 Cases); provided that the exclusions referred to in this clause (c) shall not include (i) any Proceeds (as defined in the UCC) of any lease, license, contract or agreement unless such Proceeds (as defined in the UCC) also independently constitute Excluded Assets or (ii) any Collateral (as defined in the Prepetition Term Loan Credit Agreement)); (d) any assets of any Credit Party to the extent a security interest in such assets could result in material adverse tax consequences to such Credit Party (other than payment of mortgage or mortgage recording tax, transfer tax or similar taxes related to Real Estate Assets) as reasonably and mutually determined by Administrative Agent and Borrower (it being understood and agreed that, for the avoidance of doubt, the grant of a Lien in favor of Collateral Agent, for the benefit of the Secured Parties, in 100% of the ownership interests of any Excluded Subsidiary owned by any Credit Party could not result in material adverse tax consequences to such Credit Party); (e) the Equity Interests in (and assets of) captive insurance companies, in each case owned by any Grantor; (f) any assets subject to a Lien securing Indebtedness to finance the acquisition, construction or improvement of such assets, including capital lease obligations and any Indebtedness assumed in connection with the acquisition of such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals, refinancings and replacements of any such Indebtedness, in each case to the extent such Lien and such Indebtedness are permitted under the Credit Documents and to the extent a security interest in favor of Collateral Agent on such assets is prohibited by the documentation governing such Indebtedness and such prohibition is not excused or rendered ineffective by operation of the Bankruptcy Code, the DIP Order or applicable non-bankruptcy law; (g) any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (h) any interest of a Credit Party in any “Bank Property” (as defined in the Synchrony Agreement); (i) any Deposit Accounts specifically and exclusively used (1) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Credit Party’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (2) for trust or fiduciary purposes in the ordinary course of business and (3) for all taxes required to be collected or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof), taxes owing to any governmental unit thereof, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges) for which any Credit Party may become liable; or (j) (x) any Inventory (as defined in the UCC) held by a Credit Party on a consignment basis and as to which the consignor has complied with all applicable requirements of the UCC, which Inventory (as defined in the UCC) is not owned by a Credit Party (and would not be reflected on a consolidated balance sheet of the Credit Parties and their respective subsidiaries prepared in accordance with GAAP) (such Inventory, “Consignment Inventory”), but any property right of the Credit Parties in such Consignment Inventory shall not be an Excluded Asset, or (y) any Proceeds (as defined in the UCC) from the sale of any Consignment Inventory that are not property of the Debtors’ estates in accordance with applicable law and, in each case of this definition, solely to the extent any such applicable absence of permission, prohibition or restriction or violation is not excused, overridden or rendered ineffective by operation of the Bankruptcy Code, the Bankruptcy Court, the DIP Order or applicable non-bankruptcy law.

“Excluded Subsidiary” means any Subsidiary that is not a debtor or debtor-in-possession in the Chapter 11 Cases.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any applicable keepwell, support, or other agreement for the benefit of such Guarantor), at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.23) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(c), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exit Facility” means the loans made pursuant to the Exit Facility Agreement on or after the Exit Facility Conversion Date.

“Exit Facility Agreement” means the exit facility loan agreement to be entered into in connection with the exercise of the Exit Facility Option by and among the agents party thereto, the lenders party thereto and one or more of the Credit Parties, which exit facility loan agreement shall be in form and substance satisfactory to Administrative Agent and Borrower.

“Exit Facility Conversion Date” means the first date on which an Acceptable Plan becomes effective, the Exit Facility Option has been exercised and the conditions to the effectiveness of the Exit Facility as set forth in the Exit Facility Documents are satisfied or waived in accordance with the terms and conditions thereof.

“Exit Facility Documents” means the Exit Facility Agreement and all other instruments, documents and agreements delivered by any Credit Party pursuant to the Exit Facility Agreement for the benefit of any agent party thereto or any lender party thereto in connection therewith on or after the Exit Facility Conversion Date, which instruments, documents and agreements shall be in form and substance satisfactory to Administrative Agent and Borrower.

“Exit Facility Option” as defined in Section 2.3.

“Expiring Letters of Credit” means the letters of credit existing and as in effect on and as of Petition Date and set forth on Schedule 6.2.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Holdings or any of its Subsidiaries or any of their respective predecessors or Affiliates.

“Fair Share” as defined in Section 7.2.

“Fair Share Contribution Amount” as defined in Section 7.2.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) or any intergovernmental agreement (and any related laws or legislation) implementing the foregoing.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions with members of the Federal Reserve System, as determined in such manner as the NYFRB shall set forth on the NYFRB’s Website, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero).

“Fee Letter” means that certain Fee Letter, dated as of the Closing Date, by and among Agents and Borrower, as amended, restated, supplemented or otherwise modified from time to time.

“Final Loan” as defined in Section 2.1.

“Final Loan Availability Amount” means $225,000,000.

“Final Loan Availability Date” means the earlier of (a) July 8, 2020 and (b) the date on which the Credit Parties shall have delivered the proposed final version of the Business Plan to Administrative Agent (for distribution to the Lenders).

“Final Loan Escrow Account” means a Deposit Account with a financial institution identified on the United States Trustee’s List of Authorized Depositories for Bankruptcy Cases Filed in Region 7 (and in any event satisfactory to Borrower and Administrative Agent) (the “Final Loan Escrow Account Depository”), with the account number to be set forth in the Funding Notice for the Final Loan and in the Final Loan Escrow Account Control Agreement, free and clear of all Liens (other than the Liens permitted by Section 6.2(a)) and subject to the Final Loan Escrow Account Control Agreement.

“Final Loan Escrow Account Control Agreement” means that certain deposit account control agreement with respect to the Final Loan Escrow Account, to be dated on or prior to the Final Loan Availability Date, by and among the Final Loan Escrow Account Depository, Borrower and Collateral Agent.

“Final Loan Escrow Account Depository” as defined in the definition of “Final Loan Escrow Account”.

“Financial Officer” means the (a) chief financial officer or the treasurer of Holdings or Borrower or (b) the chief restructuring officer of Holdings or Borrower appointed during the pendency of the Chapter 11 Cases.

“First and Second Day Orders” means all First Day Orders and Second Day Orders.

“First Day Orders” means all interim (and final orders as a result of the first-day hearing of the Bankruptcy Court, as applicable) of the Bankruptcy Court relating to (i) critical vendors, (ii) foreign vendors, (iii) shippers, warehousemen and lienholders, (iv) 503(b)(9) claimants, (v) customer programs, (vi) insurance, (vii) tax claims, (viii) tax attributes, (ix) utilities, (x) wages and employee benefits, (xi) cash management, (xii) case management and/or cross-border protocols, (xiii) joint administration, (xiv) extension of time to file schedules and statements of financial affairs, (xv) the Interim Cash Collateral Order and (xvi) any other pleading the Credit Parties deem necessary or advisable to file the Chapter 11 Cases, in each case, in form and substance consistent with the Approved Budget and otherwise satisfactory to Administrative Agent; provided that any such orders entered on a final basis on May 16, 2020 shall be deemed to be satisfactory to Administrative Agent.

“Fiscal Month” means a fiscal month of any Fiscal Year.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Week” means a fiscal week of any Fiscal Year (which shall, for the avoidance of doubt, commence on each Sunday and end on each Saturday in accordance with the past practice of Holdings and its Subsidiaries).

“Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on the Saturday closest to January 31 of each calendar year.

“Fitch” means Fitch, Inc.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fundamental Change” as defined in Section 6.8.

“Funding Guarantors” as defined in Section 7.2.

“Funding Notice” means a notice substantially in the form of Exhibit A or such other form as shall be approved by Administrative Agent.

“GAAP” means, subject to the provisions of Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” as defined in the Pledge and Security Agreement.

“guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any guarantee at any time shall be deemed to be (i) an amount equal to the stated or determinable amount at such time of the related primary obligation, or portion thereof, in respect of which such guarantee is made or (ii) if the amount of such primary obligation is not stated or determinable at such time, the amount of the guarantee shall be such guarantor’s maximum reasonably anticipated liability in respect thereof; provided that if the terms of such guarantee limit the amount for which such guarantor may be liable thereunder to a maximum stated or determinable amount, the amount of such guarantee shall not in any event exceed such maximum stated or determinable amount.

“Guaranteed Obligations” as defined in Section 7.1.

“Guarantor” means each of (i) Holdings and (ii) each Subsidiary other than any Excluded Subsidiary.

“Guarantor Subsidiary” means each Guarantor other than Holdings.

“Guaranty” means the guaranty of each Guarantor set forth in Section 7.

“Hazardous Materials” means all explosive or radioactive materials, substances or wastes and all hazardous or toxic materials, substances, wastes or other pollutants, including petroleum or petroleum distillates or by-products, asbestos or asbestos containing materials, polychlorinated biphenyls, per- and polyfluoroalkyl substances, radon gas, infectious or medical wastes and all other materials, substances or wastes of any nature regulated as hazardous, toxic, a pollutant, a contaminant, or words of similar import pursuant to any Environmental Law.

“Hazardous Materials Activity” means any past or current activity, event or occurrence conducted by Holdings or any of its Subsidiaries involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Holdings” as defined in the preamble hereto.

“Impacted Interest Period” as defined in the definition of “Adjusted Eurodollar Rate”.

“Increased-Cost Lender” as defined in Section 2.23.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable incurred in the ordinary course of business, (ii) any earn-out obligation contingent upon performance of an acquired business, except to the extent such obligation would be required to be reflected on a consolidated balance sheet (without giving effect to the footnotes thereto) of Holdings prepared in accordance with GAAP and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (provided that with respect to Indebtedness that is nonrecourse to the credit of that Person, such Indebtedness shall be taken into account only to the extent of the lesser of (x) the fair market value of the asset(s) subject to such Lien and (y) the amount of Indebtedness secured), (f) all guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) all Off-Balance Sheet Liabilities and (k) Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For the avoidance of doubt, any preferred Equity Interests (other than any Disqualified Equity Interests) of any Person that are convertible into common Equity Interests (other than any Disqualified Equity Interests) of such Person shall not constitute Indebtedness of such Person. For the avoidance of doubt, obligations in respect of Swap Agreements shall not constitute Indebtedness.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims, actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials), expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented out-of-pocket fees and disbursements of Milbank LLP, Sullivan & Cromwell LLP, Arnold & Porter Kaye Scholer LLP, Deutsche Bank Securities Inc., Houlihan Lokey Capital, Inc. and Hilco Real Estate, LLC, and any reasonably necessary local legal counsel (including Porter Hedges LLP and Gray Reed & McGraw LLP) in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect, special or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Credit Extensions or the use or intended use of the proceeds thereof, any amendments, waivers or consents with respect to any provision of this Agreement or any of the other Credit Documents, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); or (ii) any Environmental Claim, and Environmental Liabilities or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Holdings or any of its Subsidiaries.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” as defined in Section 10.3(a).

“Initial Approved Budget” as defined in Section 3.1(f).

“Initial Non-Voting Roll-Up Lender” means each Lender set forth on Schedule 10.6.

“Intellectual Property” as defined in the Pledge and Security Agreement.

“Interest Payment Date” means with respect to (i) any Loan that is a Base Rate Loan, the last Business Day of each calendar month, commencing on the first such date to occur after the first Credit Date, and the final maturity date of such Loan; and (ii) any Loan that is a Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the final maturity date of such Loan.

“Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one month, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) the initial Interest Period with respect to each Loan shall be a one month interest period commencing on the date such Loan is funded and ending on the last day of the calendar month in which such Loan is funded; and (c) no Interest Period shall extend beyond the Maturity Date.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period.

“Interim Cash Collateral Order” as defined in the definition of “Cash Collateral Order”.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the Closing Date and from time to time thereafter, and any successor statute.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period for which that LIBO Screen Rate is available that exceeds the Impacted Interest Period, in each case, at such time.

“JC Penney Properties” means J. C. Penney Properties, LLC, a Delaware limited liability company.

“JCP Real Estate Holdings” means JCP Real Estate Holdings, LLC, a Delaware limited liability company.

“Leasehold Property” means any leasehold interest of any Credit Party as lessee under any lease of real property.

“Leasing Report” as defined in Section 5.1(n).

“Lender” means each financial institution listed on the signature pages to this Agreement and any other Person that becomes a party hereto pursuant to an Assignment Agreement.

“LIBOR” as defined in the definition of “Adjusted Eurodollar Rate”.

“LIBO Screen Rate” as defined in the definition of “Adjusted Eurodollar Rate”.

“Lien” means with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loans” means, individually and collectively, the Closing Date Loan and the Final Loan. For the avoidance of doubt, “Loans” shall include the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations that were “rolled-up” as Loans pursuant to Section 2.2.

“Loan Exposure” means, with respect to any Lender, as of any date of determination, the sum of (i) the outstanding principal amount of the Loans of such Lender and (ii) the outstanding principal amount of such Lender’s unfunded Commitment which has not expired or terminated in accordance with the terms of this Agreement; provided that at any time prior to the making of any Loan, the Loan Exposure of any Lender shall be equal to such Lender’s Commitment.

“Margin Stock” as defined in Regulation U.

“Material Adverse Effect” means (a) a materially adverse effect on the business, assets, operations or condition of Holdings and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Credit Parties to perform their obligations under the Credit Documents or (c) a material impairment of the rights of or benefits available to the Lenders, Administrative Agent or Collateral Agent under any Credit Document (other than any such impairment of rights or benefits that is primarily attributable to (i) action taken by one or more Lenders, Administrative Agent or Collateral Agent (excluding any action against one or more Lenders, Administrative Agent or Collateral Agent taken by Holdings, Borrower, their respective Subsidiaries or their respective Affiliates) or (ii) circumstances that are unrelated to Holdings, Borrower, their respective Subsidiaries or their respective Affiliates); provided that none of (i) the Chapter 11 Cases, the events and conditions leading up to the Chapter 11 Cases, or their reasonably anticipated consequences, (ii) the actions required to be taken pursuant to the Credit Documents, the RSA, the DIP Order or the Cash Collateral Order or (iii) the occurrence of the COVID-19 pandemic or the impacts thereof on the business, financial condition or results of Holdings or its Subsidiaries shall constitute a “Material Adverse Effect” for any purpose.

“Material Indebtedness” means Indebtedness (other than the Loans hereunder), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Real Estate Documents” as defined in Section 4.11.

“Maturity Date” means the earliest to occur of:

(a)    November 16, 2020;

(b)    June 8, 2020, if the DIP Order has not been entered by the Bankruptcy Court on or prior to June 5, 2020;

(c)    the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a Plan of Reorganization;

(d)    the date on which the Credit Parties consummate a sale of all or substantially all of the assets of the Credit Parties pursuant to section 363 of the Bankruptcy Code or otherwise;

(e)    without Administrative Agent’s prior written consent, the date of filing or express written support by the Credit Parties of bidding procedures, 363 sale processes or transactions (or such similar sale processes or transactions), plans of liquidation or reorganization or related disclosure statements that are not in accordance with the RSA, if applicable, and that are not otherwise satisfactory to Administrative Agent;

(f)    the date on which the Loans shall become due and payable by acceleration or otherwise in accordance with the terms of this Agreement or the DIP Order;

(g)    the date of any breach by the Credit Parties which has not been cured or waived, or the termination of the RSA after the effectiveness thereof;

(h)    the date the Bankruptcy Court dismisses any of the Chapter 11 Cases or converts any of the Chapter 11 Cases to a Chapter 7 case; or

(i)    the Credit Parties shall lose access to the use of cash collateral in accordance with the Cash Collateral Order, subject to any applicable remedies notice period.

“Milestones” as defined in Section 5.13.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA maintained, sponsored or contributed to by Holdings or any ERISA Affiliate.

“Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Holdings or any of its Subsidiaries from such Asset Sale, minus, to the extent such Asset Sale is permitted hereunder, (ii) any bona fide direct and actual out-of-pocket costs incurred or paid to a Person that is not an Affiliate of any Credit Party in connection with such Asset Sale, including (a) transfer, sales, or similar Taxes and the good faith estimate of income or gains Taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Indebtedness that is secured by a Lien on any Collateral on a basis that is junior to the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale unless such Indebtedness is assumed by the buyer or other applicable counterparty (a “Counterparty”) in connection with such Asset Sale, (c) a reasonable reserve for any indemnification payments (fixed or contingent) to the applicable Counterparty attributable to the indemnities and representations and warranties undertaken by Holdings or any of its Subsidiaries in connection with such Asset Sale; provided that upon the release of the undrawn portion of any such reserve to Holdings or any of its Subsidiaries, which shall occur no later than the expiration of the applicable survival period relating to such indemnities, representations or warranties (as applicable) under the agreements governing such Asset Sale, the amount released shall be considered Net Asset Sale Proceeds.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any cash payments or proceeds received by Holdings or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder with respect to an asset constituting Collateral or (b) as a result of the taking of any assets of Holdings or any of its Subsidiaries constituting Collateral by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale or transfer of such assets as referred to in clause (i)(b) of this definition, including Taxes paid or payable in connection therewith.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Public Information” means material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to Holdings or its Affiliates or their respective Securities.

“Non-US Lender” as defined in Section 2.20(c).

“Non-Voting Roll-Up Lender” means (a) each Initial Non-Voting Roll-Up Lender and (b) any assignee, participant or transferee of an Initial Non-Voting Roll-Up Lender (other than, in the case of this clause (b), any assignee, participant or transferee that is a Lender (other than an Initial Non-Voting Roll-Up Lender) on the Closing Date, an Affiliate of such Lender or a Related Fund of such Lender or any assignee, participant or transferee of such Lender).

“Non-Voting Rolled-Up Loans” means any Rolled-Up Loans received by an Initial Non-Voting Roll-Up Lender on the Closing Date or the Final Availability Date pursuant to paragraph 115 of the DIP Order.

“Notice” means a Funding Notice or a Conversion/Continuation Notice.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means all obligations of every nature of each Credit Party, including obligations from time to time owed to Secured Parties or any of them, in each case, under any Credit Document, whether for principal, interest, premiums, fees, expenses, indemnification, reimbursement or otherwise.

“Obligee Guarantor” as defined in Section 7.7.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person or (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person. For the avoidance of doubt, any preferred Equity Interests (other than any Disqualified Equity Interests) of any Person that are convertible into common Equity Interests (other than any Disqualified Equity Interests) of such Person shall not constitute an Off-Balance Sheet Liability of such Person.

“Organizational Documents” means (i) with respect to any corporation or company, its certificate, memorandum or articles of incorporation, organization or association, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such Organizational Document shall only be to a document of a type customarily certified by such governmental official.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies (and interest, fines, penalties and additions related thereto) arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar rate borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Participant Register” as defined in Section 10.6(g)(i).

“PATRIOT Act” as defined in Section 3.1(n).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Encumbrances” means, in each case to the extent incurred in the ordinary course of business:

(a)    Liens imposed by law for Taxes, assessments or governmental charges or levies that, in each case, (i) are not overdue by more than thirty (30) days, (ii) are being contested in compliance with Section 5.3 or (iii) the nonpayment of which is permitted or required by the Bankruptcy Code;

(b)    carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days (or, in the case of a landlords’ Lien, beyond any notice and cure period under the applicable real property lease) or are being contested in compliance with Section 5.3;

(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, employers’ health taxes and other social security laws or regulations or similar legislation or to secure letters of credit, bank guarantees or similar instruments supporting such obligations;

(d)    pledges or deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds or obligations to insurance carriers and other obligations of a like nature, in each case in the ordinary course of business or to secure letters of credit, bank guarantees or similar instruments supporting such obligations;

(e)    judgment liens in respect of judgments that do not constitute an Event of Default under Section 8.1(g);

(f)    easements, restrictions (including zoning restrictions), rights-of-way and other encumbrances, title defects and matters of record affecting real property that do not materially detract from the value of the Collateral, taken as a whole, or interfere with the ordinary conduct of business of Holdings and its Subsidiaries, taken as a whole;

(g)    the special property interest of a consignor in respect of Consignment Inventory;

(h)    Liens (i) in favor of banks, other financial institutions, securities or commodities intermediaries or brokerage arising as a matter of law encumbering deposits of cash, securities, commodities and other funds maintained with such Persons (including rights of set off) and that are within the general parameters customary in such Person’s industry, (ii) deemed to exist in connection with investments in repurchase agreements described in clause (d) of the definition of “Permitted Investments”, (iii) attaching to commodity trading accounts or other brokerage accounts in the ordinary course of business securing obligations owed to the institutions with which such accounts are maintained, (iv) that are contractual rights of setoff (x) relating to the establishment of depository relations with banks or other deposit-taking financial institutions in the ordinary course of business and not given in connection with the issuance of Indebtedness or (y) relating to pooled deposit or sweep accounts of Holdings or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business and (v) that are rights of set-off (or holdbacks or reserves established by a credit card issuer or processor) against credit balances of Holdings or any of its Subsidiaries with credit card issuers or credit card processors or amounts owing by such credit card issuers or credit card processors to Holdings or any of its Subsidiaries, or Liens on returned merchandise in favor of such issuers or processors, in each case in the ordinary course of business, but not rights of set-off against any other property or assets of Holdings or any of its Subsidiaries pursuant to agreements with credit card issuers or credit card processors to secure the obligations of Holdings or any of its Subsidiaries to credit card issuers or credit card processors as a result of fees and chargebacks;

(i)    Liens of a collecting bank under Section 4-210 of the UCC in effect in the relevant jurisdiction (or Section 4-208 in the case of the New York UCC) on items in the course of collection;

(j)    Liens of sellers of goods to Holdings or a Subsidiary arising as a matter of law under Article 2 of the UCC in effect in the relevant jurisdiction or similar provisions of applicable law, in each case in the ordinary course of business;

(k)    licenses of patents, trademarks and other intellectual property rights of Holdings or any of its Subsidiaries, in each case in the ordinary course of business and not materially interfering with the conduct of business by Holdings and its Subsidiaries, taken as a whole;

(l)    Liens solely on any cash earnest money deposits made by Holdings or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it;

(m)    Liens incurred in the ordinary course of business in connection with the shipping of goods on the related goods and proceeds thereof in favor of the shipper of such goods;

(n)    as to any Leasehold Property, any Lien encumbering the underlying fee estate or master or primary lease in connection therewith so long as such fee estate or landlord (or similar) interest is not held by a Person that is a Credit Party or an Affiliate of any Credit Party; and

(o)    as to any fee-owned or ground-leased Real Estate Assets, any matters affirmatively insured over or exceptions noted in the final title polices issued in connection with the Mortgages (as defined in the Prepetition Term Loan Credit Agreement);

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money.

“Permitted Indebtedness” means, in each case to the extent incurred in the ordinary course of business and, to the extent applicable, consistent with the Approved Budget:

(a)    obligations incurred by Holdings or any Subsidiary arising from agreements providing for customary indemnification, earnouts, adjustment of purchase price, non-compete, consulting or other similar obligations, in each case arising in connection with acquisitions or dispositions of any business, assets or subsidiary of Holdings or such Subsidiary permitted under this Agreement;

(b)    Indebtedness in respect of (i) the financing of insurance premiums or (ii) take-or- pay or minimum buy obligations contained in supply agreements, in each case incurred in the ordinary course of business;

(c)    obligations in respect of deferred compensation to employees of Holdings and its Subsidiaries in the ordinary course of business;

(d)    (i) obligations of Holdings or any Subsidiary incurred in the ordinary course of business in respect of performance guarantees, completion guarantees, performance bonds, bid bonds, appeal bonds, surety bonds, judgment bonds, replevin bonds and similar bonds, self-insurance and other similar obligations to the extent any such obligations constitute Indebtedness and (ii) obligations in respect of letters of credit, bank guarantees or similar instruments supporting any such obligations or obligations described in clauses (c) and (d) of the definition of “Permitted Encumbrances”;

(e)    customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business; and

(f)    Indebtedness incurred in the ordinary course of business in respect of cash management; netting services; automatic clearinghouse arrangements; employee credit card, debit card, prepaid card, purchase card or other payment card programs; overdraft protections and other bank products and similar arrangements and Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument of Holdings or a Subsidiary drawn against insufficient funds in the ordinary course of business that is promptly repaid.

“Permitted Investments” means:

(a)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof);

(b)    investments in commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a credit rating of at least A2 from S&P, P2 from Moody’s or F2 from Fitch;

(c)    investments in certificates of deposit, banker’s acceptances and time deposits issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic or offshore office of any commercial bank organized under the laws of the United States of America or any State thereof, (ii) any office located within the United States of America or in a foreign jurisdiction that has a tax treaty with the United States of America of a commercial bank organized under the laws of another country or (iii) any office located in London of any commercial bank organized under the laws of the United States of America, any Asian country or any European country, in each case which, at the time of acquisition, has a combined capital and surplus and undivided profits of not less than $500,000,000; provided, however, that investments with any bank that has a combined capital and surplus and undivided profits of less than $500,000,000 are permitted if Borrower maintains a banking relationship with such bank;

(d)    collateralized repurchase agreements with a term of not more than 365 days and entered into with a financial institution satisfying the criteria described in clause (c) above or any Prepetition ABL Lender or any Affiliate of any Prepetition ABL Lender (i) that has a combined capital and surplus and undivided profits of not less than $500,000,000 or (ii) whose obligations under any such agreements is guaranteed by an entity that has a combined capital and surplus and undivided profits of not less than $500,000,000; and

(e)    money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 and (ii) have portfolio assets of at least $3,000,000,000; provided that investments in any money market fund with portfolio assets of less than $3,000,000,000 are permitted if such fund has received a rating of AAA from S&P or Aaa from Moody’s.

“Permitted Liens” means each of the Liens permitted pursuant to Section 6.2.

“Permitted Supply Chain Financing” as defined in Section 6.1(j).

“Permitted Variance” means any variance permitted under Section 6.5.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Petition Date” as defined in the recitals.

“Plan” means any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA that is maintained, sponsored or contributed to by Holdings or any ERISA Affiliate.

“Plan of Reorganization” means a plan of reorganization with respect to the Credit Parties and their respective Subsidiaries pursuant to the Chapter 11 Cases.

“Platform” as defined in Section 5.1.

“Pledge and Security Agreement” means the Debtor-In-Possession Pledge and Security Agreement, dated as of the Closing Date, executed by Borrower, each Guarantor and Collateral Agent, substantially in the form of Exhibit G, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Prepetition ABL Agent” as defined in the definition of “Prepetition ABL Credit Agreement”.

“Prepetition ABL Credit Agreement” means that certain Credit Agreement, dated as of June 20, 2014, among Holdings, Borrower, Purchasing, the Prepetition ABL Lenders, Wells Fargo Bank, National Association, as administrative agent and collateral agent (the “Prepetition ABL Agent”), and certain other Persons party thereto from time to time, as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time prior to the Petition Date, and existing and as in effect on and as of the Petition Date.

“Prepetition ABL Lender” means the lenders from time to time party to the Prepetition ABL Credit Agreement.

“Prepetition Indebtedness” means the Indebtedness of the Credit Parties under (a) (1) the Prepetition ABL Credit Agreement, (2) the Prepetition Term Loan Credit Agreement, (3) the Prepetition Senior Secured Notes, (4) Borrower’s 8.625% second lien secured notes due March 2025, (5) Holdings’ and Borrower’s 5.65% senior notes due 2020, (6) Holdings’ and Borrower’s 7.125 % debentures due 2023, (7) Holdings’ and Borrower’s 6.90% debentures due 2026, (8) Holdings’ and Borrower’s 6.375% senior notes due 2036, (9) Holdings’ and Borrower’s 7.40% debentures due 2037 and (10) Holdings’ and Borrower’s 7.625% debentures due 2097, in each case, as existing and as in effect on and as of the Petition Date and (b) the Indebtedness set forth on Schedule 6.1 as existing and as in effect on and as of the Petition Date.

“Prepetition Senior Secured Notes” means the 5.875% Senior Secured Notes due 2023 issued under the Prepetition Senior Secured Notes Indenture.

“Prepetition Senior Secured Notes Documents” means the “Notes Documents” as defined in the Prepetition Senior Secured Notes Indenture.

“Prepetition Senior Secured Notes Indenture” means that certain Indenture, dated as of June 23, 2016, among Borrower, Wilmington Trust, National Association, as trustee and certain other parties party thereto, and as in effect on and as of the Petition Date.

“Prepetition Senior Secured Notes Obligations” means the “Notes Obligations” as defined in the Prepetition Senior Secured Notes Indenture.

“Prepetition Senior Secured Notes Secured Parties” means the “Notes Secured Parties” as defined in the Prepetition Senior Secured Notes Indenture.

“Prepetition Term Loan Credit Agreement” means that certain Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016, by and among Holdings, Borrower, certain Subsidiaries of Borrower from time to time party thereto, GLAS USA LLC, as administrative agent, and the other Prepetition Term Loan Secured Parties party thereto from time to time, existing and as in effect on and as of the Petition Date.

“Prepetition Term Loan Credit Documents” means the “Credit Documents” as defined in the Prepetition Term Loan Credit Agreement.

“Prepetition Term Loan Obligations” means the “Obligations” as defined in the Prepetition Term Loan Credit Agreement.

“Prepetition Term Loan Secured Parties” means the “Secured Parties” as defined in the Prepetition Term Loan Credit Agreement.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by The Wall Street Journal as the “Prime Rate” in the United States (or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Administrative Agent) or any similar release by the Federal Reserve Board (as determined by Administrative Agent)); each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Principal Office” means Administrative Agent’s “Principal Office” as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as Administrative Agent may from time to time designate in writing to Borrower and each Lender.

“Pro Rata Share” means, with respect to all payments, computations and other matters relating to the Loan of any Lender, the percentage obtained by dividing (a) the Loan Exposure of that Lender by (b) the aggregate Loan Exposure of all Lenders. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Loan Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Loan Exposure of all Lenders.

“Professional Fees” means, to the extent allowed at any time, whether by interim or final compensation order, all unpaid fees and expenses incurred by persons or firms retained by the Credit Parties pursuant to sections 327, 328, or 363 of the Bankruptcy Code.

“Property Companies” means JC Penney Properties and JCP Real Estate Holdings, and “Property Company” means either of them.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lenders” means Lenders that do not wish to receive Non-Public Information with respect to Holdings, its Subsidiaries or their respective Securities.

“Purchasing” means J. C. Penney Purchasing Corporation, a New York corporation.

“QFC” as defined in the term “qualified financial contract”, and interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.

“Real Estate Monetization Report” as defined in Section 5.1(n).

“Recipient” means (a) Administrative Agent, (b) Collateral Agent and (c) any Lender, as applicable.

“Register” as defined in Section 2.7(b).

“Regulation D” means Regulation D of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Fund” means (a) with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor or (b) with respect to any Lender and its Affiliates, their respective accounts, funds and investment vehicles advised or managed by such Lender or its Affiliates and entities who hold interests in the Prepetition Term Loan Obligations or the Prepetition Senior Secured Notes Obligations, directly or indirectly, on behalf of such Lender or its Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or any successor thereto.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the outdoor air, soil, surface water or groundwater.

“Remedies Notice Requirement” as defined in Section 8.1.

“Repayment Premium” as defined in Section 2.11(c).

“Replacement Lender” as defined in Section 2.23.

“Requisite Lenders” means one or more Lenders having or holding Loan Exposure and representing more than 50% of the aggregate Loan Exposure of all Lenders; provided that, with respect to any Defaulting Lender or (solely with respect to any Non-Voting Rolled-Up Loans) any Non-Voting Roll-Up Lender, Requisite Lenders shall be determined by disregarding the Loan Exposure of such Defaulting Lender or (solely with respect to any Non-Voting Rolled-Up Loans) such Non-Voting Roll-Up Lender.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings or any Subsidiary, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings or any Subsidiary, (c) any payment made in connection with the conversion of any convertible Indebtedness into Equity Interests in Holdings or any Subsidiary and that constitutes a “net settlement” in respect of any such Equity Interests that would have been issuable upon such conversion on account of the principal of such Indebtedness, or (d) any payment made on account of a “call spread”, “capped call” or similar transaction relating to an issuance of Indebtedness or preferred Equity Interests convertible into, or by reference to, Equity Interests in Holdings or any Subsidiary.

“RSA” means that certain Restructuring Support Agreement, dated as of May 15, 2020, executed and delivered by the Credit Parties and the other parties thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“S&P” means S&P Global Ratings.

“Sale/Leaseback Transaction” as defined in Section 6.10.

“Second Day Orders” means all final orders of the Bankruptcy Court (other than the DIP Order) relating to (i) critical vendors, (ii) foreign vendors, (iii) shippers, warehousemen and lienholders, (iv) 503(b)(9) claimants, (v) customer programs, (vi) insurance, (vii) tax claims, (viii) tax attributes, (ix) utilities, (x) wages and employee benefits, (xi) cash management, (xii) case management and/or cross-border protocols, (xiii) joint administration, (xiv) extension of time to file schedules and statements of financial affairs and (xv) any other pleading the Credit Parties deem necessary or advisable to file the Chapter 11 Cases, in each case, in form and substance consistent with the Approved Budget and otherwise reasonably satisfactory to Administrative Agent.

“Secured Parties” means, collectively, Agents (and any delegate or sub-agent thereof), the Lenders and the Indemnitees.

“Secured Supply Chain Obligations” means the due and punctual payment and performance of all obligations of each Credit Party to a Prepetition ABL Lender or an Affiliate of a Prepetition ABL Lender under any Permitted Supply Chain Financing, to the extent the documentation for such obligations specifically provides that such Prepetition ABL Lender or Affiliate of such Prepetition ABL Lender is entitled to be secured under the “Collateral Agreement” (as defined in the ABL Credit Agreement).

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“SOFR” means the forward-looking term rate based on the Secured Overnight Financing Rate that has been selected or recommended by the Relevant Governmental Body.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned or held. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Supermajority Lenders” means one or more Lenders having or holding Loan Exposure and representing at least 66.7% of the aggregate Loan Exposure of all Lenders; provided that, with respect to any Defaulting Lender or (solely with respect to any Non-Voting Rolled-Up Loans) any Non-Voting Roll-Up Lender, Supermajority Lenders shall be determined by disregarding the Loan Exposure of such Defaulting Lender or (solely with respect to any Non-Voting Rolled-Up Loans) such Non-Voting Roll-Up Lender.

“Superpriority” means, with respect to any Lien purported to be created in any Collateral pursuant to the DIP Order, that such Lien is (a) a superpriority priming Lien ranking senior in priority of security to any other Lien (other than (x) the Prepetition ABL Liens (as defined in the DIP Order) and the ABL Adequate Protection Liens (as defined in the DIP Order), in each case with respect to the ABL Priority Collateral and (y) the Carve Out) and (b) the only Lien to which such Collateral is subject (other than any Permitted Liens).

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or its Subsidiaries shall be a Swap Agreement. For the avoidance of doubt, “Swap Agreement” will include a swap transaction pursuant to which the obligations of the applicable Credit Party to make scheduled payments thereunder are deferred (including, without limitation, payment obligations that are deferred to the scheduled termination date of such transaction so that such Credit Party makes a single payment thereunder on such scheduled termination date).

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Synchrony Agreement” means that certain Amended and Restated Consumer Credit Card Program Agreement by and between Borrower and Synchrony Bank, dated as of October 5, 2018, as existing and as in effect on and as of the Petition Date.

“Tax” means any present or future tax, levy, impost, duty, deduction, withholding (including backup withholding), assessment, fee or other charge imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Terminated Lender” as defined in Section 2.23.

“Toggle Event” means the occurrence of either (a) the failure of the Supermajority Lenders to approve the Business Plan by July 15, 2020 or (b) the failure by the Credit Parties to obtain binding commitments for third-party financing (on terms and conditions satisfactory to Administrative Agent) necessary to finance the Business Plan approved by the Supermajority Lenders by August 15, 2020. Borrower shall promptly, and in any event within one (1) Business Day of the occurrence of a Toggle Event, provide written notice to Administrative Agent of the occurrence thereof.

“Total Commitment” as defined in the definition of “Commitment”.

“Type of Loan” means a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York or, when the laws of any other jurisdiction govern the perfection or enforcement of any security interest, the Uniform Commercial Code of such jurisdiction.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Unfunded Pension Liability” means the excess of a Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year.

“Updated Budget” as defined in Section 5.1(h).

“Upfront Premium” as defined in Section 2.11(b).

“U.S. Lender” as defined in Section 2.20(c).

“Variance Report” as defined in Section 5.1(i).

“Variance Report Date” as defined in Section 5.1(i).

“Variance Testing Period” means the four Fiscal Week period up to and through the Saturday prior to the applicable Variance Report Date (provided that (a) the first Variance Testing Period (which for the avoidance of doubt, shall be reported on June 12, 2020, the first Variance Report Date) shall be the two Fiscal Week calendar period beginning May 24, 2020 through and including June 6, 2020 and (b) the second Variance Testing Period (which for the avoidance of doubt, shall be reported on June 19, 2020, the second Variance Report Date) shall be the three Fiscal Week calendar period beginning May 24, 2020 through and including June 13, 2020).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, transfer or dilute shares issued by a UK Financial Institution, to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2.    Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that for purposes of determining compliance with any provision of this Agreement, the determination of whether a lease is to be treated as an operating lease or capital lease shall be made without giving effect to any change in accounting for leases pursuant to GAAP after the Closing Date.

1.3.    Interpretation, Etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any report, certificate or other information required to be furnished by Borrower or any other Credit Party under this Agreement (other than pursuant to Section 5.1(k) or Section 5.13 or the component definitions used in such Sections) is due on any day that is not a Business Day, it shall be deemed due on the next succeeding Business Day. Notwithstanding anything to the contrary herein, except to the extent explicitly defined otherwise, any reference to “consistent with the Approved Budget”, “in accordance with the Approved Budget”, “permitted by the Approved Budget” or words of similar import (each, a “Budget Consistency Requirement”) means that such applicable payment, action or inaction would not result in an immediate Default or an Event of Default as a result of a violation of Section 2.6 or Section 6.5 (other than, for the avoidance of doubt, solely as a result of a Budget Consistency Requirement).

1.4.    Divisions. Any reference in any Credit Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by any Person, or an allocation of assets to a series of Persons (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a Person shall constitute a separate Person under the Credit Documents (and each Division of any Person that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person, and if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.5.    Closing Date Schedules. In the event any information in any Schedule to this Agreement or any of the Schedules to the Pledge and Security Agreement proves outdated, inaccurate, incomplete or misleading as of the Closing Date (including due to clerical error), Borrower shall promptly deliver to Administrative Agent a proposed update to such Schedule (a “Proposed Update”) correcting all outdated, inaccurate, incomplete or misleading information (it being understood and agreed that no update to such Schedules to reflect changes in the information in such schedules due to the occurrence of events or circumstances arising after the Petition Date shall be permitted to be made by this Section 1.5). Each such Proposed Update shall be accompanied by a certificate of an Authorized Officer certifying (a) that such Proposed Update relates to information that was true, complete and correct as of the Petition Date and (b) compliance with this Section 1.5; provided that the prior written consent of Administrative Agent shall be required if any Lender would be directly, materially and adversely affected by any such Proposed Update. Thereafter, each such Proposed Update shall, for all purposes under the Credit Documents, automatically be deemed to supplement and become a part of each affected Schedule to this Agreement and/or the Pledge and Security Agreement as if included therein as of the Closing Date, and notwithstanding anything to the contrary herein, no Default or Event of Default shall arise (or be deemed to have arisen) solely as a result of the omission from the affected Schedules on the Closing Date of information contained in such Proposed Update so long as such Proposed Update is delivered (and, if applicable, such prior written consent is obtained) in accordance with this Section 1.5.

SECTION 2. LOANS

2.1.    Loans.

(a)    Commitments. Subject to the terms hereof, and upon the satisfaction (or waiver by the Requisite Lenders or the Supermajority Lenders, as applicable, in accordance with Section 10.5) of each of the applicable conditions set forth in Section 3.1 or Section 3.2, as applicable, each Lender severally agrees to make Loans to Borrower in two (2) Credit Extensions as follows: (i) first, on the Closing Date (the Loan made on the Closing Date, the “Closing Date Loan”) and (ii) second, on the Final Loan Availability Date (the Loan made on the Final Loan Availability Date, the “Final Loan”), in each case, in an aggregate principal amount not to exceed its applicable Commitment; provided that:

(i)    the Closing Date Loan shall be funded ratably by each Lender in accordance with its Commitment as set forth under the heading “Closing Date Loan Commitments” on Appendix A and in an aggregate amount equal to the Closing Date Loan Amount; and

(ii)    the Final Loan shall be funded ratably by each Lender in accordance with its Commitment as set forth under the heading “Final Loan Commitments” on Appendix A and in an aggregate amount equal to the Final Loan Availability Amount.

(b)    The Commitments of the applicable Lenders shall be permanently reduced dollar for dollar immediately after the funding of any Loans thereunder and any unused Commitments shall terminate immediately and without further action, (i) with respect to the Closing Date Loan Amount, upon funding of the Closing Date Loan and (ii) with respect to the Final Loan Availability Amount, upon the earlier of the (1) the funding of the Final Loan and (2) the Final Loan Availability Date. Each Loan shall be of the same type made on the same day by the applicable Lenders ratably according to their respective Commitments. Amounts borrowed under Section 2.01(a) and subsequently repaid or prepaid may not be reborrowed. All amounts owed hereunder with respect to the Loans and Commitments shall be paid in full in cash no later than the Maturity Date. Notwithstanding anything to the contrary herein, it is agreed and understood that the Closing Date Loan and the Final Loan shall collectively constitute one class of Loans for all purposes herein and under the other Credit Documents. For the avoidance of doubt, (i) the Closing Date Loan permitted to be borrowed on the Closing Date pending satisfaction of the conditions set forth in Section 3.1 shall be in an aggregate principal amount equal to $225,000,000 (and no lesser amount may be drawn on the Closing Date) and (ii) the Final Loan permitted to be borrowed on the Final Loan Availability Date pending satisfaction of the conditions set forth in Section 3.2 shall be in an aggregate principal amount equal to $225,000,000 (and no lesser amount may be drawn on the Final Loan Availability Date).

(c)    Credit Extension Mechanics for Loans.

(i)    Borrower shall deliver to Administrative Agent a fully executed irrevocable Funding Notice no later than (x) in the case of the Closing Date Loan, one (1) Business Day prior to the Closing Date and (y) in the case of the Final Loan, three (3) Business Days prior to the Final Loan Availability Date, which Funding Notice shall include (x) with respect to the Closing Date Loan, the wire instructions for the Closing Date Loan Account and (y) with respect to the Final Loan, the wire instructions for the Final Loan Escrow Account; provided that Borrower may condition the Credit Extension in the Funding Notice for the Closing Date Loan on the entry of the DIP Order. If no election as to the Type of Loan is specified in any such notice, then the requested Loan shall be a Eurodollar Rate Loan. For the avoidance of doubt, with respect to any Eurodollar Rate Loan, the Interest Period shall be one month’s duration. Promptly upon receipt by Administrative Agent of such Funding Notice, Administrative Agent shall notify each Lender of the proposed Credit Extension.

(ii)    Each Lender shall make its Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the requested Credit Date (which Credit Date shall, in the case of the Closing Date Loan, be one (1) Business Day following the entry of the DIP Order), by wire transfer of same day funds in Dollars, at the principal office designated by Administrative Agent. Upon satisfaction (or waiver by the Requisite Lenders or the Supermajority Lenders, as applicable, in accordance with Section 10.5) of the applicable conditions precedent specified in this Agreement, Administrative Agent shall make the proceeds of such Loans available to Borrower on the requested Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be wired to (x) with respect to the Closing Date Loan, the Closing Date Loan Account and (y) with respect to the Final Loan, the Final Loan Escrow Account; provided that, with respect to the proceeds of the Closing Date Loan, such proceeds may be wired by the Lenders directly to the Closing Date Loan Account.

(d)    Final Loan Escrow Account Mechanics.

(i)    So long as no Toggle Event shall have occurred and no Default or Event of Default shall have occurred and be continuing (including, for the avoidance of doubt, during the pendency of the application of the Remedies Notice Requirement), Borrower may withdraw the proceeds of the Final Loan from the Final Loan Escrow Account on a weekly basis commencing on Wednesday,

July 15, 2020, for use in accordance with Sections 6.5 and 6.18 upon delivery of a written notice on such date by Borrower to Agents (for distribution to the Lenders) and the Final Loan Escrow Account Depository certifying that (x) such proceeds will be required by Borrower during the Fiscal Week immediately following such withdrawal in accordance with the Approved Budget (subject to the maximum Permitted Variances (i.e., assuming the maximum excess with respect to Actual Disbursements and the maximum shortfall with respect to Actual Receipts which would not cause a breach of Section 6.5 on the next Variance Report Date) and (y) no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to the applicable withdrawal; provided that for purposes of this Section 2.1(d)(i), “required by Borrower” shall mean that Borrower shall require funds to fund any funding need described in the immediately preceding clause (x) while ensuring that short term investments cash does not fall below $50,000,000 during such applicable period.

(ii)    Upon the occurrence of a Toggle Event and so long as no Default or Event of Default shall have occurred and be continuing (including, for the avoidance of doubt, during the pendency of the application of the Remedies Notice Requirement), Borrower may withdraw up to an aggregate amount of $50,000,000 of the proceeds of the Final Loan remaining in the Final Loan Escrow Account on a weekly basis following such occurrence, commencing on the date of such Toggle Event, for use in accordance with a budget in connection with a sale pursuant to section 363 of the Bankruptcy Code, which budget shall be satisfactory to Borrower, Administrative Agent and the Prepetition ABL Agent (which shall be delivered and approved on the same terms and conditions as the Approved Budget in accordance with Section 5.1(h)), upon delivery of a written notice on such date by Borrower to Agents (for distribution to the Lenders) and the Final Loan Escrow Account Depository certifying that (x) such proceeds will be required by Borrower in accordance with such budget and (y) no Default or Event of Default shall have occurred and be continuing prior to or after giving effect to each such withdrawal. Notwithstanding anything in this Agreement to the contrary, it is hereby understood and agreed that if the aggregate amount in the Final Loan Escrow Account is less than $50,000,000 upon the occurrence of a Toggle Event, then the Lenders shall have no obligation to fund any such deficit.

(iii)    Notwithstanding anything in this Agreement to the contrary, Borrower shall not be permitted to disburse, transfer, wire or withdraw the proceeds of the Final Loan to the Closing Date Loan Account or any other account except to the extent withdrawn pursuant to Section 2.1(d)(i) or (ii) in accordance with the Approved Budget and the DIP Order.

2.2.    Roll-Up.

(a)    Closing Date Roll-Up. Effective immediately upon the making of the Closing Date Loan, and without any further action by any party to this Agreement or the other Credit Documents, the Bankruptcy Court or any other Person, (i) an aggregate principal amount of $225,000,000 of the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations, held by each Lender (or its applicable designee) shall be, on the Closing Date, automatically deemed to constitute Loans under this Agreement (on a dollar-for-dollar basis) based upon each Lender’s (or its applicable designee’s) Pro Rata Share of the Closing Date Loan (such Loans, the “Closing Date Rolled-Up Loans”), which Closing Date Rolled-Up Loans shall be due and payable in accordance with the terms and conditions set forth in this Agreement as if originally funded hereunder on the Closing Date and (ii) from and after the Closing Date, the outstanding aggregate principal amount of the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations, held by such Lender (or its applicable designee) shall be automatically and irrevocably reduced by such like principal amount.

(b)    Final Loan Availability Date Roll-Up. Effective immediately upon (and subject to) the making of the Final Loan, and without any further action by any party to this Agreement or the other Credit Documents, the Bankruptcy Court or any other Person, (i) the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations, held by each Lender (or its applicable designee) in an aggregate principal amount equal to the Final Loan Availability Amount shall be, on the Final Loan Availability Date (subject to the making of the Final Loan), automatically deemed to constitute Loans under this Agreement (on a dollar-for-dollar basis) based upon each Lender’s (or its applicable designee’s) Pro Rata Share of the Final Loan (such Loans, the “Final Loan Availability Date Rolled-Up Loans” and, together with the Closing Date Rolled-Up Loans, the “Rolled-Up Loans”), which Final Loan Availability Date Rolled-Up Loans shall be due and payable in accordance with the terms and conditions set forth in this Agreement as if originally funded hereunder on the Final Loan Availability Date and (ii) from and after the Final Loan Availability Date, the outstanding aggregate principal amount of the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations, and the interest, premiums, fees and all other amounts thereon or in respect thereof, held by such Lender (or its applicable designee) shall be automatically and irrevocably reduced by such like principal amount.

(c)    Roll-Up Allocation. Notwithstanding anything to the contrary in this Section 2.2, in the event that any Lender (or its applicable designee) does not hold sufficient Prepetition Term Loan Obligations to fully participate in the “roll-up” contemplated by this Section 2.2 or it is otherwise necessary for such Lender (or its applicable designee) to “roll-up” its Prepetition Senior Secured Notes Obligations, such Lender (or its applicable designee) shall be permitted to “roll-up” its Prepetition Senior Secured Notes Obligations to the extent necessary to achieve the “roll-up” contemplated by this Section 2.2. Borrower hereby agrees to use its commercially reasonable efforts to assist the Lenders and Administrative Agent in effectuating the “roll-up” contemplated by this Section 2.2.

(d)    Administrative Agent and Lenders. Administrative Agent shall, and is hereby authorized, directed and instructed to, take any and all action as may be reasonably necessary to ensure that the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the Prepetition Senior Secured Notes Obligations, held by each Lender (or its applicable designee) are “rolled-up” in accordance with this Section 2.2, including through appropriate recordation of such “rolled-up” Prepetition Indebtedness in the Register as “Loans” and for purposes of ensuring that each prepayment or repayment of such “rolled-up” Loans is made on a pro rata basis with the Closing Date Loan (and, if applicable, the Final Loan) in accordance with the terms and conditions of this Agreement. The Lenders, or Deutsche Bank Securities Inc. and Houlihan Lokey Capital, Inc. on their behalf, shall provide to Administrative Agent a schedule setting forth the amount of the Prepetition Term Loan Obligations and, if applicable pursuant to Section 2.2(c), the amount of the Prepetition Senior Secured Notes Obligations to be “rolled-up” pursuant to this Section 2.2, including the “roll-up” amount for each Lender.

2.3.    Exit Facility Option. Upon the consummation of an Acceptable Plan, subject to the satisfaction or waiver of the conditions set forth in the Exit Facility Documents, Administrative Agent may elect to cause the Loans and the Commitments to be converted to an Exit Facility (the “Exit Facility Option”) upon the effective date of such Acceptable Plan pursuant to the Exit Facility Documents, subject to the following:

(a)    pursuant to such Acceptable Plan and upon the effective date thereof, all, or substantially all, of the assets of the Credit Parties shall have vested in the reorganized Credit Parties and their respective Subsidiaries in a manner satisfactory to Administrative Agent;

(b)    upon (i) the execution and delivery by the Credit Parties, the Lenders party thereto and the agents of the Exit Facility Documents and (ii) the satisfaction (or waiver in accordance with the terms and conditions of the Exit Facility Documents and the Acceptable Plan) of the other conditions precedent set forth in the Exit Facility Documents (and in accordance with the Acceptable Plan), each of the Credit Parties and the Lenders shall have assumed and/or acquired rights and obligations under the Exit Facility Documents in place of the rights and obligations under this Agreement and the other Credit Documents in a manner reasonably satisfactory to Administrative Agent and Borrower;

(c)    (i) the terms and conditions of the Exit Facility Documents shall be satisfactory to the applicable lenders thereunder and Borrower and (ii) Administrative Agent shall be entitled to approve the terms and conditions of the Exit Facility Documents; provided that the parties hereto hereby agree that the Exit Facility Documents shall be consistent with the terms and conditions in the RSA and shall, in any event, include the following: (i) loans under the Exit Facility shall bear interest at a rate equal to, at Borrower’s option, the Base Rate plus 10.00% per annum or the Adjusted Eurodollar Rate (which shall include a 1.25% “floor”) plus 11.00% per annum, compounded monthly and payable monthly in cash in arrears, (ii) a commitment premium payable in cash equal to 2.00% of the actual binding commitments in respect of the Exit Facility, which shall be due and payable in cash on the date that the Business Plan is approved in accordance with Section 5.13, and (iii) an upfront premium payable in cash equal to 3.00% of the commitments in respect of the Exit Facility, which shall be earned, due and payable on (and conditioned upon the occurrence of) the closing date of the Exit Facility.

2.4.    [Reserved].

2.5.    Pro Rata Shares; Availability of Funds.

(a)    Pro Rata Shares. All Loans shall be made by Lenders simultaneously and proportionately to their respective Commitments, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder nor shall any Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder.

(b)    Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, but shall not be obligated to, make available to Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the Base Rate. In the event that (i) Administrative Agent declines to make a requested amount available to Borrower until such time as all applicable Lenders have made payment to Administrative Agent, (ii) a Lender fails to fund to Administrative Agent all or any portion of the Loans required to be funded by such Lender hereunder prior to the time specified in this Agreement and (iii) such Lender’s failure results in Administrative Agent failing to make a corresponding amount available to Borrower on the Credit Date, at Administrative Agent’s option, such Lender shall not receive interest hereunder with respect to the requested amount of such Lender’s Loans for the period commencing with the time specified in this Agreement for receipt of payment by Borrower through and including the time of Borrower’s receipt of the requested amount. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base

Rate Loans. Nothing in this Section 2.5(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

2.6.    Use of Proceeds. Unless otherwise agreed by Administrative Agent, the proceeds of the Loans will be used in accordance with the terms of the Approved Budget (subject to Permitted Variances) and the terms of the Cash Collateral Order, the DIP Order or any other order entered by the Bankruptcy Court that is consistent with the Cash Collateral Order, the DIP Order and this Agreement: (i) to pay amounts due to the Lenders and Agents hereunder and the reasonable and documented professional fees and expenses (including legal, financial advisor, appraisal and valuation-related fees and expenses) incurred by Lenders and Agents, including those incurred in connection with the preparation, negotiation, documentation and court approval of the transactions contemplated hereby (including pursuant to such court approval), in each case, to the extent required to be paid or reimbursed in accordance with the terms of this Agreement, (ii) to pay Professional Fees, (iii) to make adequate protection payments on the Prepetition ABL Obligations, the Prepetition Term Loan Obligations and the Prepetition Senior Secured Notes Obligations, (iv) to fund the Carve Out on a pro rata basis with the Prepetition ABL Lenders in accordance with the DIP Order, (v) to pay administration costs of the Chapter 11 Cases and claims or amounts approved by the Bankruptcy Court in the First and Second Day Orders or as required under the Bankruptcy Code and (vi) for general corporate purposes of the Credit Parties to the extent consistent with the Approved Budget (if applicable); provided, however, that in no event shall the proceeds of the Loans be used to pay any principal under the Prepetition ABL Credit Agreement except to the extent set forth in the DIP Order.

2.7.    Evidence of Debt; Register; Lenders’ Books and Records.

(a)    Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Borrower to such Lender, including the amounts of the Loans and Commitments made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Commitments or Borrower’s Obligations in respect of any applicable Loans; provided, further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.

(b)    Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender from time to time (the “Register”). The Register shall be available for inspection by Borrower or any Lender (with respect to (i) any entry relating to such Lender’s Loans and Commitments and (ii) the identity of the other Lenders (but not any information with respect to such other Lenders’ Loans or Commitments)) at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record, or shall cause to be recorded, in the Register the Commitments and the Loans in accordance with the provisions of Section 10.6, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Commitments or Borrower’s Obligations in respect of any Loan. Borrower hereby designates Administrative Agent to serve as Borrower’s non-fiduciary agent solely for purposes of maintaining the Register as provided in this Section 2.7, and Borrower hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its officers, directors, employees, agents, sub-agents and Affiliates shall constitute “Indemnitees”.

2.8.    Interest on Loans.

(a)    Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

(i)    if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

(ii)    if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin.

(b)    The basis for determining the rate of interest with respect to any Loan shall be selected by Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be.

(c)    In connection with Eurodollar Rate Loans, there shall be no more than one (1) Interest Period outstanding at any time. In the event Borrower fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). The Interest Period for any Eurodollar Rate Loan shall be an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

(d)    Interest payable pursuant to Section 2.8(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan, the last Interest Payment Date with respect to such Loan and, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan and, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

(e)    Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of the Loans, including final maturity of the Loans; provided, however, with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

2.9.    Conversion/Continuation.

(a)    Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Borrower shall have the option:

(i)    to convert at any time all or any part of any Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Borrower shall pay all amounts due under Section 2.18 in connection with any such conversion; or

(ii)    upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan.

(b)    Subject to clause (c) below, Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 11:00 a.m. (New York City time) at least one (1) Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three (3) Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

(c)    In lieu of delivering a Conversion/Continuation Notice, Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation; provided that each such notice shall be promptly confirmed in writing by delivery of the Conversion/Continuation Notice to Administrative Agent on or before the close of business on the date that the telephonic notice is given. In the event of a discrepancy between the telephone notice and the written Conversion/Continuation Notice, the written Conversion/Continuation Notice shall govern. In the case of any Conversion/Continuation Notice that is irrevocable once given, if Borrower provides telephonic notice in lieu thereof, such telephone notice shall also be irrevocable once given. Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Borrower or for otherwise acting in good faith.

2.10.    Default Interest. Upon the occurrence and during the continuance of an Event of Default, all Obligations shall thereafter bear interest (including post-petition interest in any proceeding under Debtor Relief Laws) payable on demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. The payment or acceptance of the increased rates of interest provided for in this Section 2.10 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

2.11.    Premium; Fees.

(a)    Borrower agrees to pay to Administrative Agent for the ratable benefit of each Lender (based on its Pro Rata Share) a commitment premium equal to 6.00% of the Total Commitment (the

“Commitment Premium”). The Commitment Premium shall be earned, due and payable on the Petition Date. For the avoidance of doubt, each of the Lenders hereby confirms that the Commitment Premium was paid in full on the Petition Date prior to the commencement of the Chapter 11 Cases.

(b)    Borrower agrees to pay to Administrative Agent for the ratable benefit of each Lender (based on its Pro Rata Share) an upfront premium equal to 4.00% of the Total Commitment (the “Upfront Premium”). The Upfront Premium shall be earned, due and payable on the Petition Date. For the avoidance of doubt, each of the Lenders hereby confirms that the Upfront Premium was paid in full on the Petition Date prior to the commencement of the Chapter 11 Cases.

(c)    In the event of (i) the prepayment or repayment of all or any portion of the Loans (including the Rolled-Up Loans) (including any (x) repayment or prepayment of any amount of the Final Loan that was funded to, but never withdrawn by Borrower from, the Final Loan Escrow Account, (y) voluntary prepayment, mandatory prepayment and (z) payment at maturity or upon acceleration of the Obligations, including a payment made with the proceeds of the Exit Facility) or (ii) all or any portion of the Commitments is terminated or permanently reduced by Borrower, Borrower shall pay to Administrative Agent for the ratable account of each Lender (based on its Pro Rata Share) a premium equal to 3.00% of the aggregate amount of such Loans (including such Rolled-Up Loans) so repaid or prepaid or the Commitments so terminated or permanently reduced (the “Repayment Premium”). The Repayment Premium shall be due and payable (i) in the case of any prepayment or repayment, on the date of such repayment or prepayment, (ii) in the case of a permanent termination or reduction of Commitments by Borrower, on the date of such termination or reduction and (iii) in the case of Commitments which terminate on the Final Loan Availability Date as a result of any failure to draw by Borrower in accordance with the terms of Section 2.1, on the Maturity Date. It is hereby understood and agreed that in the event all or any portion of the Loans are accelerated or otherwise become due prior to the Maturity Date, the Repayment Premium applicable at the time of such acceleration shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. The Repayment Premium shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination of the Term Facility, and the Credit Parties agree that it is reasonable under the circumstances currently existing. The Repayment Premium shall also be payable in the event that the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. EACH CREDIT PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE REPAYMENT PREMIUM IN CONNECTION WITH SUCH REPAYMENT PREMIUM OR ACCELERATION. The Credit Parties expressly agree (to the fullest extent that each may lawfully do so) that: (A) the Repayment Premium is reasonable and is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel; (B) the Repayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Credit Parties giving specific consideration in this transaction for such agreement to pay the Repayment Premium; and (D) the Credit Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Credit Parties expressly acknowledge that their agreement to pay the Repayment Premium to the Lenders as herein described is a material inducement to the Lenders to provide the Commitments and make the Loans.

(d)    Borrower agrees to pay to each Agent, for its own account, the fees set forth in the Fee Letter.

2.12.    Repayment at Maturity.

(a)    To the extent not previously paid, all outstanding Loans shall be due and payable on the Maturity Date.

(b)    On the Maturity Date, Agents and the Lenders shall be entitled to immediate payment of all Obligations in accordance with the DIP Order without further application to (or order of) the Bankruptcy Court.

2.13.    Voluntary Prepayments; Commitment Terminations.

(a)    Borrower may prepay the Loans on any Business Day in whole (but not in part). Such prepayment shall be made upon not less than three (3) Business Days’ prior written or telephonic notice given to Administrative Agent by 12:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed by delivery of written notice thereof to Administrative Agent (and Administrative Agent will promptly transmit such original notice by e-mail or telephone to each Lender). Upon the giving of any such notice, which notice shall be irrevocable, the aggregate principal amount of the Loans shall become due and payable on the prepayment date specified in such notice. Such voluntary prepayment shall be applied as specified in Section 2.15(a) and shall be accompanied by the Repayment Premium.

(b)    Borrower may terminate the Final Loan Availability Amount of the Total Commitments on any Business Day in whole (but not in part). Such termination shall be made upon not less than three (3) Business Days’ prior written or telephonic notice given to Administrative Agent by 12:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed by delivery of written notice thereof to Administrative Agent (and Administrative Agent will promptly transmit such original notice by e-mail or telephone to each Lender). Upon the giving of any such notice, which notice shall be irrevocable, the aggregate principal amount of the Final Loan Availability Amount of the Total Commitments shall be terminated on the termination date specified in such notice. Upon such termination of the Final Loan Availability Amount of the Total Commitments, the Final Loan Availability Amount of the Total Commitments shall be reduced to zero and Borrower shall pay the Repayment Premium.

2.14.    Mandatory Prepayments.

(a)    Asset Sales. Subject to the priority of Liens and application of funds set forth in the DIP Order with respect to the Collateral that is sold pursuant to any Asset Sale (other than dispositions made pursuant to Section 6.7(l), (m) or (o)) and the payment of the Repayment Premium, no later than three (3) Business Days following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds, Borrower shall prepay or cause to be prepaid the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such Net Asset Sale Proceeds.

(b)    Insurance/Condemnation Proceeds. Subject to the priority of Liens and application of funds set forth in the DIP Order and the payment of the Repayment Premium, no later than three (3) Business Days following the date of receipt by Holdings or any of its Subsidiaries, or Administrative Agent as additional insured, loss payee, lender loss payee or mortgagee, of any Net Insurance/Condemnation Proceeds (other than, prior to the repayment in full of the Obligations under and as defined in the Prepetition ABL Credit Agreement, the Net Insurance/Condemnation Proceeds of any ABL Priority Collateral), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such Net Insurance/Condemnation Proceeds.

(c)    Issuance of Indebtedness. Subject to the priority of Liens and application of funds set forth in the DIP Order and the payment of the Repayment Premium, no later than one Business Day following the date of receipt by Holdings or any of its Subsidiaries of any net cash proceeds from the issuance or sale by Holdings or any of its Subsidiaries of any Indebtedness not permitted to be incurred pursuant to this Agreement, Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such net cash proceeds.

(d)    Toggle Event. No later than two (2) Business Days following the date of the occurrence of a Toggle Event pursuant to clause (b) of the definition thereof (it being agreed that no withdrawal from the Final Loan Escrow Account shall be permitted during such two (2) Business Day period to the extent the aggregate amount of the proceeds of the Final Loan remaining in the Final Loan Escrow Account immediately following such withdrawal would be less than $50,000,000), Borrower shall prepay the Loans in accordance with Section 2.15(b) in an aggregate amount equal to the excess (if any) of the aggregate amount of the proceeds of the Final Loan then remaining in the Final Loan Escrow Account minus $50,000,000.

(e)    Prepayment Certificate. Concurrently with any prepayment of the Loans pursuant to Sections 2.14(a) through 2.14(c), Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the Net Asset Sale Proceeds, the Net Insurance/Condemnation Proceeds or the net cash proceeds, as applicable. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

2.15.    Application of Prepayments and Commitment Terminations.

(a)    Application of Voluntary Prepayments and Commitment Terminations. Any prepayment of any Loan or any termination of any Commitment pursuant to Section 2.13 shall, subject to the application of funds set forth in the DIP Order and the payment of the Repayment Premium, be applied to prepay the Loans or terminate the Commitments, as applicable, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof).

(b)    Application of Mandatory Prepayments. Any amount required to be prepaid pursuant to Sections 2.14(a) through 2.14(d) shall, subject to the application of funds set forth in the DIP Order and the payment of the Repayment Premium, be applied to prepay the Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof).

(c)    Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Any prepayment of Loans shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 2.18(c).

2.16.    General Provisions Regarding Payments.

(a)    All payments by Borrower of principal, interest, premiums, fees and other Obligations shall be made in Dollars in same day funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition, and, subject to Section 2.14(d), delivered to Administrative Agent not later than 2:00 p.m. (New York City time) on the date due at the Principal Office of Administrative Agent for the account of Lenders; provided that, for purposes of computing interest, premiums and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

(b)    All payments in respect of the principal amount of any Loan (including pursuant to Section 2.14(d)) shall be accompanied by payment of accrued interest, premiums, fees and any amounts due under Section 2.18(c) in respect of the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.

(c)    Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including all premium and fees payable with respect thereto, to the extent received by Administrative Agent.

(d)    Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

(e)    Whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day.

(f)    Administrative Agent shall have the right to deem any payment by or on behalf of Borrower hereunder that is not made in same day funds prior to 2:00 p.m. (New York City time) to be a non-conforming payment. Any such payment so deemed to be non-conforming shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Borrower and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.10 from the date such amount was due and payable until the date such amount is paid in full in cash.

(g)    If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1 or pursuant to any sale of, any collection from, or other realization upon all or any part of the Collateral in connection with any exercise of remedies permitted hereunder, in connection with any proceeding under any Debtor Relief Law, under applicable Law or under the other Credit Documents, all payments or proceeds received by Agents in respect of any of the Obligations, shall be applied in accordance with the application arrangements described in the DIP Order.

(h)    If at any time insufficient funds are received by and available to Administrative Agent to pay fully all amounts of principal, interest, premiums and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest, premiums and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, premiums and fees then due to such parties and (ii) second towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

2.17.    Ratable Sharing. Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, premiums, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender in the Chapter 11 Cases or upon any other bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, consolidation, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.17 shall not be construed to apply to (a) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it.

2.18.    Making or Maintaining Eurodollar Rate Loans.

(a)    Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of “Adjusted Eurodollar Rate”, Administrative Agent shall on such date give notice (by e-mail or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

(b)    Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date (i) any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error) that the making, maintaining, converting to or continuation of its Eurodollar Rate Loans has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) Administrative Agent is advised by the Requisite Lenders (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining, converting to or continuation of its Eurodollar Rate Loans has become impracticable, as a result of contingencies occurring after the Closing Date which materially and adversely affect the London interbank market or the position of the Lenders in that market, then, and in any such event, such Lenders (or in the case of the preceding clause (i), such Lender) shall be an “Affected Lender” and such Affected Lender shall on that day give notice (by e-mail or by telephone confirmed in writing) to Borrower and

Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). If Administrative Agent receives a notice from (x) any Lender pursuant to clause (i) of the preceding sentence or (y) a notice from the Lenders constituting the Requisite Lenders pursuant to clause (ii) of the preceding sentence, then (1) the obligation of the Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by each Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Lenders (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Lenders’ (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender’s) obligations to maintain their respective outstanding Eurodollar Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrower shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving written or telephonic notice (promptly confirmed by delivery of written notice thereof) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender).

(c)    Compensation for Breakage or Non-Commencement of Interest Periods. Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid or payable by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a Credit Extension of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for a Credit Extension, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower. With respect to any Lender’s claim for compensation under this Section 2.18(c), Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) calendar days prior to the date that such Lender notifies Borrower of the event that gives rise to such claim.

(d)    Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

(e)    Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of “Adjusted Eurodollar Rate” in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under Section 2.19.

(f)    Effect of Benchmark Transition Event.

(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in the other Credit Documents, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Administrative Agent, the Requisite Lenders and Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement; provided, that such amendment shall meet the standards set forth in Proposed United States Treasury Regulation Section 1.1001-6 or any final version thereof so as not to be treated as a “modification” (and therefore an exchange) for purpose of United States Treasury Regulation Section 1.1001-3. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Borrower or Lenders comprising the Requisite Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Borrower and Lenders comprising the Requisite Lenders have delivered to Administrative Agent written notice that such Requisite Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.18(f) will occur prior to the applicable Benchmark Transition Start Date.

(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement (effected in accordance with Section 2.18(f)(i)), Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time in consultation with Borrower and, notwithstanding anything to the contrary herein or in the other Credit Documents, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)    Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section 2.18(f), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.18(f).

(iv)    Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a Credit Extension of, conversion to or continuation of Eurodollar Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a Credit Extension of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.

2.19.    Increased Costs; Capital Adequacy.

(a)    Compensation For Increased Costs and Taxes. If any Change in Law (i) subjects a Lender (or its applicable lending office) or any company controlling such Lender to any additional Tax (other than Indemnified Taxes, Connection Income Taxes and Taxes described in clauses (b)-(d) of the definition of “Excluded Taxes”) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, premiums, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, liquidity, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of “Adjusted Eurodollar Rate”) or any company controlling such Lender; or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or any company controlling such Lender or such Lender’s obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or in a lump sum or otherwise as such Lender may determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19(a) which statement shall be conclusive and binding upon all parties hereto absent manifest error.

(b)    Capital Adequacy Adjustment. In the event that any Lender shall have determined that any Change in Law, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on the capital of such Lender or any company controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Commitments, or participations therein or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling company could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling company with regard to capital adequacy), then from time to time, within ten (10) Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay or cause to be paid to such Lender such additional amount or amounts as will compensate such Lender or such controlling company on an after-tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.19(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

(c)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.19 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.19 for any increased costs incurred or reductions suffered more than 9 months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 9-month period referred to above shall be extended to include the period of retroactive effect thereof). Notwithstanding the foregoing, no Lender may demand compensation pursuant to this Section 2.19 unless it is then the general policy of such Lender to pursue similar compensation in similar circumstances under comparable provisions of other credit agreements.

2.20.    Taxes; Withholding, Etc.

(a)    Payments to Be Free and Clear. All sums payable by or on behalf of any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of any Tax except as required by applicable law.

(b)    Withholding of Taxes. If any Credit Party or any other Person (acting as a withholding agent) is (in such withholding agent’s reasonable good faith discretion) required by law to make any deduction or withholding on account of any Indemnified Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender under any of the Credit Documents: (i) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it; (ii) Borrower shall pay, or cause to be paid, any such Indemnified Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) unless otherwise provided in this Section 2.20, the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty (30) days after the due date of payment of any Indemnified Tax which it is required by clause (ii) above to pay, Borrower shall deliver to Administrative Agent evidence satisfactory to the affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority.

(c)    Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a “Non-US Lender”) shall, to the extent such Lender is legally able to do so, deliver to Administrative Agent and Borrower, on or prior to the Closing Date or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (i) two copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY (or, in each case, any successor forms), as applicable, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code or United States Treasury Regulations and reasonably requested by Borrower or Administrative Agent to establish that such Lender is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal tax with respect to any payments to such Lender of principal, interest, premiums, fees or other amounts payable under any of the Credit Documents, or (ii) if such Lender is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code, a Certificate re Non-Bank Status together with two copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor form), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code or United States Treasury Regulations and reasonably requested by Borrower or Administrative Agent to establish that such Lender is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal tax with respect to any payments to such Lender of interest payable under any of the Credit Documents. Each Non-US Lender shall, to the extent it is legally able to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-US Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of

Borrower or Administrative Agent), copies of executed versions of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made. Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for United States federal income tax purposes (a “U.S. Lender”) shall deliver to Administrative Agent and Borrower on or prior to the Closing Date (or, if later, on or prior to the date on which such Lender becomes a party to this Agreement) two copies of Internal Revenue Service Form W-9 (or any successor form), properly completed and duly executed by such Lender, certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax, or otherwise prove that it is entitled to an exemption. If a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. On or before the date on which GLAS USA LLC (and any successor or replacement Administrative Agent) becomes Administrative Agent hereunder (and from time to time thereafter upon the reasonable request of Borrower), it shall deliver to Borrower two executed copies of, as applicable: (i) Internal Revenue Service Form W-9, or (ii) Internal Revenue Service Form W-8ECI (with respect to any payments to be received on its own behalf) and Internal Revenue Service Form W-8IMY (for all other payments), in each case, establishing that Borrower can make payments to Administrative Agent without deduction or withholding of any Taxes imposed by the United States, including Taxes imposed under FATCA. Solely for purposes of this Section 2.20(c), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Recipient required to deliver any forms, certificates or other evidence with respect to United States federal tax withholding matters pursuant to this Section 2.20(c) hereby agrees to the extent such Recipient is legally able, from time to time after the initial delivery by such Recipient of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Recipient shall promptly deliver to Administrative Agent and Borrower two new copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, W-8ECI, W-8EXP, W-8IMY and/or W-9 (or, in each case, any successor form), as applicable, or a Certificate re Non-Bank Status and two copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor form), as the case may be, properly completed and duly executed by such Recipient, and such other documentation required under the Internal Revenue Code or United States Treasury Regulations and reasonably requested by Borrower or Administrative Agent to confirm or establish that such Recipient is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal income tax with respect to payments to such Recipient under the Credit Documents, or notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence.

(d)    Without limiting the provisions of Section 2.20(b) and without duplication of any obligation under Section 2.20(b), Borrower shall timely pay all Other Taxes to the relevant Governmental Authorities in accordance with applicable law. Borrower shall deliver to Administrative Agent official receipts or other evidence of such payment reasonably satisfactory to Administrative Agent in respect of any Other Taxes payable hereunder promptly after payment of such Other Taxes.

(e)    Without duplication of any obligation under Section 2.20(b) or Section 2.20(d), Borrower shall indemnify Administrative Agent and any Lender for the full amount of Indemnified Taxes for which additional amounts are required to be paid pursuant to Section 2.20(b) arising in connection with payments made under this Agreement or any other Credit Document and Other Taxes (including any such Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) paid by Administrative Agent or Lender or any of their respective Affiliates and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Credit Party shall be conclusive absent manifest error. Such payment shall be due within ten (10) Business Days of such Credit Party’s receipt of such certificate.

(f)    If any party determines that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.20 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)    Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.

(h)    Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.6(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this Section 2.20(h).

(i)    Roll-Up. Borrower and Administrative Agent shall cooperate in good faith to determine the “issue price” (within the meaning of Section 1273 of the Internal Revenue Code) of the Loans and shall not take any Tax reporting position inconsistent with such determination, except as otherwise required by a Change in Law or pursuant to the good faith resolution of a Tax contest.

2.21.    Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.18, 2.19 or 2.20, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.18, 2.19 or 2.20 would be materially reduced and if, as determined by such Lender, the making, funding or maintaining of such Commitments or Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitments or Loans or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.21 unless Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 2.21 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

2.22.    Defaulting Lenders.

(a)    Defaulting Lender Waterfall. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law, any payment of principal, interest, premiums, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 10.4 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; third, as Borrower may request (so long as no Default or Event of Default shall have occurred and be continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fourth, if so determined by Administrative Agent and Borrower, to be held in a Deposit Account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, so long as no Event of Default shall have occurred and be continuing, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 3.2 were satisfied and waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the applicable Pro Rata Shares. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)    Defaulting Lender Cure. If Borrower and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to premium or fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

2.23.    Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) (i) any Lender (an “Increased-Cost Lender”) shall give notice to Borrower that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.18, 2.19 or 2.20, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within three (3) Business Days after Borrower’s request for such withdrawal or (b) any Lender shall become and continues to be a Defaulting Lender whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender or Defaulting Lender (each, a “Terminated Lender”), Borrower may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Commitments, if any, in full to the other existing Lenders based on their Pro Rata Share (each, a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Borrower shall pay the fees, if any, payable thereunder in connection with any such assignment from an Increased-Cost Lender or a Defaulting Lender; provided that (1) on the date of such assignment, the Replacement Lender shall pay to such Terminated Lender an amount equal to the principal of, and all accrued interest on, all outstanding Loans of such Terminated Lender (but not any premium, including the Repayment Premium) and, in the case of any such Terminated Lender that is a Defaulting Lender, net of any Commitment Premium and Upfront Premium previously paid to such Terminated Lender and (2) on the date of such assignment, Borrower shall pay any amounts payable to such Terminated Lender pursuant to Section 2.11, 2.18, 2.19 or 2.20 (but not any premium, including the Repayment Premium). Upon the prepayment of all amounts owing to any Terminated Lender, if any, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided, further, that any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender. Each Lender agrees that if Borrower exercises its option hereunder to cause an assignment by such Lender as a Terminated Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 10.6. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby authorizes and directs Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.6 on behalf of a Terminated Lender and any such documentation so executed by Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section  10.6.

SECTION 3. CONDITIONS PRECEDENT

3.1.    Conditions to the Closing Date Loan. The obligation of each Lender to make the Closing Date Loan on the Closing Date is subject only to the satisfaction (or waiver by the Requisite Lenders or the Supermajority Lenders, as applicable, in accordance with Section 10.5) of the following conditions precedent:

(a)    RSA. The execution and delivery by each Credit Party and the Lenders of the RSA, which shall have been filed with the Bankruptcy Court and shall be in full force and effect.

(b)    Credit Documents. The execution and delivery by each Credit Party and Agent of the Credit Documents to which they are expressed to be a party on the Closing Date and the execution and delivery by each Lender of this Agreement.

(c)    Organizational Documents; Incumbency. Administrative Agent and the Lenders shall have received, in respect of each Credit Party, (i) copies of each Organizational Document of such Credit Party, and, to the extent applicable, certified as of the Closing Date or a recent date prior thereto by the appropriate Governmental Authority; (ii) signature and incumbency certificates of the officers of such Credit Party; (iii) resolutions of the Board of Directors or similar governing body of such Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation, organization or formation, each dated the Closing Date or a recent date prior thereto; and (v) signature and incumbency certificates of one or more officers of Borrower who are authorized to execute Funding Notices delivered under this Agreement.

(d)    DIP Order. No later than June 5, 2020, the Bankruptcy Court shall have entered the DIP Order, in form and substance satisfactory to Administrative Agent, authorizing and approving the Closing Date Loan, the Final Loan, the Credit Documents and the transactions contemplated hereby and thereby, including adequate protection as required under the Cash Collateral Order and the DIP Order, and the DIP Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Administrative Agent.

(e)    Premiums; Fees. Borrower shall have paid (or caused to be paid) to Agents and Lenders the premiums, fees and documented out-of-pocket expenses (including fees and expenses of counsel and financial advisors to Agents and Lenders) then earned, due and payable under the Credit Documents and, with respect to such documented out-of-pocket expenses, to the extent invoiced at least one (1) Business Day prior to the Closing Date.

(f)    Budgets. Agents and the Lenders shall have received the Approved Budget in form and substance reasonably satisfactory to Administrative Agent. Such Approved Budget and all updates thereto (in accordance with Section 5.1) shall include the same line item detail as provided in AlixPartners’ 13-week cash flow provided to the Lenders on May 13, 2020, and will forecast, on a weekly basis, the period commencing May 17, 2020 through the end of the Fiscal Month following the last week of such 13-week period (each such period of 13 weeks for the Initial Approved Budget and any Updated Budget, as extended through the end of the first Fiscal Month ending on or after the last day of such 13-week period, a “Budget Period”), and on a monthly basis for each Fiscal Month thereafter through the Maturity Date (the “Initial Approved Budget”).

(g)    Cash Collateral. The Credit Parties shall have obtained requisite consents from the Prepetition ABL Agent and the Prepetition ABL Lenders to the use of cash collateral in the Chapter 11 Cases in an amount and on terms satisfactory to the Prepetition ABL Agent, the Prepetition ABL Lenders and the Lenders, or the Bankruptcy Court shall have entered the Cash Collateral Order and such Cash Collateral Order shall be satisfactory to Administrative Agent. For the avoidance of doubt, Administrative Agent may not determine the Cash Collateral Order is not satisfactory solely on account of the Prepetition ABL Agent and the Prepetition ABL Lenders not consensually consenting to the use of such Cash Collateral.

(h)    Insurance; Endorsements. Administrative Agent shall have received endorsements naming Collateral Agent as additional insured, loss payee, lender loss payee and mortgagee under all insurance policies to be maintained with respect to the properties of the Credit Parties constituting part of the Collateral in accordance with Section 5.5; provided that, to the extent such endorsements shall not have been received by Administrative Agent on or prior to the Closing Date, such endorsements shall be permitted to be received by Administrative Agent no later than thirty (30) days after the Closing Date (or such later date as Administrative Agent may reasonably agree).

(i)    Superpriority Security Interest. Collateral Agent, for the benefit of itself and the Secured Parties, shall have a legal, valid and enforceable perfected Superpriority security interest in the Collateral in accordance with, and pursuant to, the Collateral Documents.

(j)    No Litigation. Since January 31, 2020, there shall not exist any action, suit, investigation, litigation or proceeding pending (other than the Chapter 11 Cases) or threatened in any court or before any arbitrator or Governmental Authority that, in the opinion of Administrative Agent, affects any of the transactions contemplated hereby, or that has or could be reasonably likely to have a Material Adverse Effect.

(k)    No Default. As of the Closing Date, no Default or Event of Default shall have occurred and be continuing or would immediately result from the funding of the Closing Date Loan.

(l)    Representations and Warranties. As of the Closing Date, the representations and warranties contained in this Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(m)    No Violation. The making of the Closing Date Loan shall not violate any requirement of law and shall not be enjoined, temporarily, preliminarily or permanently.

(n)    PATRIOT Act. Agents and Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and Anti-Money Laundering Laws, rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of 2001, Pub. L. 107-56 (signed into law October 26, 2001), as amended by the USA PATRIOT Improvement and Reauthorization Act, Pub. L. 109-177 (signed into law March 9, 2006) (as amended from time to time) (the “PATRIOT Act”), and a customary Beneficial Ownership Certification, in each case to the extent that such information was requested by any Agents or any Lenders prior to the Closing Date.

(o)    Financial Advisors. No later than five (5) Business Days after the Petition Date, Borrower shall have filed a motion seeking retention of AlixPartners LLP as Borrower’s restructuring financial advisors and Lazard Financial Advisory as Borrower’s investment banker.

(p)    First Day Orders. The Chapter 11 Cases shall have been commenced in the Bankruptcy Court and all of the First Day Orders shall have been entered by the Bankruptcy Court and such orders shall be in form and substance reasonably satisfactory to Administrative Agent.

(q)    Vendor Agreements. The Credit Parties shall not have entered into, or made any payment in respect of, any critical vendor agreements or otherwise entered into any agreement to pay, or made on a post-petition basis any payment in respect of, any prepetition trade obligations except with the prior written consent of Administrative Agent pursuant to an order of the Bankruptcy Court.

(r)    No Trustee. No order shall have been entered appointing a trustee, examiner or receiver with respect to the Credit Parties’ business, properties or assets.

(s)    Funding Notice. Administrative Agent shall have received a fully executed and delivered Funding Notice at least one (1) Business Day prior to the Closing Date.

(t)    No Material Adverse Effect. Since January 31, 2020, there has not occurred any event, circumstance or change that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

3.2.    Conditions to the Final Loan. The obligation of each Lender to make the Final Loan on the Final Loan Availability Date is subject only to the satisfaction (or waiver by the Requisite Lenders or the Supermajority Lenders, as applicable, in accordance with Section 10.5) of the following conditions precedent:

(a)    RSA. The RSA shall be in full force and effect.

(b)    DIP Order. The DIP Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Administrative Agent.

(c)    Premiums; Fees. Borrower shall have paid (or caused to be paid) to Agents and Lenders the premiums, fees and documented out-of-pocket expenses (including fees and expenses of counsel and financial advisors to Agents and Lenders) then earned, due and payable under the Credit Documents and, with respect to such documented out-of-pocket expenses, to the extent invoiced at least one (1) Business Day prior to the Final Loan Availability Date.

(d)    Superpriority Security Interest. Collateral Agent, for the benefit of itself and the Secured Parties, shall have a legal, valid and enforceable perfected Superpriority security interest in the Collateral in accordance with, and pursuant to, the Collateral Documents.

(e)    No Litigation. Since January 31, 2020, there shall not exist any action, suit, investigation, litigation or proceeding pending (other than the Chapter 11 Cases) or threatened in any court or before any arbitrator or Governmental Authority that, in the opinion of Administrative Agent, affects any of the transactions contemplated hereby, or that has or could be reasonably likely to have a Material Adverse Effect.

(f)    No Default. As of the Final Loan Availability Date, no Default or Event of Default shall have occurred and be continuing or would immediately result from the funding of the Final Loan.

(g)    Representations and Warranties. As of the Final Loan Availability Date, the representations and warranties contained in this Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Final Loan Availability Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(h)    No Violation. The making of the Final Loan shall not violate any requirement of law and shall not be enjoined, temporarily, preliminarily or permanently.

(i)    PATRIOT Act. Agents and Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and Anti-Money Laundering Laws, rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of 2001, Pub. L. 107-56 (signed into law October 26, 2001), as amended by the USA PATRIOT Improvement and Reauthorization Act, Pub. L. 109-177 (signed into law March 9, 2006) (as amended from time to time) (the “PATRIOT Act”), and a customary Beneficial Ownership Certification, in each case to the extent that such information was requested by any Agents or any Lenders prior to the Final Loan Availability Date.

(j)    Vendor Agreements. The Credit Parties shall not have entered into, or made any payment in respect of, any critical vendor agreements or otherwise entered into any agreement to pay, or made on a post-petition basis any payment in respect of, any prepetition trade obligations except with the prior written consent of Administrative Agent pursuant to an order of the Bankruptcy Court (which order of the Bankruptcy Court may be a First Day Order or Second Day Order).

(k)    No Trustee. No order shall have been entered appointing a trustee, examiner or receiver with respect to the Credit Parties’ business, properties or assets.

(l)    Funding Notice. Administrative Agent shall have received a fully executed and delivered Funding Notice at least three (3) Business Days prior to the Final Loan Availability Date.

(m)    No Material Adverse Effect. Since January 31, 2020, there has not occurred any event, circumstance or change that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

(n)    Milestones. The Credit Parties shall be in compliance with the terms and conditions of the Credit Documents and the Milestones (other than the Milestones set forth in Section 5.13(e), (f), (g) and (h) or the Milestones for which the applicable completion deadline is after the Final Loan Availability Date (other than the receipt of the Business Plan and the Business Plan Parameters in accordance with the Milestones)).

SECTION 4. REPRESENTATIONS AND WARRANTIES

In order to induce each Agent and Lender to enter into this Agreement and the other Credit Documents and to induce each Lender to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Agent and Lender, on the Closing Date and on each Credit Date, that the following statements are true, complete and correct:

4.1.    Organization; Requisite Power and Authority; Qualification. Each of the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has, subject to all applicable orders entered into by the Bankruptcy Court, all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except, in each case, where the failure to do so, individually or in the aggregate, would not result in a Material Adverse Effect.

4.2.    Equity Interests and Ownership. The Equity Interests of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which any Subsidiary is a party requiring, and there is no membership interest or other Equity Interests of any Subsidiary outstanding which upon conversion or exchange would require, the issuance by any Subsidiary of any additional membership interests or other Equity Interests of any Subsidiary or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of any Subsidiary. Schedule 4.2 correctly sets forth the ownership interest of the Subsidiaries as of the Closing Date.

4.3.    Governmental Consents; No Conflict. Other than the entry of, or pursuant to the terms of, the DIP Order, the execution and delivery of, and the performance under, this Agreement and the other Credit Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect or as to which the failure to be made or obtained and to be in full force and effect would not result in a Material Adverse Effect, (ii) filings necessary to perfect Liens created under the Pledge and Security Agreement and (iii) filings of periodic reports with the Securities and Exchange Commission, (b) (i) will not violate any law or regulation or the charter, by-laws or other Organizational Documents of Holdings or any Subsidiary or (ii) any material order of any Governmental Authority applicable to such Person except, in the case of this clause (ii), as would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any material provision of any post-petition indenture, agreement or other instrument binding upon Holdings or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary, (d) will not result in the creation or imposition of, or the requirement to impose, any Lien on any asset of Holdings or any of its Subsidiaries, except Liens created under the Collateral Documents or the DIP Order, and (e) do not require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

4.4.    Financial Statements. The consolidated and consolidating financial statements of Holdings delivered pursuant to Sections 5.1(a) and 5.1(b) have been prepared in conformity with GAAP applied consistently throughout the relevant periods (except as otherwise approved and disclosed therein) and fairly present, in all material respects, the consolidated and consolidating financial position of Holdings, as at the respective dates thereof and the consolidated results of operations and cash flows of Holdings described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure.

4.5.    Binding Obligation. Subject to the entry and the terms of the DIP Order, the execution and delivery of, and the performance of its obligations under, this Agreement and the other Credit Documents by each Credit Party are within such Credit Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action. Subject to the entry and the terms of the DIP Order, this Agreement and each other Credit Document has been duly executed and delivered by each Credit Party party thereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, implied covenants of good faith and fair dealing, and any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries.

4.6.    Collateral Documents. Subject to the entry and provisions of the DIP Order, the Collateral Documents are effective to create in favor of Collateral Agent (for the benefit of the Secured Parties) legal, valid, enforceable and perfected Superpriority Liens on the Collateral as described in the DIP Order. Except for the entry of the DIP Order, no filing or other action will be necessary to perfect such Liens. Notwithstanding anything herein (including this Section 4.6) or in any other Credit Document to the contrary, neither Borrower nor any other Credit Party (i) makes any representation or warranty as to the effects of perfection or non-perfection, the priority or enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, in each case, under foreign law, or as to the rights and remedies of Agents or any Secured Party with respect thereto, under foreign law or (ii) shall be required to take any action to perfect any Lien in any intellectual property registered (or where an application for registration has been filed) in any jurisdiction other than the United States of America.

4.7.    Insurance. Holdings and each of its Subsidiaries maintain the insurance required to be maintained by it pursuant to Section 5.5 and such insurance is in full force and effect and all premiums then due thereon have been paid. No notice has been received by Holdings or any Subsidiary threatening to cancel any insurance policy of Holdings or any Subsidiary within the last two years. Neither the execution of the Credit Documents, nor the performance of the Credit Parties’ respective obligations thereunder, will result in any insurance policy of Holdings or any of its Subsidiaries being cancelled.

4.8.    No Material Adverse Effect. Since January 31, 2020, there has not occurred any event, circumstance or change that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

4.9.    Litigation. Other than the Chapter 11 Cases, there are no actions, suits or proceedings by or before any Governmental Authority enjoining the financing contemplated by this Agreement.

4.10.    Payment of Taxes. Each of Holdings and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes shown to be due and payable on such returns, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which Holdings or such Subsidiary, as applicable, has set aside on its books adequate reserves, (b) to the extent that the failure to do so would not result in a Material Adverse Effect or (c) Taxes the nonpayment of which is permitted or required by the Bankruptcy Code.

4.11.    Properties.

(a)    Title. Each of Holdings and its Subsidiaries has good title to, or valid leasehold or other property interests in, all its real and personal property material to the business of Holdings and its Subsidiaries (taken as a whole), except for Liens permitted under Section 6.2 and minor defects in title and leases being contested, in each case, that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)    Intellectual Property. Each of Holdings and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other Intellectual Property material to its business, and the use thereof by Holdings and its Subsidiaries does not infringe upon the rights of any other Person, except for any defects in ownership or licenses or any such infringements that, individually or in the aggregate, would not result in a Material Adverse Effect.

(c)    Real Estate.

(i)    As of the Closing Date, Schedule 4.11 sets forth a true, accurate and complete list of (i) the address of each of the Real Estate Assets, (ii) the type/use of such Real Estate Assets, (iii) the Credit Party that owns interests in such Real Estate Assets and (iv) the real estate interests held by such Credit Party in such Real Estate Assets.

(ii)    With respect to (a) as to any Leasehold Property, the ground lease or other lease pursuant to which any Credit Party owns any interest therein (each, a “Lease”), (b) as to any Real Estate Asset subject to a condominium or cooperative regime, each condominium or cooperative declaration or similar governing document (each, a “Declaration”) pursuant to which any Credit Party owns an interest in such Real Estate Asset and (c) to the knowledge of each of the Credit Parties, as to each Real Estate Asset, any reciprocal easement agreement affecting any such Real Estate Asset to which any applicable Credit Party is a party (each, an “REA” and, together with each Declaration and each Lease, collectively, the “Material Real Estate Documents”), any Material Real Estate Document is in full force and effect and is not subject to any material dispute, no Credit Party has knowledge of any default that has occurred and is continuing thereunder, and each such Material Real Estate Document constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles, in each case, except to the extent that any failure of any of the foregoing, individually or in the aggregate, would not result in a Material Adverse Effect.

4.12.    Environmental Matters. Except with respect to any matters that, individually or in the aggregate, would not result in a Material Adverse Effect, neither Holdings nor any of its Subsidiaries (i) is in violation of any Environmental Law or has failed to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

4.13.    Compliance with Laws and Agreements; No Defaults. Subject to the DIP Order and other orders entered by the Bankruptcy Court, each of Holdings and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all material agreements and other material instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. No Credit Party or any Subsidiary of any Credit Party, or any director, officer or, to the knowledge of any Credit Party, agent, employee or Affiliate of any Credit Party or any Subsidiary of any Credit Party, is a Person that is (i) the subject of any sanctions administered or enforced by The Office of Foreign Assets Control of the United States Treasury Department, the U.S. Department of State, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; and no Credit Party will directly or indirectly use the proceeds of the Loans or the availability of the Commitments or lend, contribute or otherwise make available such proceeds or availability to any subsidiary, joint venture partner or other Person, (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or the Commitments, whether as underwriter, advisor, investor, or otherwise). No part of the proceeds of the Loans or the availability of the Commitments made hereunder will be used by any Credit Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.14.    Governmental Regulation. No Credit Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

4.15.    Federal Reserve Regulations; Exchange Act.

(a)    None of Holdings or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b)    No portion of the proceeds of any Loan shall be used in any manner, whether directly or indirectly, that causes or could reasonably be expected to cause, such Loan or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof or to violate the Exchange Act.

4.16.    Employee Matters. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries, or to the best knowledge of the Credit Parties, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Holdings or any of its Subsidiaries or to the knowledge of the Credit Parties, threatened against any of them, (b) no strike or work stoppage in existence or, to the knowledge of the Credit Parties, threatened involving Holdings or any of its Subsidiaries, and (c) to the best knowledge of the Credit Parties, no union organization activity that is taking place with respect to the employees of Holdings or any of its Subsidiaries, except (with respect to any matter specified in clause (a), (b) or (c)  above) such as is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

4.17.    Employee Benefit Plans. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would result in a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as of the most recent valuation for any Plan, no Plan had any Unfunded Pension Liability, and to the best knowledge of the Credit Parties, there has been no change in the funding status of any Plan since the valuation date of such recent valuation that would reasonably be expected to have a Material Adverse Effect.

4.18.    Approved Budget. The Approved Budget has been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Credit Parties to the best of their knowledge to be reasonable on the date such Approved Budget was delivered, which may or may not be prove to be correct. From and after the delivery of any Variance Report in accordance with this Agreement, such Variance Report shall be true, complete and correct in all respects and fairly represent in all respects the results of operations of Holdings and its Subsidiaries for the period covered thereby and in the detail to be covered thereby.

4.19.    Disclosure. None of the factual information and data hereof nor any of the reports, certificates or other written information (other than projections (the “projections”) and other forward looking information and information of a general economic or industry nature) (collectively, the “information”) furnished by or on behalf of any Credit Party to any Agent or Lender in connection with the negotiation of this Agreement or any other Credit Document or delivered hereunder (as modified or supplemented by other information so furnished and taken as a whole with all such other information), when furnished or modified or supplemented, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. The projections furnished by or on behalf of any Credit Party to any Agent or Lender in connection with the negotiation of this Agreement or delivered hereunder

(as modified or supplemented by other information so furnished and taken as a whole with all other information), have been or will be prepared in good faith based upon assumptions that are reasonable at the time made and at the time the projections are made available to any Agent or Lender by any Credit Party (it being understood that such projections are forward looking statements which by their nature are subject to significant uncertainties and contingencies, many of which are beyond the control of the Credit Parties, and that actual results may differ, and such differences may be material, from those expressed or implied in such projections, and no assurance can be given that the projections will be realized).

4.20.    EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

4.21.    PATRIOT Act and Anti-Money Laundering Laws. To the extent applicable, each Credit Party is in compliance, (i) in all respects, with the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) in all material respects, with the PATRIOT Act and Anti-Money Laundering Laws. The information included in the Beneficial Ownership Certification delivered by any Credit Party with respect to any “beneficial owner” (as defined in the Beneficial Ownership Regulation) of such Credit Party is true, complete and correct in all respects as of the date delivered.

4.22.    Purpose of Loans and Commitments. The proceeds of the Loans and the Commitments will be used in accordance with Section 2.6.

SECTION 5. AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full in cash of all Obligations (other than unasserted contingent obligations), each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

5.1.    Financial Statements and Other Reports. Holdings and Borrower will deliver to Administrative Agent for distribution to each Lender (except as otherwise expressly required below):

(a)    Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year, its consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of the Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(b)    Monthly Financial Statements. As soon as available, and in any event within fifteen (15) Business Days after the end of each Fiscal Month, (i) its consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of the Financial Officers and (ii) each store-level Facility’s statements of operations (which, for the avoidance of doubt, shall include a “profit and loss” statement and “four-wall EBITDA”) as of the end of and for such Fiscal Month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of the previous Fiscal Year, all certified by one of the Financial Officers;

(c)    Compliance Certificate. Together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to Sections 5.1(a) and 5.1(b), a duly executed and completed Compliance Certificate of a Financial Officer of Holdings or Borrower (i) certifying as to whether a Default or Event of Default has occurred and is continuing on the date thereof and, if a Default or Event of Default has occurred and is continuing on such date, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) stating whether any change in GAAP or in the application thereof has occurred since the Closing Date;

(d)    Prepetition ABL Lender Reports. All financial, operating and other reporting provided to the Prepetition ABL Lenders from and after the Closing Date and during the Chapter 11 Cases, including pursuant to the Cash Collateral Order, as and when so provided;

(e)    Notice of Default or Event of Default. Promptly upon any Financial Officer or other executive officer obtaining knowledge (i) of the occurrence of any Default or any Event of Default, or (ii) of any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect, a certificate of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto;

(f)    Notice of Litigation. Promptly upon any Financial Officer or other executive officer obtaining knowledge of the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority (other than in connection with the Chapter 11 Cases) against or affecting Holdings or any Subsidiary thereof that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect, a certificate of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto;

(g)    ERISA. Promptly upon any Financial Officer or other executive officer obtaining knowledge of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect, a certificate of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto;

(h)    Approved Budget. No later than 12:00 p.m. (New York City time) on June 12, 2020 and within five (5) Business Days of the end of each Fiscal Month thereafter, an updated budget (an “Updated Budget”) covering the applicable Budget Period that commences with the beginning of the week in which an Updated Budget is required to be delivered, consistent with the form, level of detail and line-items set forth in the Initial Approved Budget. Each Updated Budget shall be required to be in form and substance reasonably satisfactory to Administrative Agent; provided that such Updated Budget shall, once delivered, be automatically deemed satisfactory and shall become the Approved Budget if such Updated Budget has not been objected to by Administrative Agent in writing by 12:00 p.m. (New York City time) on the third calendar day after the delivery of such Updated Budget; provided, further, that until such time (or, in the event Administrative Agent has delivered an objection before such deadline, until such time as Borrower and Administrative Agent have agreed upon a revised Updated Budget), the then-current Approved Budget shall remain in effect;

(i)    Variance Report. By no later than 12:00 p.m. (New York City time) on June 12, 2020 and on the Friday of each full calendar week thereafter (each such Friday, a “Variance Report Date”), a line-item by line-item variance report (each, a “Variance Report”) setting forth, in reasonable detail: (x) any differences between actual amounts for each line item included in the then applicable Approved Budget for the most recently ended Variance Testing Period versus the corresponding budgeted amounts set forth in the applicable Approved Budget on a cumulative basis for such Variance Testing Period (for the avoidance of doubt, to be prepared by comparing the sum of the four (4) budgeted figures for each relevant component week for each line item in the relevant Approved Budget that was in effect in respect of each component week against the sum of the four (4) actual figures for each relevant component week for each such corresponding line item); provided that any individual line item with a positive or negative variance of 5.0% or more (on a cumulative basis) as compared to the Approved Budget shall be accompanied by management commentary (unless the dollar amount corresponding to such percentage variance is less than $1,000,000, in which case no management commentary shall be required), (y) the computations necessary to determine compliance with Section 6.5 together with a statement from a Financial Officer certifying the information contained in the Variance Report (including certifications as to the accuracy of the information contained therein and that there has been no recategorization between collections and disbursements) and (z) the actual receipts received and disbursements (including any professional fees) made during the prior week then-ended;

(j)    Information Regarding Collateral. Borrower will furnish to Administrative Agent and Collateral Agent prompt written notice of any change (i) in the legal name of any Credit Party, (ii) in the identity or type of organization or corporate structure of any Credit Party, (iii) in the Federal Taxpayer Identification Number or other identification number of any Credit Party, or (iv) in the jurisdiction of organization of any Credit Party; provided that the Credit Parties agree not to effect or permit any of the foregoing changes described in this sentence unless all filings have been made under the UCC or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected Superpriority security interest in the Collateral;

(k)    Filings, Orders and Pleadings.

(i)    As soon as reasonably practicable in advance of, but no later than the earlier of (x) five (5) days prior to any filing with the Bankruptcy Court or (y) contemporaneous delivery to any statutory committee appointed in the Chapter 11 Cases or the United States Trustee for Southern District of Texas, as the case may be, all proposed orders and pleadings related to the Loans, the Commitments and the Credit Documents, any sale or other disposition of Collateral outside the ordinary course, cash management, adequate protection, any Plan of Reorganization and/or any disclosure statement related thereto (except that, with respect to any emergency pleading or document for which, despite the Credit Parties’ best efforts, such advance notice is impracticable, the Credit Parties shall be required to furnish such documents as soon as reasonably practicable and in no event later than substantially concurrently with such filings or deliveries thereof, as applicable), including any monthly reporting by the Credit Parties to the Bankruptcy Court and/or the United States Trustee for Southern District of Texas;

(ii)    By the earlier of (x) three (3) Business Days prior to being filed (and if impracticable, then as soon as possible and in no event later than as promptly practicable before being filed) on behalf of any of the Credit Parties with the Bankruptcy Court or (y) at the same time as such documents are provided by any of the Credit Parties to any statutory committee appointed in the Chapter 11 Cases or the United States Trustee for Southern District of Texas, all other notices, filings, motions, pleadings or other information concerning the financial condition of the Credit Parties or any request to approve any compromise and settlement of claims or for relief under Section 365, 1113 or 1114 of the Bankruptcy Code or Bankruptcy Rule 9019 or any other request for relief (to the extent not covered by clause (i) above), including any monthly reporting by the Credit Parties to the Bankruptcy Court and/or the United States Trustee for Southern District of Texas;

(l)    Other Information. (A) Promptly upon their becoming publicly available, copies (or email notice) of all periodic reports and all registration, proxy statements and prospectuses, if any, filed by any Credit Party with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission , (B) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings or any Subsidiary as Administrative Agent, any Lender or any advisor to any Lender may reasonably request in writing and (C) promptly following any written request therefor, such information and documentation reasonably required by the Lenders or Agents for purposes of complying with any applicable “know your customer” regulations under the PATRIOT Act or other applicable Anti-Money Laundering Laws; provided that none of Holdings or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non- financial proprietary information, (y) in respect of which disclosure to Agents or any Lender (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (z) is subject to attorney-client or similar privilege or constitutes attorney work product;

(m)    Book Cash Report. Simultaneously with the delivery of each Variance Report, a report of consolidated book cash of Holdings and its Subsidiaries, which consolidated book cash shall be comprised of all cash and cash equivalents held by Holdings and its Subsidiaries (including, for the avoidance of doubt, all store cash, in-transit cash, short term investments cash and any cash held in the Final Loan Escrow Account, but excluding cash and cash equivalents (i) held in the Segregated Cash Collateral Account (as defined in the Cash Collateral Order), (ii) restricted as cash collateral to secure letters of credit, sureties and other similar obligations and (iii) subject to any Liens (other than (x) Liens in favor of Collateral Agent for the benefit of the Secured Parties and (y) Liens in favor of the Prepetition ABL Agent (other than Liens described in the immediately preceding clauses (i) or (ii))), as of the end of the preceding Fiscal Week (as reported in such Variance Report), which consolidated book cash shall not be less than $50,000,000, together with a statement from a Financial Officer certifying the information contained therein;

(n)    Real Estate Reports.

(i)    (A) By no later than 12:00 p.m. (New York City time) on June 1, 2020, a reasonably detailed written report, prepared by Borrower and B. Riley Real Estate and Cushman & Wakefield, acting as Borrower’s real estate advisors (together with any updates thereto pursuant to this paragraph, a “Leasing Report”), describing, on a lease-by-lease basis, the then-current status of renegotiations with the applicable landlords of all Real Estate Assets leased to the Credit Parties, including, without limitation, agreed upon reductions and/or modifications of rent, reductions of space, and the modification of other material terms of such leased Real Estate Assets, and attaching copies of any term sheets delivered or received by or on behalf of the Credit Parties with respect to such renegotiations following the approval of such term sheet by the real estate committee’s real estate team for further negotiation or consideration (but prior to any such term sheet being provided to counsel to commence work on definitive documentation or the entry into any binding commitment by the Credit Parties) and (B) simultaneously with the delivery of each Variance Report, an updated Leasing Report providing any updates to the most recently-delivered Leasing Report and including any such term sheets delivered or received by or on behalf of the Credit Parties since such prior Leasing Report following the approval of such term sheet by the real estate committee’s real estate team for further negotiation or consideration (but prior to any such term sheet being provided to counsel to commence work on definitive documentation or the entry into any binding commitment by the Credit Parties), all certified by one of the Financial Officers;

(ii)    (A) By no later than 12:00 p.m. (New York City time) on July 1, 2020, a reasonably detailed written report setting forth, on a property-by-property basis, Borrower’s planned or proposed monetization strategies (whether pursuant to a sale, a sale-leaseback or other disposition) for the Credit Parties’ fee-owned and ground-leased Real Estate Assets, including, without limitation, the terms and conditions of all offers and indications of value received by the Credit

Parties with respect to such Real Estate Assets, in each case during the preceding twelve (12) month period (together with any updates thereto pursuant to this paragraph, a “Real Estate Monetization Report”) and (B) on the required date of delivery of (x) the second Variance Report required to be delivered after July 1, 2020 and (y) thereafter on a bi-weekly basis, every other Variance Report (commencing with the second Variance Report required to be delivered two weeks after the Variance Report described in the foregoing clause (x)), an updated Real Estate Monetization Report providing updates to the most recently-delivered Real Estate Monetization Report with respect to any offers and indications of value received by the Credit Parties with respect to such Real Estate Assets and other information required to be included in a Real Estate Assets Monetization Report pursuant to the foregoing provisions of this clause (ii), all certified by one of the Financial Officers;

(o)    Allocation of Disbursements Report. By no later than 8:00 p.m. (New York City time) on June 15, 2020, Borrower and Administrative Agent shall mutually and reasonably agree upon a process and construct to report the allocation of disbursements by the Credit Parties on a monthly basis in a manner both practical and reasonably satisfactory to Borrower and Administrative Agent, which process and construct shall be implemented as promptly as practicable after such mutual agreement and which report shall be delivered to Administrative Agent as soon as available and in any event within thirty (30) days after the end of each month thereafter. Each such report shall be certified by one of the Financial Officers.

(p)    Professional Fee Monitoring. Administrative Agent shall receive a report detailing the Initial Funded Reserve Amount and the Bi-Weekly Funded Reserve Amount (each as defined in the DIP Order) and shall receive the Fee Statements (as defined in the DIP Order), in each case as set forth in the DIP Order. The professionals shall also be subject to a customary interim compensation order reasonably satisfactory to Administrative Agent and Borrower. Additionally, by no later than 8:00 p.m. (New York City time) on June 15, 2020, Borrower and Administrative Agent shall mutually and reasonably agree upon a reasonable and practical process and construct for allocating Professional Fees to be set forth in an amended interim compensation order, which allocation shall be applied with respect to monthly fee statements filed by the professionals subsequent to entry of such amended interim compensation order and all interim and final fee applications contemplated by such interim compensation order. Each such report shall be certified by one of the Financial Officers.

(q)    Holdings, Borrower and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to this Section 5.1 or otherwise are being distributed through IntraLinks, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that Holdings or Borrower has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for such Public Lenders. Each of Holdings and Borrower agrees to use commercially reasonable efforts to clearly designate all information provided to Administrative Agent by or on behalf of Holdings or Borrower which is suitable to make available to Public Lenders; provided that the documents and notices required to be delivered pursuant to Section 5.1(a), (b) and (c) shall be posted on that portion of the Platform designated for Public Lenders. If Holdings or Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.1 contains Non-Public Information (other than the documents and notices required to be delivered pursuant to Section 5.1(a), (b) and (c)), Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to Holdings, its Subsidiaries and their respective Securities.

Documents required to be delivered pursuant to Section 5.1 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest of the date (i) on which Holdings posts such documents, or provides a link thereto on Holdings’ website; (ii) on which such documents are posted to the Securities and Exchange Commission’s (or any Governmental Authority succeeding to any or all of the functions of said Commission’s) website (including as part of any 10-K or 10-Q filing) or (iii) on which such documents are posted on Holdings’ behalf on any Platform to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that Holdings shall have notified Administrative Agent of the posting of such documents. Administrative Agent shall have no obligation to request the delivery of or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Holdings with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

5.2.    Existence. Each Credit Party will, and will cause each of its Subsidiaries to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and (b) except as would not reasonably be expected to have a Material Adverse Effect, take all reasonable action to preserve, renew and keep in full force and effect its rights, licenses, permits, privileges and franchises; provided that the foregoing clauses (a) and (b) shall not prohibit any merger, consolidation, liquidation, transfer of assets or dissolution permitted under Section 6.8 and, in the case of an asset transfer, Section  6.7.

5.3.    Payment of Taxes. Each Credit Party will, and will cause each of its Subsidiaries to, pay its Tax liabilities, that, if not paid, would result in a Material Adverse Effect before the same shall become delinquent or in default, except where either (i) (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not result in a Material Adverse Effect or (ii) non-payment thereof is permitted or required under the Bankruptcy Code or order of the Bankruptcy Court.

5.4.    Maintenance of Properties. Subject to orders entered by the Bankruptcy Court that are reasonably acceptable to Administrative Agent (to the extent such orders are applicable), each Credit Party will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of the business of Holdings and its Subsidiaries (taken as a whole) in good working order and condition, ordinary wear and tear, condemnation and casualty loss excepted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit the disposition of any property otherwise permitted by this Agreement; provided, further, that nothing in this Section shall prevent Holdings or any Subsidiary from electing, upon prior written notice to Administrative Agent, to discontinue the operations or maintenance of any of its Real Estate Assets or to terminate any Leases of any of its Real Estate Assets, in each case no longer deemed by Holdings or the applicable Subsidiary to be useful in the conduct of its business; provided, further, that, in each case, (a) such Real Estate Assets are not material real estate assets (as approved in writing by Administrative Agent following consultation with Borrower) and (b) the applicable discontinuance or termination does not violate the terms or conditions of any applicable Material Real Estate Document.

5.5.    Insurance. Each of Holdings and Borrower will, and will cause each of its Subsidiaries to, maintain, (1) with financially sound and reputable insurance companies or (2) with association or captive insurance companies or pursuant to self-insurance, insurance in such amounts (with no greater risk retention) and against such risks (including physical loss or damage to the Collateral (including all inventory constituting Collateral)) as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Each of the Credit Parties shall use commercially reasonable efforts to ensure that each such policy of insurance shall name Collateral Agent, for the benefit of the Secured Parties, as an additional insured thereunder as its interests may appear, and policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include a lenders’ loss payable clause in favor of Collateral Agent and providing for losses thereunder (other than, prior to the repayment in full of the Obligations under and as defined in the Prepetition ABL Credit Agreement, losses in respect of the ABL Priority Collateral) to be payable to Collateral Agent or its designee, provided that, unless an Event of Default shall have occurred and be continuing, (A) Collateral Agent shall turn over to Borrower any amounts received by it as lender loss payee or loss payee under any such policies and (B) Holdings, Borrower and/or the applicable Subsidiary shall have the sole right to make, settle and adjust claims in respect of such insurance. Each of the Credit Parties shall use commercially reasonable efforts to ensure that each such policy referred to in this paragraph shall be evidenced by a certificate pursuant to which the relevant insurance broker will endeavor to provide Collateral Agent (A) at least ten (10) days’ prior written notice of any cancelation, modification or nonrenewal of any such policy by reason of nonpayment of premium (giving Collateral Agent the right to cure defaults in the payment of premium and fees) and (B) at least thirty (30) days’ prior written notice of any cancelation, modification or nonrenewal of any such policy for any reason other than nonpayment of premium.

5.6.    Books and Records; Inspections. Each of Holdings and Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP. Each of Holdings and Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by Administrative Agent, upon reasonable prior notice and without disruption of the normal and ordinary conduct of the business of Holdings, Borrower or any such Subsidiary, to visit and inspect its properties, to examine and make extracts from its books and records (but Administrative Agent may not have more than one such visit per any twelve month period except during the continuance of an Event of Default), and to discuss its affairs, finances and condition with its officers and, if an executive officer or a Financial Officer of Borrower has been afforded an opportunity to be present, independent accountants (subject to such accountants’ customary policies and procedures), all at such reasonable times during normal business hours and as often as reasonably requested. Notwithstanding anything to the contrary in this Section 5.6, (i) none of Holdings, Borrower nor any Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) in respect of which disclosure to Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (b) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that each of Holdings and Borrower will, and will cause each of its Subsidiaries to, make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, shall endeavor in good faith otherwise to disclose information responsive to the requests of Administrative Agent, any Lender or any of their respective related parties, in a manner that will protect such privilege, (ii) no such inspection of any Real Estate Asset (or any portion thereof) shall be permitted if the same would, or could reasonably be expected to, materially interfere with the use and/or operation of such Real Estate Asset and unless a Credit Party or its representatives is given the opportunity to be present and (iii) Administrative Agent shall not have the right to perform any Phase I Environmental Site Assessment or any invasive analysis or sampling of any environmental medium, including any Phase II Environmental Site Investigation or Assessment, without the written authorization of Borrower absent an Event of Default.

5.7.    Lender Calls. The Credit Parties (including the Financial Officers and one or more other senior members of management), their advisors and/or their counsel, as applicable, shall, at reasonable times to be mutually and reasonably agreed from time to time (and no less frequently, to the extent so requested, than weekly in the case of clause (a) below or bi-weekly in the case of clause (b) below, in each case, solely to the extent requested by Administrative Agent) by Borrower and Administrative Agent, host the following telephonic conference calls with Administrative Agent, the Lenders, their advisors and/or their counsel, as applicable,

(a)    promptly following the delivery of each Variance Report, a call to discuss the contents of such Variance Report and contemplated material filings, the Approved Budget and budget-related initiatives, recent performance, cash and liquidity management, operational activities, current business and market conditions and material performance changes, which call shall only be held for Lenders who do wish to receive Non-Public Information and have agreed to be subject to a non-disclosure agreement and cleansing mechanism to be mutually agreed among Borrower and such Lenders; and

(b)    a call to discuss cash and liquidity management, operational activities, current business and market conditions and material performance changes, which call be held, and shall not contain, discuss, disclose or include any Non-Public Information, for Lenders who do not wish to receive Non-Public Information.

5.8.    Compliance with Laws. Each of Holdings and Borrower will, and will cause each of its Subsidiaries to, comply with (i) all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not result in a Material Adverse Effect and (ii) the DIP Order in all respects.

5.9.    Environmental.

(a)    Environmental Disclosure. Holdings will deliver to Administrative Agent (for distribution to the Lenders) and Collateral Agent:

(i)    as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Holdings or any of its Subsidiaries or by independent consultants, Governmental Authorities or any other Persons, with respect to environmental matters at any Facility or with respect to any Environmental Claims or Environmental Liabilities, if such environmental matters, Environmental Claims or Environmental Liabilities are reasonably expected to result in a Material Adverse Effect;

(ii)    promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any Governmental Authority under any applicable Environmental Laws that is reasonably expected to result in a Material Adverse Effect, (2) any remedial action taken by Holdings or any other Person in response to any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims or Environmental Liabilities having, individually or in the aggregate, a Material Adverse Effect, (3) any Environmental Claims or Environmental Liabilities that, individually or in the aggregate, are reasonably expected to result in a Material Adverse Effect, and (4) Holdings or Borrower’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Real Estate Asset that could cause such Real Estate Asset or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;

(iii)    as soon as practicable following the sending or receipt thereof by Holdings or any of its Subsidiaries, a copy of any material written communications with respect to (1) any Environmental Claims or Environmental Liabilities that, individually or in the aggregate, are reasonably expected to give rise to a Material Adverse Effect, (2) any Release required to be reported to any Governmental Authority that is reasonably expected to result in a Material Adverse Effect, and (3) any request for information from any Governmental Authority that suggests such Governmental Authority is investigating whether Holdings or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity if such investigation is reasonably expected to give rise to a Material Adverse Effect; and

(iv)    with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent or Collateral Agent in relation to any matters disclosed pursuant to this Section 5.9(a).

(b)    Hazardous Materials, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all commercially reasonable actions to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim or Environmental Liabilities against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.10.    Subsidiaries. If any Subsidiary other than any Excluded Subsidiary is formed or acquired, or if any Excluded Subsidiary ceases to be an Excluded Subsidiary, after the Closing Date, then Holdings and Borrower shall, within fifteen (15) Business Days after the date such Subsidiary (other than any Excluded Subsidiary) is formed or acquired or ceases to be an Excluded Subsidiary, notify Administrative Agent and the Lenders thereof and promptly (i) cause such Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement and (ii) obtain all consents and approvals required to be obtained by it in connection with the execution and delivery of the Collateral Documents and the performance of its obligations thereunder and the granting by it of the Liens thereunder. With respect to each such Subsidiary required to become a Guarantor pursuant to this Section 5.10, Borrower shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary, and (ii) all of the data required to be set forth in Schedule 4.2 with respect to all Subsidiaries of Borrower; and such written notice shall be deemed to supplement Schedule 4.2 for all purposes hereof. In the event that any Person becomes an Excluded Subsidiary, and the ownership interests of such Excluded Subsidiary are owned by Borrower or by any other Credit Party, Borrower shall, or shall cause such other Credit Party to, take all of the actions necessary to grant a Lien in favor of Collateral Agent, for the benefit of the Secured Parties, in 100% of such ownership interests.

5.11.    Final Loan Escrow Account Control Agreement. Prior to any funding of the Final Loan on the Final Loan Availability Date, Borrower shall enter into the Final Loan Escrow Account Control Agreement in form and substance reasonably satisfactory to Administrative Agent; provided that the Final Loan Escrow Account Control Agreement shall only permit Collateral Agent to take control of the Final Loan Escrow Account after written notice by Collateral Agent of the occurrence and continuance of an Event of Default or a Toggle Event delivered to the Final Loan Escrow Account Depository; provided, further, that Collateral Agent shall only exercise control over the Final Loan Escrow Account during the continuance of an Event of Default or Toggle Event, and any such exercise shall be subject to the Remedies Notice Requirement.

5.12.    Further Assurances. Each Credit Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, which may be required under any applicable law, or which Administrative Agent may reasonably request, to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Credit Parties and all of the outstanding Equity Interests of each Guarantor Subsidiary (subject to limitations contained in Section 5.10 and in the Credit Documents), all at the expense of the Credit Parties. Holdings and Borrower also agree to provide to Administrative Agent from time to time upon reasonable request, evidence reasonably satisfactory to Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents; provided, that no Mortgages shall be required by Administrative Agent or Collateral Agent in connection with the foregoing.

5.13.    Milestones. The Credit Parties shall achieve the following milestones unless waived or extended with the prior written consent of Administrative Agent (collectively, the “Milestones”):

(a)    on the Petition Date, the Credit Parties shall have filed a motion with the Bankruptcy Court seeking approval of the Term Facility;

(b)    no later than 14 Business Days following the Petition Date, the Credit Parties shall have filed a motion with the Bankruptcy Court to retain Brokers (as defined in the RSA) satisfactory to Administrative Agent;

(c)    no later than June 5, 2020, the Bankruptcy Court shall have entered the DIP Order;

(d)    no later than June 15, 2020, the Credit Parties shall have delivered to Administrative Agent (for distribution to the Lenders in accordance with Section 5.1(q)) a Lease Optimization Plan (as defined in the RSA) and an Owned Real Estate Optimization Plan (as defined in the RSA), each in form and substance satisfactory to Administrative Agent;

(e)    no later than June 15, 2020, the Credit Parties shall have delivered to Administrative Agent (for distribution to the Lenders) proposed processes and parameters related to the proposed business plan (the “Business Plan”) including those related to vendor agreements, lessor agreements, and go-forward self-funding capability (the “Business Plan Parameters”);

(f)    no later than June 20, 2020, the Credit Parties and Administrative Agent shall have agreed upon satisfactory Business Plan Parameters;

(g)    no later than July 8, 2020, the Credit Parties shall have delivered the Business Plan (consistent with the agreed upon satisfactory Business Plan Parameters) to Administrative Agent (for distribution to the Lenders in accordance with Section 5.1(q));

(h)    no later than July 14, 2020, the Credit Parties and Administrative Agent shall have agreed upon a satisfactory Business Plan;

(i)    no later than 90 days after the Petition Date, the Credit Parties will (unless otherwise provided for in the RSA) have filed either (A) a motion seeking approval of a disclosure statement with respect to an Acceptable Plan with the Bankruptcy Court or (B) a motion seeking approval of bidding procedures and a sale in form and substance satisfactory to Administrative Agent with the Bankruptcy Court;

(j)    no later than 130 days after the Petition Date, the Bankruptcy Court shall have entered an order in form and substance satisfactory to Administrative Agent either approving (A) a satisfactory disclosure statement or (B) satisfactory bidding procedures;

(k)    no later than 160 days after the Petition Date, the Bankruptcy Court shall have entered one or more orders in form and substance satisfactory to Administrative Agent either (A) confirming an Acceptable Plan or (B) approving a satisfactory sale or sales; and

(l)    no later than November 16, 2020, the Plan Effective Date (as defined in the RSA) shall have occurred.

5.14.    Toggle Event. Upon the occurrence of a Toggle Event, the Credit Parties shall immediately cease pursuing a Plan of Reorganization and instead pursue the consummation of a sale of all or substantially all of the assets of the Credit Parties pursuant to section 363 of the Bankruptcy Code and shall immediately seek approval of any relief required from the Bankruptcy Court in order to undertake such sale on an expedited basis.

5.15.    Certain Bankruptcy Matters. The Credit Parties shall:

(a)    cause all proposed (i) First and Second Day Orders, (ii) orders related to or affecting the Loans, the Commitments, the other Obligations, the Prepetition Term Loan Obligations, the Prepetition Senior Secured Notes Obligations, any other financing, any sale or other disposition of Collateral outside the ordinary course, cash management, adequate protection, any Plan of Reorganization and/or any disclosure statement related thereto, (iii) orders concerning the financial condition of Holdings or any of its Subsidiaries or other Indebtedness of the Credit Parties or seeking relief under section 363, 365, 1113 or 1114 of the Bankruptcy Code or section 9019 of the Federal Rules of Bankruptcy Procedure, and (iv) orders establishing procedures for administration of the Chapter 11 Cases or approving significant transactions submitted to the Bankruptcy Court, in each case, proposed by the Credit Parties to be in accordance with and permitted by the terms of this Agreement and satisfactory to Administrative Agent;

(b)    comply in all material respects with each order entered by the Bankruptcy Court in connection with the Chapter 11 Cases;

(c)    comply in a timely manner with their obligations and responsibilities as debtors in possession under the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Cash Collateral Order, the DIP Order and any other order of the Bankruptcy Court; and

(d)    except as otherwise permitted by an Acceptable Plan or this Agreement, provide prior written notice as soon as reasonably practicable to Administrative Agent prior to any assumption or rejection of any Credit Party’s or any Subsidiary’s material contracts or material non-residential real property leases pursuant to Section 365 of the Bankruptcy Code.

5.16.    No Discharge. Unless in accordance with an Acceptable Plan, each of the Credit Parties agrees that prior to payment in full in cash of the Obligations and termination of the Commitments in accordance herewith, (a) its obligations under the Credit Documents shall not be discharged by the entry of an order confirming a Plan of Reorganization (and each of the Credit Parties, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (b) the superiority claims granted to Agents and the Lenders pursuant to the DIP Order and the Liens granted to Agents and the Lenders pursuant to the DIP Order shall not be affected in any manner by the entry of an order confirming a Plan of Reorganization.

5.17.    Liens. Subject to the provisions of Section 4.6:

(a)    Each of the Credit Parties hereby acknowledges, agrees, confirms and covenants that upon the entry of, and subject to the provisions of, the DIP Order and subject to the Carve Out, the Obligations shall at all times be secured by a valid, binding, continuing, enforceable perfected Superpriority security interest in the Collateral.

(b)    In accordance with the DIP Order, all of the Liens described in the DIP Order shall be effective and automatically perfected upon entry of the DIP Order, without the necessity of the execution, recordation of filings by the Credit Parties of security agreements, control agreements, pledge agreements, financing statements or other similar documents, or the possession or control by any Agent of, or over, any Collateral.

(c)    Each Credit Party hereby acknowledges, agrees, confirms and covenants that pursuant to the DIP Order, the Liens in favor of Collateral Agent on behalf of and for the benefit of the Secured Parties in all of the Collateral, now existing or hereafter acquired, shall be created and perfected without the recordation or filing in any land records or filing offices of any mortgage, assignment or similar instrument.

SECTION 6. NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full in cash of all Obligations (other than unasserted contingent obligations), such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1.    Indebtedness. No Credit Party will, nor will it permit any Subsidiary to, create, incur, assume or guarantee, or otherwise be liable in respect of any Indebtedness, except, in each case permitted under the Approved Budget (subject to Permitted Variances):

(a)    the Obligations;

(b)    the Carve Out;

(c)    Prepetition Indebtedness;

(d)    Indebtedness of Holdings or Borrower to any Subsidiary and of any Subsidiary to Holdings, Borrower or any other Subsidiary, in each case existing and as in effect on and as of the Petition Date; provided that any such Indebtedness owing by any Subsidiary that is not a Credit Party to any Credit Party shall be incurred in compliance with Section 6.6; provided, further, that (i) all such Indebtedness (other than non-funded intercompany Indebtedness evidencing intercompany balances among the Credit Parties) owing by a non-Credit Party to a Credit Party shall be evidenced by an intercompany note that is in form and substance reasonably acceptable to Administrative Agent and shall be subject to Superpriority Liens in accordance with, and pursuant to, the Collateral Documents, (ii) all such Indebtedness owed by a Credit Party to a non-Credit Party shall be unsecured and subordinated in right of payment to the payment in full in cash of the Obligations in a manner satisfactory to Administrative Agent, (iii) any payment by any such Subsidiary that is a Guarantor Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Borrower or to any of the other Subsidiaries for whose benefit such payment is made and (iv) in the case of any such Indebtedness owed by a Credit Party to an Excluded Subsidiary, such Indebtedness shall be unsecured, non-cash pay, non-amortizing, and without covenants or defaults other than nonpayment at maturity;

(e)    guarantees by Holdings or any of its Subsidiaries of Indebtedness of (i) so long as such Subsidiary also guarantees the Obligations on a pari passu basis, any Credit Party or (ii) any other Subsidiary, in each case existing and as in effect on and as of the Petition Date; provided that such guarantees of Indebtedness of Subsidiaries that are not Credit Parties are incurred in compliance with Section 6.6; provided, further, that no Subsidiary (other than Borrower) may guarantee any Indebtedness except to the extent such guarantee was existing on and as in effect on and as of the Petition Date and permitted to be guaranteed under the Prepetition Term Loan Credit Agreement;

(f)    Permitted Indebtedness;

(g)    Indebtedness of Holdings or any of its Subsidiaries supported by (i) a letter of credit issued pursuant to the Prepetition ABL Credit Agreement or (ii) an Expiring Letter of Credit or, to the extent such Expiring Letter of Credit is cancelled, expired, terminated or otherwise not outstanding, a letter of credit issued in replacement of such Expiring Letter of Credit (or such replacement letter of credit), in each case in a principal amount not in excess of the stated amount of such letter of credit or Expiring Letter of Credit or replacement letter of credit;

(h)    Indebtedness pursuant to Sale/Leaseback Transactions consummated pursuant to Section 6.10;

(i)    unsecured reimbursement obligations in respect of standby letters of credit issued in the ordinary course of business for the account of Holdings, Borrower, or any other direct or indirect Subsidiary of Holdings so long as only Borrower and Holdings are obligated to reimburse the issuer thereof in the case of any drawing;

(j)    Indebtedness consisting of letters of credit, guarantees or other credit support provided in respect of trade payables of Borrower or any Subsidiary, in each case issued for the benefit of any bank, financial institution or other Person that has acquired such trade payables pursuant to “supply chain” or other similar financing for vendors and suppliers of Borrower or any of its Subsidiaries, so long as (i) other than in the case of Secured Supply Chain Obligations, such Indebtedness is unsecured, (ii) the terms of such trade payables shall not have been extended in connection with the Permitted Supply Chain Financing and (iii) such Indebtedness represents amounts not in excess of those which Borrower or any of its Subsidiaries would otherwise have been obligated to pay to its vendor or supplier in respect of the applicable trade payables (“Permitted Supply Chain Financing”), in each case, in the ordinary course of business and not materially interfering with the conduct of business of Holdings and its Subsidiaries, taken as a whole; and

(k)    other Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding (other than in respect of any intercompany Indebtedness incurred among Credit Parties permitted by this Agreement, but including intercompany Indebtedness among Credit Parties and their Subsidiaries that are not Credit Parties); provided that any funded Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to Administrative Agent; provided, further, that the aggregate amount of any Indebtedness permitted to be made pursuant to this clause (k) shall be reduced by, without duplication, the aggregate amount of any investment made pursuant to Section 6.6(l)(ii) (other than in respect of any intercompany investments made among Credit Parties or their Subsidiaries in reliance on Section 6.6(l)(ii) in the form of Indebtedness incurred in reliance on this Section 6.1(k) (and which Indebtedness reduced capacity hereunder)) and the aggregate amount of any Liens incurred pursuant to Section 6.2(o) (other than in respect of any intercompany Liens incurred among Credit Parties or their Subsidiaries in reliance on Section 6.2(o) securing Indebtedness incurred in reliance on this Section 6.1(k) (and which Indebtedness reduced capacity hereunder)).

Notwithstanding the foregoing, no Subsidiary (other than Borrower) may guarantee, or otherwise become liable (whether direct or indirect) with respect to, any Indebtedness of any other Credit Party or Subsidiary except to the extent such guarantee was existing on and as in effect on and as of the Petition Date and permitted to be guaranteed under the Prepetition Term Loan Credit Agreement.

6.2.    Liens. No Credit Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except, in each case permitted under the Approved Budget (subject to Permitted Variances):

(a)    Liens in favor of Collateral Agent to secure the Obligations;

(b)    the Carve Out;

(c)    Liens granted as adequate protection on account of certain Prepetition Indebtedness pursuant to the DIP Order;

(d)    Permitted Encumbrances;

(e)    (i) Liens existing and as in effect on and as of the Petition Date securing the Indebtedness of the Credit Parties under (1) the Prepetition ABL Credit Agreement, (2) the Prepetition Term Loan Credit

Agreement, (3) the Prepetition Senior Secured Notes and (4) Borrower’s 8.625% second lien secured notes due March 2025 and (ii) any Lien on any property or asset of Holdings or any Subsidiary existing and as in effect on and as of the Petition Date and set forth on Schedule 6.2; provided that, in each case, (i) such Lien shall not apply to any other property or asset of Holdings or any Subsidiary and (ii) such Lien shall secure only those obligations which it secured on and as of the Petition Date;

(f)    Cash Collateral and other deposits securing (i) obligations arising after the Petition Date required or imposed by the Bankruptcy Code or pursuant to the Cash Collateral Order or the DIP Order or (ii) letters of credit described in Section 6.1(g)(ii);

(g)    Liens in respect of leases, subleases, licenses and any other occupancy rights or agreements granted to other Persons (i) with respect to any asset that is not a Real Estate Asset, in the ordinary course of business and not materially interfering with the conduct of business of Holdings and its Subsidiaries, taken as a whole; provided that the foregoing shall apply solely to renewals of leases, subleases, licenses and any other occupancy rights or agreements and, for the avoidance of doubt, shall not apply to any of the foregoing entered into after the Petition Date or (ii) subject to Section 5.4, with respect to any Real Estate Asset no longer deemed by Holdings or any applicable Subsidiary to be useful in the conduct of the business of Holdings and its Subsidiaries, taken as a whole, and reasonably satisfactory to Administrative Agent;

(h)    with respect to any Consignment Inventory, Liens arising out of conditional sale, title retention, consignment (including “sale or return” arrangements) or similar arrangements for the sale of such Consignment Inventory entered into by Borrower or any of its Subsidiaries in the ordinary course of business, provided that the aggregate amount of such goods shall not exceed $100,000,000 at any one time;

(i)    Liens in favor of customs and revenue authorities arising as a matter of law securing payment of customs duties in connection with the importation of goods;

(j)    to the extent constituting a Lien, the sale or discount, in the ordinary course of business, of accounts receivable in connection with the compromise or collection thereof and not in connection with any financing or factoring arrangement;

(k)    Liens on insurance policies and the proceeds thereof and unearned premiums securing the financing of premiums with respect thereto as provided under clause (b) of the definition of “Permitted Indebtedness”;

(l)    to the extent constituting a Lien, sales or assignments of any right to receive rental payments permitted under Section 6.7;

(m)    Liens on property subject to Sale/Leaseback Transactions permitted by Section 6.10 and general intangibles related thereto;

(n)    to the extent incurred in the ordinary course of business, Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or trade letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; and

(o)     other Liens securing obligations in an aggregate amount not to exceed $5,000,000 outstanding at any time (other than in respect of any intercompany Liens incurred by Subsidiaries that are not Credit Parties in favor of Credit Parties, but including Liens incurred by Credit Parties in favor of Subsidiaries that are not Credit Parties; provided that any Lien securing any funded Indebtedness (including to the extent incurred under Section 6.1(k)) shall be subordinated to the Obligations in a manner reasonably satisfactory to Administrative Agent; provided, further, that the aggregate amount of any Liens permitted to be incurred pursuant to this clause (o) shall be reduced, without limitation, by the aggregate amount of any investment made pursuant to Section 6.6(l)(ii) (other than in respect of any intercompany investments made among Credit Parties or their Subsidiaries in reliance on Section 6.6(l)(ii) secured by Liens incurred in reliance on this Section 6.2(o) (and which Lien reduced capacity hereunder)) and the aggregate amount of any Indebtedness incurred pursuant to Section 6.1(k) (other than in respect of any intercompany Indebtedness incurred among Credit Parties or their Subsidiaries in reliance on Section 6.1(k) secured by a Lien incurred in reliance on this Section 6.2(o) (and which Lien reduced capacity hereunder)).

6.3.    Restrictive Agreements. No Credit Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (1) the ability of Holdings or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations (or any Indebtedness incurred to refinance or replace the Obligations) or (2) the ability of any Credit Party (other than Holdings) to pay dividends or other distributions with respect to its Equity Interests or the ability of any Credit Party to make or repay loans or advances to a Credit Party or to guarantee the Obligations (or any Indebtedness incurred to refinance or replace any of the Obligations); provided that (a) the foregoing shall not apply to any prohibitions, restrictions or conditions imposed (i) by law, rule, regulation or judicial order or any order of the Bankruptcy Court in the Chapter 11 Cases, or required by any regulatory authority having jurisdiction over Holdings or any Subsidiary or any of their respective businesses, (ii) by any Credit Document or any related documents or agreements or (iii) the Prepetition Indebtedness, (b) the foregoing shall not apply to any prohibitions, restrictions or conditions existing and as in effect on and as of the Petition Date and identified on Schedule 6.3, (c) the foregoing shall not apply to prohibitions, restrictions or conditions contained in agreements relating to the direct or indirect disposition of Equity Interests of any Person, property or assets, imposing restrictions with respect to such Person, Equity Interests, property or assets pending the closing of such disposition, (d) [reserved], (e) the foregoing shall not apply to restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business, (f) clause (1) of the foregoing shall not apply to the restrictions set forth in the Synchrony Agreement with respect to pledging a security interest in any interest of a Credit Party in any “Bank Property” (as defined in the Synchrony Agreement) and (g) clause (1) of the foregoing shall not apply to, in each case to the extent in the ordinary course of business, (i) the foregoing clause (1) shall not apply to customary provisions in leases and other contracts or agreements restricting the transfer, assignment, pledge or mortgage thereof, or the subletting, assignment or transfer of any property or asset subject thereto, so long as such restrictions relate to the assets subject thereto, (ii) any reciprocal easement agreements containing customary provisions restricting dispositions of real property interests, and (iii) Capital Lease Obligations, tax retention and other synthetic lease obligations and purchase money obligations that impose restrictions with respect to the property or assets so acquired, in each case, existing and as in effect on and as of the Petition Date and solely to the extent not excused, overridden or rendered ineffective by operation of the Bankruptcy Code, the DIP Order, any other order entered by the Bankruptcy Court or applicable non-bankruptcy law.

6.4.    Restricted Payments. No Credit Party will, nor will it permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, except, in each case permitted under the Approved Budget (subject to Permitted Variances), if applicable:

(a)    any wholly-owned Subsidiary may distribute any cash, property or assets to Holdings, Borrower or any other Subsidiary that is its direct or indirect parent; provided that the Property Companies may not distribute real property, fixtures or equipment owned or leased by such Property Companies to the extent constituting Collateral;

(b)    to the extent constituting Restricted Payments, the Subsidiaries may enter into and consummate transactions permitted by Section 6.8; and

(c)    repurchases of Equity Interests of Holdings deemed to occur on the exercise of stock options or warrants or similar rights if such Equity Interests represent the delivery of a portion of the Equity Interests subject to such options or warrants or similar rights in satisfaction of the exercise price of such stock options, warrants or similar rights (and do not involve cash consideration).

6.5.    Approved Budget.

(a)    No Credit Party will permit, as of any Variance Report Date and for the applicable Variance Reporting Period tested on such Variance Report Date, (i) the Actual Disbursements of the Credit Parties to exceed 112.5% of the Budgeted Disbursements for such period set forth in the Approved Budget, (ii) the Actual Receipts to be less than 85% of the Budgeted Receipts for such period set forth in the Approved Budget or (iii) the Actual Disbursements to merchandise vendors (domestic and foreign) to exceed more than 110% of the Budgeted Disbursements for such period set forth in the Approved Budget; provided that Administrative Agent hereby agrees to modify the levels set forth in clauses (i) and (iii) of this Section 6.5(a) in a manner to be mutually and reasonably agreed (but in any event in an amount not to exceed 2.5% for each such clause) in the event that the Credit Parties open store locations on dates earlier than the dates set forth in the initial Approved Budget.

(b)    No Credit Party will, nor will it permit any Subsidiary to, except as otherwise provided herein or approved by Administrative Agent, directly or indirectly (i) use any cash or the proceeds of any Loans in a manner or for a purpose other than those consistent with this Agreement, the DIP Order and the Approved Budget (subject to Permitted Variances) or (ii) make any payment (as adequate protection or otherwise), or application for authority to pay, on account of any claim or Indebtedness arising prior to the Petition Date other than payments consistent with the Approved Budget (subject to Permitted Variances), the DIP Order, the Cash Collateral Order and otherwise to the extent approved by the Bankruptcy Court.

6.6.    Investments, Loans, Advances, Guarantees and Acquisitions. No Credit Party will, nor will they permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or hold any loans or advances to, guarantee any obligations of, or make or hold any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (each referred to for purposes of this Section 6.6 as an “investment”), except, in each case to the extent permitted under the Approved Budget (subject to Permitted Variances), if applicable:

(a)    Permitted Investments;

(b)    investments existing and in effect on and as of the Petition Date set forth on Schedule 6.6;

(c)    investments by Holdings and its Subsidiaries in Equity Interests in their respective Subsidiaries as of the Petition Date;

(d)    loans or advances made by Holdings to any Subsidiary and made by any Subsidiary to Holdings or any other Subsidiary; provided, further that (i) all such loans or advances owed by a non-Credit Party to a Credit Party shall be evidenced by an intercompany note that is in form and substance reasonably satisfactory to Administrative Agent and subject to a perfected Superpriority security interest in the Collateral, (ii) all such loans or advances owing by a Credit Party to a non-Credit Party shall be unsecured and subordinated in right of payment to the payment in full in cash of the Obligations, (iii) any payment by any such Subsidiary that is a Guarantor Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any loans or advances owed by such Subsidiary to Borrower or to any of its Subsidiaries for whose benefit such payment is made and (iv) after the Closing Date, a Credit Party shall not be permitted to make a loan or advance to a non-Credit Party (except as permitted pursuant to Section 6.6(k) or (l));

(e)    guarantees, subject to the limitations of Section 6.1 in the case of Indebtedness;

(f)    investments received in connection with the bankruptcy or reorganization of, or settlement or satisfaction or partial satisfaction of delinquent accounts and disputes with, customers, suppliers and other account debtors, in each case in the ordinary course of business, or upon the foreclosure with respect to any such secured investment;

(g)    extensions of trade credit in the ordinary course of business;

(h)    investments under Swap Agreements entered into in the ordinary course and not for speculative purposes, or entered into in connection with an issuance of Indebtedness or preferred Equity Interests convertible into, or by reference to, Equity Interests of Holdings or any Subsidiary (or any mandatorily convertible units of Equity Interests and Indebtedness);

(i)    investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers;

(j)    to the extent constituting investments, Restricted Payments permitted by Section 6.4 or any purchase, repurchase or other acquisition of Indebtedness permitted by Section 6.14;

(k)    investments made in any Permitted Supply Chain Financing (as existing and as in effect on and as of the Petition Date);

(l)    other investments in an aggregate amount not to exceed (i) solely to the extent set forth in the Approved Budget, $1,000,000 per Fiscal Month plus (ii) $5,000,000 in the aggregate at any time outstanding, determined as of the date of such investment (other than any intercompany investments among Credit Parties permitted by this Agreement, but including intercompany investments among Credit Parties and their Subsidiaries that are not Credit Parties); provided, that the aggregate amount of any investment permitted to be made pursuant this clause (l)(ii) shall be reduced, without duplication, by the aggregate amount of any Indebtedness incurred pursuant to Section 6.1(k) (other than in respect of any intercompany Indebtedness incurred among Credit Parties or their Subsidiaries in reliance on Section 6.1(k) in the form of intercompany investments made in reliance on this Section 6.6(l)(ii) (and which investment reduced capacity hereunder)) and the aggregate amount of any Liens incurred pursuant to Section 6.2(o) (other than in respect of any intercompany Liens incurred among Credit Parties or their Subsidiaries in reliance on Section 6.2(o) securing intercompany investments made in reliance on this Section 6.6(l)(ii) (and which investment reduced capacity hereunder)).

For purposes of this Section 6.6, the amount of any investment made or outstanding at any time shall be the original cost of such investment, reduced (at Borrower’s option) by any dividend, distribution, return of capital or principal repayment or received in respect of such investment.

6.7.    Asset Sales. No Credit Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including by way of a Sale/Leaseback Transaction, voluntary lease termination or sale, lease modification, assignment or securitization of a right to receive rental payments and including any Equity Interest owned by it, nor will any Credit Party permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than directors’ qualifying shares or to the extent required by applicable law) (each referred to for purposes of this section as a “disposition”), except:

(a)    sales of inventory, used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

(b)    disposals of inventory pursuant to promotional or similar activities in the ordinary course of business;

(c)    dispositions in the ordinary course of business of property no longer used or useful in the conduct of the business of Holdings and its Subsidiaries (other than real estate and fixtures constituting Collateral or required to become Collateral hereunder);

(d)    dispositions by Holdings or any of its Subsidiaries to any Credit Party in the ordinary course of business or as otherwise permitted under the Credit Documents; provided that that the Property Companies may not sell, transfer, assign or distribute real property, fixtures or equipment owned or leased by such Property Companies to Borrower, Holdings or, unless Administrative Agent agrees otherwise, any other Subsidiary of Holdings, to the extent such property constitutes Collateral;

(e)    the sale or discount (with or without recourse, and on customary or commercially reasonable terms) in the ordinary course of business of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable in the ordinary course of business;

(f)    the lapse or abandonment or other disposition of non-material patents, trademarks or other intellectual property that are, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the conduct of the business of Holdings and the other Subsidiaries taken as a whole;

(g)    any disposition arising from condemnation or similar action with respect to any property to the extent such condemnation does not result in a Material Adverse Effect;

(h)    leases, subleases, lease, modifications, licenses or sublicenses (including the provision of software under an open source license, but excluding any of the foregoing with respect to material real estate assets (as approved in writing by Administrative Agent following consultation with Borrower)), (A) in the ordinary course of business and which do not materially interfere with the business of Holdings and the Subsidiaries, taken as a whole, or (B) subject to Section 5.4, in connection with the discontinuance of the operations of any Facility (excluding, for the avoidance of doubt, any material real estate asset (as approved in writing by Administrative Agent following consultation with Borrower)) no longer deemed by Holdings or the applicable Subsidiary to be useful in the conduct of the business of Holdings and its Subsidiaries, taken as a whole;

(i)    the unwinding of Swap Agreements;

(j)    dispositions of accounts receivable in connection with the collection or compromise thereof and not in connection with any financing or factoring arrangement;

(k)    (i) any dividend or other Restricted Payment permitted pursuant to Section 6.4 (other than clause (b) thereof), (ii) any investment permitted pursuant to Section 6.6 and (iii) any Lien permitted by Section 6.2;

(l)    other dispositions in an aggregate amount not to exceed $5,000,000;

(m)    prior to the repayment in full of the Obligations under and as defined in the Prepetition ABL Credit Agreement, dispositions solely of ABL Priority Collateral;

(n)    other sales, transfers or dispositions pursuant to an order of the Bankruptcy Court, which sales, transfers and dispositions are consistent with the Approved Budget (subject to Permitted Variances);

(o)    sales or sale leasebacks of distribution centers in accordance with the RSA and with the prior written consent of Administrative Agent; provided that the Net Asset Sale Proceeds of such sales or sale leasebacks shall be deposited in the Final Loan Escrow Account for withdrawal and application in accordance with Section 2.6 and 6.5 (and not, for the avoidance, in connection with any liquidation) and

(p)    in connection with the sale of any ABL Priority Collateral, any sales of related or co-located fixtures or equipment.

provided that, subject to orders entered by the Bankruptcy Court, (A) all sales, transfers, leases and other dispositions permitted hereby shall be made for fair market value, (B) except for fixtures permitted to be disposed of pursuant to Section 6.7(l), (n) or (p), no disposition of real property, fixtures or equipment owned or leased (including ground leases) shall be made without the prior written consent of Administrative Agent, (C) for the avoidance of doubt, references in this Section 6.7 to actions taken in the “ordinary course of business” shall not include any liquidation, store closing or going-out-of-business disposition, sale, transfer or license, (D) any Asset Sale permitted by this Section 6.7 (other than dispositions made pursuant to Section 6.7(l), (m) or (o)) shall be applied to prepay the Loans pursuant to Section 2.14(a) and (E) no sale, transfer or license of any Intellectual Property shall be made that would result in (i) any material Intellectual Property, including but not limited to the JCPenney name or any trademark, trade name or brand name needed for or used in the disposition of any inventory, being owned by an unrelated third party or otherwise no longer constituting Collateral or (ii) would materially prevent, delay, hinder or increase the cost of Collateral Agent’s exercise of its rights under the license to Intellectual Property granted under Section 9.5 of the Pledge and Security Agreement (it being understood that this clause (E) is not intended to prevent the grant of any license or Lien on Intellectual Property so long as all rights necessary to enable Collateral Agent to exercise its rights in respect of the Collateral are reserved).

6.8.    Fundamental Changes. No Credit Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of Borrower and its Subsidiaries, taken as a whole, or liquidate or dissolve (a “Fundamental Change”), except that, so long as no approval of the Bankruptcy Court is required (or such approval is required and shall have been received), if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any non-Credit Party may merge with or into or consolidate with any other non-Credit Party to the extent the applicable Equity Interests of the surviving non-Credit Party remain pledged to Collateral Agent (if such Equity Interests were pledged to Collateral Agent prior to such Fundamental Change), (ii) any Person may merge with or into or consolidate with Borrower or any Subsidiary of Borrower in a transaction in which the surviving entity is Borrower or (in the case of a transaction not involving Borrower) becomes a Subsidiary and (if any party to such merger or consolidation is or becomes a Credit Party) is a Credit Party; provided that any such merger or consolidation involving a Person that is not a wholly owned Subsidiary immediately prior to or after giving effect to such merger or consolidation shall comply with Sections 6.6 and 6.7, as applicable, (iii) any Subsidiary (other than Borrower or any Property Company) may liquidate or dissolve or change its legal form if Borrower determines in good faith that such liquidation or dissolution or change in legal form is in the best interests of Borrower and its subsidiaries and is not materially disadvantageous to the Lenders; provided that, in the case of a liquidation or dissolution of a Subsidiary of Borrower that is a Credit Party, the Person into which such Credit Party is liquidated or dissolved shall be Borrower or a Credit Party; provided, further, that, in the case of a liquidation or dissolution of a Subsidiary of Borrower that is a non-Credit Party, the applicable Equity Interests of the surviving Person shall remain pledged to Collateral Agent (to the extent such Equity Interests were pledged to Collateral Agent prior to such Fundamental Change); (iv) any merger the sole purpose and effect of which is to reincorporate or reorganize a Person in another jurisdiction in the United States shall be permitted; provided, further, that, if such Person is a Credit Party, the surviving entity is a Credit Party (and, if not a Credit Party before such merger, shall assume all obligations of such Credit Party under the Credit Documents in a manner reasonably satisfactory to Administrative Agent), and (v) a merger, dissolution, liquidation, consolidation, sale, transfer or other disposition (other than by or of any Property Company) the purpose and effect of which is to effect a transaction permitted pursuant to Section 6.7. Notwithstanding anything in this Section 6.8 to the contrary, no Property Company shall be permitted to (i) merge into or consolidate with any other Person (other than the other Property Company), or permit any other Person (other than the other Property Company) to merge into or consolidate with it, (ii) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets or (iii) liquidate or dissolve.

6.9.    Disposal of Subsidiary Interests. Except for any sale of all of its interests in the Equity Interests of any of its Subsidiaries in compliance with the provisions of Section 6.7, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law.

6.10.    Sale and Leaseback Transactions. No Credit Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property (real or personal) used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (each such transaction, a “Sale/Leaseback Transaction”), except to the extent permitted by Section 6.7(o).

6.11.    Transactions with Affiliates. No Credit Party will, nor will it permit any Subsidiary to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except, in each case consistent with the Approved Budget (subject to Permitted Variances) (if applicable), (a) transactions that are at prices and on terms and conditions not less favorable in any material respect to the applicable Credit Party than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Credit Parties not involving any other Affiliate, (c) transactions between or among Subsidiaries that are not Credit Parties not involving any other Affiliates, (d) any Restricted Payment permitted by Section 6.4, (e) investment transactions with captive insurance companies and retirement plans in the ordinary course of business, (f) compensation and indemnification of, and other employment arrangements with, directors, officers and employees of Holdings or such Subsidiary entered in the ordinary course of business, (g) any loans, advances, guarantees and other investments permitted by Section 6.6, (h) any Indebtedness permitted under Section 6.1, (i) any disposition permitted by Section 6.7 and (j) as permitted by any cash management order entered by the Bankruptcy Court.

6.12.    Conduct of Business. Holdings will not, and will not permit any of its Subsidiaries to, engage to any extent material to Holdings and its Subsidiaries (taken as a whole) in any business other than the businesses of the type conducted by Holdings and its Subsidiaries on the Petition Date and businesses reasonably related, ancillary or complementary to the business or businesses of Holdings or any Subsidiary or any reasonable extension, development or expansion thereof.

6.13.    Permitted Activities of Holdings. Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under this Agreement and the other Credit Documents and Indebtedness permitted under Sections 6.1; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Collateral Documents to which it is a party or permitted pursuant to Section 6.2; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Equity Interests of Borrower, (ii) performing its obligations and activities incidental thereto under the Credit Documents and any Indebtedness permitted under Section 6.1 and (iii) making Restricted Payments and investments to the extent permitted by this Agreement; (d) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of any of its direct Subsidiaries; (f) create or acquire any direct Subsidiary or make or own any investment in any Person other than Borrower; or (g) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

6.14.    Certain Payments of Indebtedness. No Credit Party will, nor will it permit any Subsidiary to, pay or make, directly or indirectly, any voluntary payment or other voluntary distribution (whether in cash, securities or other property) of or in respect of principal of or interest on (x) any Indebtedness, (y) any intercompany Indebtedness (other than non-funded intercompany Indebtedness evidencing intercompany balances among the Credit Parties) owed to a non-Credit Party, or any voluntary payment or other voluntary distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such Indebtedness or (z) any Prepetition Indebtedness (other than to the extent contemplated by Section 2.2), except to the extent provided for in the Cash Collateral Order or the DIP Order.

6.15.    Amendments of Organizational Documents. No Credit Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws, operating, management or partnership agreement or other Organizational Documents to the extent any such amendment, modification or waiver would be adverse to the Lenders; provided that immaterial amendments of an administrative, ministerial or technical nature may be made so long as written notice thereof is provided to Administrative Agent promptly after giving effect to any such amendment or modification.

6.16.    Net Settlement of Convertible Indebtedness. No Credit Party will, nor will it permit any Subsidiary to, directly or indirectly, create, incur, assume, issue or permit to exist any Indebtedness or any security convertible into Equity Interests in Holdings or any Subsidiary that provides for a “net settlement” (other than a “net settlement” at the sole discretion of the issuer of such Indebtedness or security) in respect of the Equity Interests that would have been issuable upon the conversion of such Indebtedness or security on account of the principal of such Indebtedness or security.

6.17.    Chapter 11 Modifications. No Credit Party will, nor will it permit any Subsidiary to, without the prior written consent of Administrative Agent: (a) make or permit to be made any change, amendment or modification, to the DIP Order in a manner adverse to the Lenders or Agents or (b) incur, create, assume or suffer to exist or permit any Claim or Lien against any Credit Party ranking pari passu with or senior to the claims and Liens of Agents and the other Secured Parties hereunder, except as permitted under the DIP Order approved by the Bankruptcy Court (including the Carve Out) or as otherwise agreed in writing by Administrative Agent.

6.18.    Use of Proceeds. No part of the proceeds of the Loans or any Collateral will be used, whether directly or indirectly, in violation of Section 2.6, Section 4.13 or Section 6.5 or:

(a)    in any manner that causes such Loan or the applications of such proceeds to violate the Regulations of the Board of Governors, including Regulation T, Regulation U and Regulation X, or any other regulation thereof, or to violate the Securities Exchange Act;

(b)    for any purpose that is prohibited under the Bankruptcy Code or the DIP Order;

(c)    to pay principal, interest, premiums, fees or other amounts in respect of Prepetition Indebtedness, prepetition trade payables or other prepetition claims of any kind or nature, except payments in accordance with the DIP Order, the First and Second Day Orders, the Approved Budget (subject to Permitted Variances) and the Acceptable Plan;

(d)    other than as permitted by the DIP Order, to investigate, commence, prosecute or finance any adjudication, proceeding or objection with respect to or related to the claims, Liens or security interest of Agents, the Lenders, the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties or their respective rights and remedies under this Agreement, the other Credit Documents, the DIP Order, the Cash Collateral Order, the Prepetition Term Loan Credit Documents or the Prepetition Senior Secured Notes Documents, as the case may be, including to commence or prosecute or join in any action against any or all of Agents, the Lenders, the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties seeking (x) to avoid, subordinate or recharacterize the Obligations, the Prepetition Term Loan Obligations, the Prepetition Senior Secured Notes Obligations or any of the Liens securing the Obligations, the Prepetition Term Loan Obligations or the Prepetition Senior Secured Notes Obligations, (y) any monetary, injunctive or other affirmative relief against any or all of Agents, the Lenders, the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties or the Liens and collateral under the Prepetition Term Loan Credit Documents or the Prepetition Senior Secured Notes Documents, or (z) to prevent or restrict the exercise by any or all of Agents, the Lenders, the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties of any of their respective rights or remedies under the Credit Documents, the Prepetition Term Loan Credit Documents or the Prepetition Senior Secured Notes Documents, as applicable; provided, however, that nothing in this Agreement shall prohibit Borrower or any other Credit Party from prosecuting or defending any adversary action, suit, proceeding, application, motion, contested matter or other litigation for breach of or to otherwise enforce the terms of the Credit Documents, the DIP Order, the Prepetition Term Loan Credit Documents or the Prepetition Senior Secured Notes Documents; or

(e)    other than as permitted by the DIP Order and subject to clause (d) above (including the proviso therein) and Sections 6.19(c) and 6.19(d) below, to finance any adversary action, suit, arbitration, proceeding, application, motion, contested matter or other litigation of any type adverse to the interests of any or all of Agents, the Lenders, the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties or their respective rights and remedies under the Credit Documents, the DIP Order, the Cash Collateral Order, the Prepetition Term Loan Credit Documents or the Prepetition Senior Secured Notes Documents, as applicable.

Nothing herein shall in any way prejudice or prevent Administrative Agent, Collateral Agent or the Lenders from objecting, for any reason, to any requests, motions or applications made in the Bankruptcy Court, including any application of interim or final allowances of compensation for services rendered or reimbursement of expenses incurred under Sections 105(a), 330 or 331 of the Bankruptcy Code, by any party in interest (and each such order shall preserve Administrative Agent’s, Collateral Agent’s and the Lenders’ right to review and object to any such requests, motions or applications).

6.19.    Additional Bankruptcy Matters. No Credit Party will, nor will it permit any Subsidiary to, do any of the following other than as permitted by the DIP Order:

(a)    enter into any agreement to return any of its inventory to any of its creditors for application against any Prepetition Indebtedness, prepetition trade payables or other prepetition claims under Section 546(c) of the Bankruptcy Code or agree that any creditor may take any set-off or recoupment against any of its Prepetition Indebtedness, prepetition trade payables or other prepetition claims based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise;

(b)    seek, consent to, or permit to exist, without the prior written consent of Administrative Agent any order granting authority to take any action that is prohibited by the terms of this Agreement, the DIP Order or the other Credit Documents or refrain from taking any action that is expressly required to be taken by the terms of this Agreement, the DIP Order or any of the Credit Documents;

(c)    assert, join, investigate, support or prosecute any claim or cause of action against any of the Secured Parties (in their capacities as such), unless such claim or cause of action is in connection with the enforcement of the Credit Documents against any of the Secured Parties; provided that nothing contained in this clause 6.20(c) shall prohibit the Credit Parties from responding to or complying with discovery requests made by any party in interest in the Chapter 11 Cases, in whatever form, made in connection with an investigation against any of the Secured Parties or the payment from proceeds of the Loans of professional fees related thereto;

(d)    subject to the terms of the DIP Order and subject to Article VIII, object to, contest, prevent or interfere with in any material manner the exercise of rights and remedies by Agents, the Lenders or other Secured Parties with respect to the Collateral following the occurrence of an Event of Default, including, without limitation, a motion or petition by any Secured Party filed in accordance with the terms set forth in the DIP Order to lift an applicable stay of proceedings to do the foregoing (provided that any Credit Party may contest or dispute whether an Event of Default has occurred in accordance with the terms of the DIP Order);

(e)    hold any proceeds of the Closing Date Loan in any account other than the Closing Date Loan Account or hold any proceeds of the Final Loan in any account other than the Final Loan Escrow Account, in each case pending application thereof in accordance with this Agreement;

(f)    without the consent of Administrative Agent, move to assume or reject any material lease, license or other material contract of any Credit Party pursuant to Section 365 of the Bankruptcy Code;

(g)    except as expressly provided or permitted hereunder (including, without limitation, to the extent pursuant to any First and Second Day Orders) or as otherwise contemplated in the then Approved Budget (subject to Permitted Variances), make any payment or distribution to any non-Subsidiary Affiliate or insider of any debtor outside of the ordinary course of business; or

(h)    assert any right of subrogation or contribution against any other Credit Party.

SECTION 7. GUARANTY

7.1.    Guaranty of the Obligations. Subject to the provisions of Section 7.2 and the DIP Order, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent, for the ratable benefit of the Beneficiaries, the due and punctual payment in full in cash of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), which shall not include any Excluded Swap Obligations (collectively, the “Guaranteed Obligations”).

7.2.    Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.

7.3.    Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

7.4.    Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety, in each case other than payment in full in cash of the Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations). In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees, to the fullest extent permitted by applicable law, as follows:

(a)    this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

(b)    [reserved];

(c)    the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

(d)    payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(e)    any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any other Credit Party or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents; and

(f)    this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full in cash of the Guaranteed Obligations (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations)), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the Credit Documents or from the proceeds of any Collateral or security for the Guaranteed Obligations except to the extent such Collateral also serves as collateral for the loans under the Prepetition ABL Credit Agreement and is subject to a security interest in favor of the Prepetition ABL Lenders with respect to the ABL Priority Collateral) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Holdings or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

7.5.    Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of any Credit Party or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full in cash of the Guaranteed Obligations (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations); (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to willful misconduct or bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

7.6.    Guarantors’ Rights of Subrogation, Contribution, Etc. Until the Guaranteed Obligations (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) shall have been indefeasibly paid in full in cash and the Commitments shall have terminated, each Guarantor hereby waives, to the fullest extent permitted by applicable law, any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full in cash (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the Commitments shall have terminated, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full in cash (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations), such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

7.7.    Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries and credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

7.8.    Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations (other than any unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) shall have been paid in full in cash and the Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

7.9.    Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

7.10.    Financial Condition of Borrower. Any Credit Extension may be made to Borrower or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Credit Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

7.11.    Bankruptcy, Etc. In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in respect of all or any part of such payment(s) that are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

7.12.    Discharge of Guaranty Upon Sale of Guarantor. If all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.

SECTION 8. EVENTS OF DEFAULT

8.1.    Events of Default. If any one or more of the following conditions or events shall occur:

(a)    Failure to Make Payments When Due. Failure by any Credit Party to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any interest or premium on any Loan or any fee hereunder; or (iii) when due any other amount hereunder and such failure continues unremedied for a period of three (3) Business Days; or

(b)    Default in Other Agreements. Except as a result of commencement of the Chapter 11 Cases or entry into this Agreement, unless the payment, acceleration and/or the exercise of remedies with respect to any such Indebtedness is stayed by the Bankruptcy Court or unless any of the following results from obligations with respect to which the Bankruptcy Court prohibits or does not permit any Credit Party from applicable compliance, (i) failure of any Credit Party or any of their respective Subsidiaries to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace periods); or (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any applicable grace periods) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (B) Indebtedness in respect of which the holders thereof have the unconditional right to require the issuer thereof to effect a redemption of such Indebtedness prior to the stated maturity of such Indebtedness, solely as a result of the exercise by such holders of such right; or

(c)    Breach of Certain Covenants. Failure of any Credit Party to observe or perform or to cause any of their respective Subsidiaries to observe or perform any covenant, condition or agreement contained in Section 2.6, Section 5.1, Section 5.2 (with respect to the existence of any Credit Party), Section 5.7, Section 5.11, Section 5.12, Section 5.13, Section 5.14, Section 5.15, Section 5.16, Section 5.17, Section 6 or in any provision of the DIP Order; or

(d)    Breach of Representations, Etc. Any representation or warranty made or deemed made by or on behalf of any Credit Party in or pursuant to any Credit Document or any amendment or modification thereof or waiver thereunder, or any material representation or warranty in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Credit Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; or

(e)    Other Defaults Under Credit Documents. Any Credit Party shall fail to observe or perform or to cause any of its Subsidiaries to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clauses (a) or (c) of this Section 8.1), and such failure shall continue unremedied for a period of seven (7) Business Days after written notice thereof from Administrative Agent to Borrower (any such notice to be identified as a “notice of default” and to refer specifically to this Section 8.1(e)); or

(f)    Critical Vendors; Prepetition Obligations. Any Credit Party shall enter into, or make any payment in respect of, any critical vendor agreements or otherwise enter into any agreement to pay, or make any payment in respect of, any prepetition trade obligations except with the prior written consent of Administrative Agent; or

(g)    Judgments and Attachments. Except for any order fixing the amount of any Claim in the Chapter 11 Cases, one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not deny coverage) shall be rendered against Holdings, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings or any Subsidiary to enforce any such judgment; or

(h)    Employee Benefit Plans. An ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would result in a Material Adverse Effect; or

(i)    Environmental Liabilities. An Environmental Liability shall have arisen that, when taken together with all other Environmental Liabilities that have arisen or are in existence, would result in a Material Adverse Effect; or

(j)    Change of Control. A Change of Control shall occur; or

(k)    Guaranties, Collateral Documents and other Credit Documents. At any time, (i) any Guarantor’s Guaranty hereunder shall cease to be in full force and effect (other than in accordance with the terms of this Agreement, including satisfaction in full in cash of the Obligations in accordance with the terms hereof) or shall be declared to be null and void or any Guarantor shall repudiate its obligations under its Guaranty hereunder, (ii) this Agreement ceases to be in full force and effect (other than by reason of the satisfaction in full in cash of the Obligations in accordance with the terms hereof) or shall be declared null and void, or any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Credit Party not to be, a valid and perfected Lien on any Collateral having an aggregate fair market value of $5,000,000 or more, with priority required by this Agreement, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability under any Credit Document to which it is a party; or

(l)    RSA. The RSA is terminated by any Credit Party or by all of the Lenders pursuant to the terms thereof, or is modified, amended or waived in any manner materially adverse to the Secured Parties in a manner not permitted by the RSA;

(m)    Alternate Financing. Any Credit Party shall file a motion in the Chapter 11 Cases without the prior written consent of Administrative Agent to obtain additional financing from a party other than the Lenders under Section 364(d) of the Bankruptcy Code or to use cash collateral of a Lender under Section 363(c) of the Bankruptcy Code that does not either have the prior written consent of Administrative Agent or provide for the payment in full in cash of the Obligations upon the incurrence of such additional financing; or

(n)    Alternate Prepetition Claim. The Bankruptcy Court shall enter an order (i) approving payment of any prepetition Claim other than (x) as provided for in the First and Second Day Orders, (y) as otherwise contemplated hereunder and by the Approved Budget (subject to Permitted Variances) or (z) as otherwise consented to by Administrative Agent, (ii) granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to any holder of any security interest to permit foreclosure on any assets having a book value in excess of $5,000,000 in the aggregate, or (iii) except as provided in the DIP Order, approving any settlement or other stipulation not approved by Administrative Agent with any prepetition secured creditor of any Credit Party providing for payments as adequate protection or otherwise in respect of any prepetition obligations to such secured creditor; or

(o)    Alternate Trustee, Examiner; Chapter 7. An order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court (i) appointing a trustee under Section 1104, (ii) appointing an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code, or (iii) converting the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code; or

(p)    Dismissal of Chapter 11 Cases. An order shall be entered by the Bankruptcy Court dismissing any of the Chapter 11 Cases which does not contain a provision for termination of all Commitments and payment in full in cash of all Obligations upon entry thereof; or

(q)    Unauthorized Order. An order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court without the express prior written consent of Administrative Agent (and with respect to any provisions that affect the rights or duties of Administrative Agent or Collateral Agent, Administrative Agent or Collateral Agent, respectively), (i) to revoke, reverse, stay, modify, supplement or amend any of the DIP Order in a manner adverse to the Lenders and/or Agents or (ii) to permit, unless otherwise contemplated by the DIP Order, any administrative expense or any Claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority equal or superior to the administrative priority of the Credit Parties’ claims in respect of the Obligations (other than the Carve Out); or

(r)    Application for Alternate Order. (i) An application for any of the orders described in clause (p) above shall be made by a Credit Party or any such application shall be made by a Person other than the Credit Parties and such application is not contested by the Credit Parties in good faith or the relief requested is not withdrawn, dismissed or denied within forty-five (45) days after the filing or (ii) any Person obtains an order under Section 506(c) of the Bankruptcy Code against any Secured Party; or

(s)    Order Modifying Right to File. The entry of an order by the Bankruptcy Court terminating or modifying the exclusive right of any Credit Party to file a Plan of Reorganization pursuant to Section 1121 of the Bankruptcy Code, without the prior written consent of Administrative Agent; or

(t)    Support of Contesting Claim. Any Credit Party shall seek to, or shall support (in any such case by way of any motion or other pleading filed with the Bankruptcy Court or any other writing to another party-in-interest executed by or on behalf of such Credit Party) any other Person’s motion to, disallow in whole or in part the Lenders’ or Agents’ claims in respect of the Obligations or contest any provision of any Credit Document or any provision of any Credit Document shall cease to be effective (other than in accordance with its terms); or

(u)    Failure to Comply with DIP Order. Any Credit Party shall fail to comply with the DIP Order; or

(v)    Superpriority Senior Secured Claim. Any order by the Bankruptcy Court is entered granting any superpriority claim that is pari passu with or senior to those of the Secured Parties or any Lien that is senior to the Liens securing the Obligations, other than in accordance with the DIP Order; or

(w)    Motion for Order for Sale. Without Administrative Agent’s prior written consent, the filing by any Credit Party or any of its Subsidiaries of any motion or other request with the Bankruptcy Court seeking authority consummate a sale of material assets constituting Collateral outside the ordinary course of business; or

(x)    Adverse Order. The Bankruptcy Court enters an order that is adverse in any material respect to the interests of Administrative Agent, Collateral Agent, and the Lenders or their respective rights and remedies in their capacities as such under this Agreement or in any of the Chapter 11 Cases; or

(y)    Proceeding against Creditors. The Credit Parties or any of their Subsidiaries, or any person claiming by or through the Credit Parties or any of their Subsidiaries, obtain court authorization to commence, or commence, join in, assist or otherwise participate as an adverse party in any suit or other proceeding against any of Administrative Agent, Collateral Agent or the Lenders in each case relating to this Agreement, in each case other than as permitted by the DIP Order; or

(z)    Filing of Alternate Plan of Reorganization. The filing by any of the Credit Parties of a Plan of Reorganization other than an Acceptable Plan;

THEN, notwithstanding anything in Section 362 of the Bankruptcy Code, but subject to the DIP Order, in every such event, and at any time thereafter during the continuance of such event, Administrative Agent may, with the written consent of the Requisite Lenders, and shall, at the written request of the Requisite Lenders, by notice to Borrower, take either or both of the following actions, at the same or different times: (A) terminate the Commitments, if any, of each Lender having such Commitments, and thereupon the Commitments shall terminate immediately; (B) declare each of the following immediately due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), in which case such amounts will become so due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest and premium on the Loans, and (II) all other Obligations; and (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents. In addition, subject solely to the giving of five (5) Business Day’s prior written notice as set forth below, the automatic stay provided in Section 362 of the Bankruptcy Code shall be deemed automatically vacated without further action or order of the Bankruptcy Court and Administrative Agent and the Lenders shall be entitled to exercise all of their respective rights and remedies under the Credit Documents, including all rights and remedies with respect to the Collateral and the Guarantors. In addition to the remedies set forth above, Administrative Agent may exercise any other remedies provided for by this Agreement and the Collateral Documents in accordance with the terms hereof and thereof or any other remedies provided by applicable law. Notwithstanding the foregoing, any exercise of remedies is subject to the requirement of the giving of five (5) Business Day’s prior written notice to counsel for the Credit Parties, counsel for the Prepetition ABL Agent, counsel for the Official Committee and the Office of the U.S. Trustee, in each case in accordance with the terms of the DIP Order (the “Remedies Notice Requirement”).

SECTION 9. AGENTS

9.1.    Appointment of Agents. Each Lender hereby irrevocably appoints (i) GLAS USA LLC to act on its behalf as Administrative Agent and (ii) GLAS Americas LLC to act on its behalf as Collateral Agent, in each case hereunder and under the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. Other than Sections 9.8(c) through (f), in respect of which Borrower is a third-party beneficiary, the provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any such provisions. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to Administrative Agent or Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.2.    Powers and Duties.

(a)    Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies and perform such duties hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in the Credit Documents to which it is party. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any duties or obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein, and all duties of Agents hereunder shall be administrative in nature.

(b)    Notwithstanding anything else to the contrary in this Agreement or any other Credit Document, but subject to Section 9.3(b), whenever reference is made in this Agreement or any other Credit Document to any discretionary action by, any consent, designation, specification, requirement or approval of or satisfaction with, any notice, request or other communication from, any selection, determination or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by an Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction, acceptance or approval or other exercise of discretion, rights or remedies to be made (or not to be made) by an Agent, such provision shall refer to such Agent exercising each of the foregoing at the direction of the Requisite

Lenders or, if applicable, the Supermajority Lenders; provided that the foregoing shall not apply to the following: (i) whether any item or sum of money has been delivered to or received by either Agent, (ii) the appointment of any sub-agent or attorney-in-fact by either Agent pursuant to this Section 9 or the resignation or removal of either Agent otherwise in accordance with this Section 9, (iii) any matter pertaining to compliance by any Agent with its internal policies, any applicable law, including without limitation, the PATRIOT Act or any matter relating to the reimbursement of fees or expenses of or indemnification of any Agent, (iv) subject to Section 9.8, the making of any filings, registrations or recordings or holding any pledged collateral in each case as any Agent may deem appropriate in connection with the perfection of the Liens granted in respect of the Collateral (for the avoidance of doubt, each Agent will take any such action if requested by the Requisite Lenders), (v) releases or documentation to be executed by the Agents in accordance with Section 9.8(c) or (d) (provided, however, that, for the avoidance of doubt, this clause (v) shall not apply to any decision by Administrative Agent to object or respond to a request for a release as contemplated in the second sentence of Section 9.8(d)) or (vi) any matter or action relating to or requiring determination with respect to the daily ordinary course administration of the Credit Documents, including but not limited to (A) the posting of any documents and notices to the Lenders or Borrower, including with respect to the use of the Platform, (B) the maintenance of the Register, the calculation, processing and payment of any principal, interest or fees, whether optional or mandatory in nature and the determination of the Applicable Margin, the Adjusted Eurodollar Rate or Base Rate or any component definition thereof, (C) the processing of any assignments or consents by Administrative Agent otherwise permitted by Section 10.6, (D) any matter with respect to any fees payable to any Agent for its own account, (E) Administrative Agent’s discretion to waive or refuse to waive any processing and recordation fee pursuant to Section 10.6 and (F) discretionary actions by Administrative Agent pursuant to Section 2.5(b); provided, further, that in each case, each Agent may at its sole discretion elect to seek the instruction of the Requisite Lenders and any Agent shall be fully justified in failing or refusing to take any such action if it shall not have received written instruction, advice or concurrence from the Requisite Lenders (or the Supermajority Lenders or such other number or percentage of the Lenders as shall be expressly provided for herein or in any other Credit Document) in respect of such actions.

9.3.    General Immunity.

(a)    No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, the existence, value, perfection or priority of any collateral security or any failure by any Credit Party or any other Person (other than itself) to perform any of its obligations hereunder or under any other Credit Document or the performance or observance of any covenants, agreements, or other terms or conditions set forth herein or therein, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans.

(b)    Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents (i) with the consent of, or at the request of, the Requisite Lenders (or the

Supermajority Lenders or such other number or percentage of Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances, as provided for herein or in the other Credit Documents), or (ii) in the absence of such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from the Requisite Lenders or, if applicable, the Supermajority Lenders (or Administrative Agent acting with the consent of the Requisite Lenders, the Supermajority Lenders or such other Lenders as may be required to give such instructions under Section 10.5, as applicable) and, upon receipt of such instructions from the Requisite Lenders (or the Supermajority Lenders or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, or upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, (ii) each Agent shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holdings and its Subsidiaries), accountants, experts and other professional advisors selected by it, and no Agent shall be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, experts or other professional advisors; and (iii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or the Supermajority Lenders or such other Lenders as may be required to give such instructions under Section 10.5). No Agent shall be deemed to have knowledge of any Default or Event of Default or of any event or events that give or may give rise to any Default or Event of Default unless and until written notice describing such Default or Event of Default, identified as a “notice of default”, and such event or events is given to Agents by the Credit Parties or any Lender. Without limiting any of the foregoing:

(i)    Neither Agent shall (i) be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that Agent is required to exercise as directed in writing by Requisite Lenders (or the Supermajority Lenders or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Credit Documents); and in all cases each Agent shall be fully justified in failing or refusing to act hereunder or under any other Credit Documents unless it shall (a) receive written instructions from the Requisite Lenders (or the Supermajority Lenders or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action; provided that neither Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any applicable Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; (iii) except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, or be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by any Agent or any of its Affiliates in any capacity; and (iv) be liable for any apportionment or distribution of payments made by it in good faith and, if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

(ii)    Each Agent shall be entitled to request written instructions, or clarification of any instruction or request, from the Requisite Lenders (or, if the relevant Credit Document stipulates the matter is a decision for the Supermajority Lenders or any other Lender or group of Lenders, from the Supermajority Lenders or that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion, and each Agent may without any liability hereunder or under any other Credit Document refrain from acting unless and until it receives those written instructions or that clarification. In the absence of such written instructions, each Agent may act (or refrain from acting) as it considers to be in the best interests of the Lenders. The instructions as aforesaid and any action taken or failure to act pursuant thereto by any Agent shall be binding on all of the Lenders.

(iii)    Neither Agent shall be obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

(iv)    Neither Agent shall be responsible for any unsuitability, inadequacy, expiration or unfitness of any security interest created hereunder or pursuant to any other Credit Document nor shall it be obligated to make any investigation into, and shall be entitled to assume, the adequacy and fitness of any security interest created hereunder or pursuant to any other Credit Document.

(v)    Neither Agent shall be responsible or liable for any failure or delay in the performance of its obligations hereunder or under any other Credit Document arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

(c)    Delegation of Duties. Each of Administrative Agent and Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by it. Each of Administrative Agent, Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9 and of Section 10.3 shall apply to the Affiliates of Administrative Agent and Collateral Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9 and of Section 10.3 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Administrative Agent or Collateral Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Credit Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent or Collateral Agent, as the case may be, and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.    Neither Administrative Agent nor Collateral Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that Administrative Agent or Collateral Agent, as applicable, acted with bad faith, gross negligence or willful misconduct in the selection of such sub agents.

9.4.    Agents Entitled to Act as Lender. Nothing contained herein or in any other Credit Document shall in any way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Holdings or any of its Affiliates as if it were not performing the duties specified herein, and may accept premiums and fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

9.5.    Lenders’ Representations, Warranties and Acknowledgment.

(a)    Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b)    Each Lender, by delivering its signature page to this Agreement or an Assignment Agreement and funding or converting its Loan on any Credit Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders, Supermajority Lenders or any other Lenders, as applicable on the Closing Date or such subsequent Credit Date. Notwithstanding anything herein to the contrary, each Lender also acknowledges that the Liens and security interests granted to Collateral Agent pursuant to the Pledge and Security Agreement and the other Collateral Documents on Collateral and the exercise of any right or remedy by Collateral Agent under any of the foregoing with respect to the Collateral are subject to the provisions of the DIP Order. As to any such Collateral, in the event of a conflict between the terms of the DIP Order, this Agreement or any other Collateral Documents (on the other hand), the terms of the DIP Order shall govern and control.

(c)    Each Lender acknowledges that Borrower may purchase Loans and/or Commitments hereunder from Lenders from time to time, subject to the restrictions set forth in the definition of “Eligible Assignee” and Section  10.6.

9.6.    Right to Indemnity. Each Lender, in proportion to its Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Pro Rata Share at such time or, if such indemnity or reimbursement is sought after the date upon which the

Loans shall have been paid in full in cash and the Commitments have been terminated, based on each Lender’s Pro Rata Share as in effect immediately prior to such date), severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence, bad faith or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; provided, further, that this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

9.7.    Successor Agent. Each Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower. No such resignation shall require any consent or approval of any type or nature from Holdings, Borrower, any Lender or other Person. The Requisite Lenders may, without the consent of Administrative Agent or Borrower, remove Administrative Agent for any reason upon thirty (30) days’ notice to Administrative Agent and Borrower. In the event of such resignation or removal, the Requisite Lenders shall have the right to appoint a financial institution to act as successor Agent hereunder, subject to the reasonable satisfaction of Borrower (unless an Event of Default has occurred and is occurring) and the Requisite Lenders. Any Agent’s resignation or removal shall become effective on the earliest of (i) thirty (30) days after delivery of the notice of resignation or removal (regardless of whether a successor has been appointed or not), (ii) the acceptance of such successor Agent by Borrower (unless an Event of Default has occurred and is occurring) and the Requisite Lenders or (iii) such other date, if any, agreed to by the Requisite Lenders and (unless an Event of Default has occurred and is occurring) Borrower. Upon any such notice of resignation or removal, if a successor Agent has not already been appointed by the Requisite Lenders, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to Borrower, to appoint a successor Agent and (unless an Event of Default has occurred and is occurring) in consultation with Borrower. If the Requisite Lenders have not appointed a successor Agent, Requisite Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent (other than any rights to indemnity payments owed to the retiring Agent) and the retiring Agent shall promptly transfer to such successor Agent all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under the Credit Documents that are held by it, if not already transferred as provided above in this paragraph, whereupon such retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents, if not already discharged therefrom as provided above in this paragraph. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder.    After the retiring Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article, Section 10.3, Section 10.4 and Sections 10.14 through 10.16 shall continue in effect for the benefit of such retiring Agent, its sub agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent or Collateral Agent, as applicable.

9.8.    Collateral Documents and Guaranty.

(a)    Agents under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Credit Documents. Subject to Section 10.5, without further written consent or authorization from any Secured Party, Administrative Agent or, if instructed by Administrative Agent, Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement to a Person that is not a Credit Party, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or the Supermajority Lenders or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or the Supermajority Lenders or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented. In the event of any conflict between the terms of the DIP Order and any of the Credit Documents, the provisions of the DIP Order shall govern and control. Each Secured Party authorizes and instructs Administrative Agent and Collateral Agent to enter into the Collateral Documents on behalf of the Secured Parties in accordance with this Agreement (and consents to the terms contained therein) and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of such Collateral Documents. Notwithstanding anything herein or in any other Credit Documents to the contrary, Collateral Agent shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the perfection or maintenance of any security interest created under the Collateral Documents.

(b)    Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Credit Documents may be exercised solely by Administrative Agent or Collateral Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Administrative Agent and Collateral Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms thereof, and (ii) in the event of a foreclosure or similar enforcement action by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), Collateral Agent or Administrative Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Collateral Agent or Administrative Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Requisite Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.

(c)    Release of Collateral and Guarantees, Termination of Credit Documents. Notwithstanding anything to the contrary contained herein or any other Credit Document, at the sole expense of Borrower, when all Obligations (other than any unasserted contingent obligations) have been paid in full in cash and all Commitments have terminated or expired, upon request of Borrower, Administrative Agent and Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in all Collateral solely with respect to such Obligations, and to release all guarantee obligations provided for in any Credit Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

(d)    Release of Collateral in Respect of Permitted Dispositions. Administrative Agent (without notice to, or vote or consent of, any Lender) shall direct Collateral Agent to (without notice to, or vote or consent of, any Lender), at the applicable Credit Party’s expense, promptly execute and deliver or otherwise authorize the filing of such documents as such Credit Party shall reasonably request to effectuate any release consummated in accordance with the following sentence, in form and substance reasonably satisfactory to Administrative Agent (without notice to, or vote or consent of, any Lender), including financing statement amendments to evidence any release; provided that, if requested by Administrative Agent in writing, Holdings and Borrower shall have previously provided to Agents a certificate of an Authorized Officer stating that such disposition was permitted under the Credit Documents (and each Lender hereby authorizes and directs each Agent to conclusively rely on such certificate in performing its obligations under this sentence). Upon any disposition of property, including the Equity Interests of any Guarantor, permitted by this Agreement (other than to another Credit Party), the proceeds of which are (solely to the extent required pursuant to the terms of this Agreement) applied to prepay the Loans to the extent required and in accordance with the terms and conditions of this Agreement, the Liens granted pursuant to the Collateral Documents in respect of such disposed property and in respect of the property of any Guarantor discharged and released from its Guaranty pursuant to Section 7.12 shall, to the extent the relevant Credit Party has furnished Agents (for distribution to the Lenders) with prior written notice of a request for such release at least five (5) Business Days prior to the proposed date of effectiveness of such release and the Requisite Lenders have not objected or responded to such request on the basis that such release is not permitted under this Agreement within such five (5) Business Day period (it being understood and agreed that no such automatic release shall occur if the Requisite Lenders shall so object or respond), be automatically be released without the consent of any Agent or any Lender and, upon such release, such property shall automatically revert to the applicable Credit Party with no further action on the part of any Person. Notwithstanding anything to the contrary herein, to the extent desired by the Requisite Lenders and Borrower (and reasonably acceptable to Administrative Agent and Collateral Agent), more efficient procedures related to collateral release provisions may be established.

(e)    Agents shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Lien thereon in favor of Collateral Agent, for the benefit of the Secured Parties, or any certificate prepared by any Credit Party in connection therewith, nor shall any Agent have any duty to, and shall not be responsible or liable to the Lenders for any failure to, monitor or maintain or preserve any portion of the Collateral, any security interests of Administrative Agent or Collateral Agent therein or any filings, registrations, or recordings made with respect thereto. Neither Collateral Agent nor Administrative Agent shall have any obligation whatsoever to any Lender or any other person to investigate, confirm or assure that the Collateral exists or is owned by any Credit Party or is insured or has been encumbered, or that the liens and security interests granted to Collateral Agent pursuant hereto or any of the Credit Documents or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

(f)    Collateral Agent may conclusively rely on any instruction received by it from Administrative Agent that is in accordance with the appropriate consents from the Lenders, the Requisite Lenders or the Supermajority Lenders (as applicable) pursuant to the terms hereof.

9.9.    Withholding Taxes. To the extent required by any applicable law, Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding tax from such payment, such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of- pocket expenses) incurred.

9.10.    Administrative Agent or Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, Administrative Agent and Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent or Collateral Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, Administrative Agent and Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, Administrative Agent, Collateral Agent and their respective agents and counsel and all other amounts due Lenders, Administrative Agent and Collateral Agent under Section 2.11 and Section 10.2) allowed in such judicial proceeding; and

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to pay to Administrative Agent or Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent, Collateral Agent and their respective agents and counsel, and any other amounts due Administrative Agent or Collateral Agent under Section 2.11 and Section 10.2. To the extent that the payment of any such compensation, expenses, disbursements and advances of Administrative Agent, Collateral Agent and their respective agents and counsel, and any other amounts due Administrative Agent or Collateral Agent under this Agreement out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

9.11.    Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the applicable Administrative Agent and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, Administrative Agent and its Affiliates and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Credit Party, that none of Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by an Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

SECTION 10. MISCELLANEOUS

10.1.    Notices.

(a)    Notices Generally. Any notice or other communication herein required or permitted to be given to a Credit Party or any Agent shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated to

Administrative Agent in writing. Except as otherwise set forth in paragraph (b) below, each notice hereunder shall be in writing and may be personally served or sent by telefacsimile (except for any notices sent to Administrative Agent) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to any Agent shall be effective until received by such Agent; provided, further, that any such notice or other communication shall at the request of Administrative Agent or Collateral Agent be provided to any sub-agent appointed pursuant to Section 9.3(c) as designated by Administrative Agent or Collateral Agent from time to time.

(b)    Electronic Communications.

(i)    Notices and other communications to any Agent and any Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Agent or any Lender pursuant to Section 2 if such Person has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor.

(ii)    Each Credit Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct or gross negligence of Administrative Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(iii)    The Platform and any Approved Electronic Communications are provided “as is” and “as available”. None of Agents or any of their respective officers, directors, employees, agents, advisors or representatives (“Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the Approved Electronic Communications or the Platform and each expressly disclaims liability for errors or omissions in the Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by Agent Affiliates in connection with the Platform or the Approved Electronic Communications.

(iv)    Each Credit Party, each Lender and each Agent agrees that Administrative Agent may, but shall not be obligated to, store any Approved Electronic Communications on the Platform in accordance with Administrative Agent’s customary document retention procedures and policies.

(v)    Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.

(c)    Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal, state or other applicable securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non-Public Information with respect to Holdings, its Subsidiaries or their securities for purposes of United States, state or other applicable securities laws. In the event that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither Borrower nor Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Credit Documents.

10.2.    Expenses. Subject to and in accordance with the terms of the DIP Order, Borrower agrees to pay promptly (a) all documented, out-of-pocket, actual and reasonable costs and expenses incurred in connection with the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the reasonable and documented costs of furnishing all opinions by counsel for Borrower and the other Credit Parties; (c) the reasonable, documented fees, expenses and disbursements of counsel to Agents and the Lenders in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Borrower, but in each case, limited to Milbank LLP, Porter Hedges LLP, Sullivan & Cromwell LLP, Arnold & Porter Kaye Scholer LLP and Gray Reed & McGraw LLP; (d) all documented, out-of-pocket actual costs and reasonable expenses of creating, perfecting, recording, maintaining and preserving Liens in favor of Collateral Agent, for the benefit of the Secured Parties, including filing and recording fees, expenses, search fees, title insurance fees and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all documented actual and reasonable costs, fees, expenses and disbursements of any auditors, accountants, consultants, advisors or appraisers, but in each case limited to Milbank LLP, Porter Hedges LLP, Sullivan & Cromwell LLP, Arnold & Porter Kaye Scholer LLP, Gray Reed & McGraw LLP, Deutsche Bank Securities Inc., Houlihan Lokey Capital, Inc. and Hilco Real Estate, LLC; (f) all documented actual and reasonable, documented costs and expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other documented, out-of- pocket, actual and reasonable costs and expenses incurred by each Agent in connection with the transactions contemplated by the Credit Documents and any consents, amendments, waivers or other modifications thereto; (h) all documented out-of-pocket, actual and reasonable costs, fees and expenses incurred by Agents and the Lenders in connection with the Chapter 11 Cases, the monitoring and administration thereof, the negotiation and implementation of an Acceptable Plan and any other matter, motion or order bearing on the validity, priority and/or repayment of the Obligations in accordance with the terms hereof, but in each case, with respect to attorneys’ fees, limited to Milbank LLP, Porter Hedges LLP, Sullivan & Cromwell LLP, Arnold & Porter Kaye Scholer LLP and Gray Reed & McGraw LLP and (i) after the occurrence of a Default or an Event of Default, all documented, out-of-pocket costs and expenses, including reasonable attorneys’ fees, but in each case, limited to Milbank LLP, Porter Hedges

LLP, Sullivan & Cromwell LLP, Arnold & Porter Kaye Scholer LLP and Gray Reed & McGraw LLP and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.

10.3.    Indemnity.

(a)    In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and each of their respective officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates (each, an “Indemnitee”), from and against any and all Indemnified Liabilities. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNITEE AND WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN CONNECTION WITH AN INVESTIGATION, LITIGATION, CLAIM OR PROCEEDING THAT IS BROUGHT BY ANY CREDIT PARTY, ANY EQUITY HOLDERS OR CREDITORS OF ANY CREDIT PARTY OR ANY OTHER INDEMNITEE AND WHETHER OR NOT SUCH INDEMNITEE IS OTHERWISE A PARTY HERETO; provided, however, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or their respective controlled Affiliates, directors, employees, attorneys, agents or sub-agents, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) arises from a material breach of the obligations of such Indemnitee hereunder (other than with respect to a breach by Collateral Agent), as determined by a final, non-appealable judgment of a court of competent jurisdiction or (z) arises from any dispute solely among Indemnitees other than (1) any claims against any Agent in its capacity or in fulfilling its role as an Agent or any similar role hereunder and (2) any claims arising out of any act or omission on the part of any Credit Party or any of its Affiliates, in each case as determined by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b)    To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against each Lender, each Agent and their respective Affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the Chapter 11 Cases, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and Holdings and Borrower hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(c)    Each Credit Party also agrees that no Lender, Agent nor their respective Affiliates, directors, employees, attorneys, agents or sub-agents will have any liability to any Credit Party or any person asserting claims on behalf of or in right of any Credit Party or any other person in connection with or as a result of this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, in each case, except in the case of any Credit Party to the extent that any losses, claims, damages, liabilities or expenses incurred by such Credit Party or its Affiliates, equity holders, partners or other equity holders have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender, Agent or their respective Affiliates, directors, employees, attorneys, agents or sub-agents in performing its obligations under this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein; provided, however, that in no event will such Lender, Agent, or their respective Affiliates, directors, employees, attorneys, agents or sub-agents have any liability for any indirect, consequential, special or punitive damages in connection with or as a result of such Lender’s, Agent’s or their respective Affiliates’, directors’, employees’, attorneys’, agents’ or sub-agents’ activities related to this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein.

(d)    This Section 10.3 shall not apply with respect to any Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

10.4.    Set-Off. Notwithstanding anything to the contrary in Section 323 of the Bankruptcy Code but subject to the DIP Order (including the Carve Out), in addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the prior written consent of Administrative Agent , without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including any payroll, tax, or trust accounts described in the definition of “Excluded Assets”) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Sections 2.17 and 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 10.4 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have.

10.5.    Amendments and Waivers.

(a)    Requisite Lenders’ Consent. Subject to the additional requirements of Sections 10.5(b) and 10.5(c) and except as provided in Sections 10.5(e) and 10.5(f), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement or any other Credit Document (or direct Collateral Agent to do the same) to cure any ambiguity, omission, defect or inconsistency (as reasonably determined by Administrative Agent), so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Requisite Lenders stating that the Requisite Lenders object to such amendment. Notwithstanding anything to the contrary in this Section 10.5, the Credit Parties shall be permitted to supplement or amend schedules to the Pledge and Security Agreement, in accordance with Section 13 of the Pledge and Security Agreement. The Fee Letter and the Final Loan Escrow Account Control Agreement may be amended, restated, supplemented or otherwise modified, or rights or privileges thereunder waived, only in a writing executed by the parties thereto (without the need for the consent of any other party hereto).

(b)    Affected Lenders’ Consent. Without the written consent of each Lender (other than (x) any Defaulting Lender or (y) (solely with respect to any Non-Voting Rolled-Up Loans) any Non-Voting Roll-Up Lender (except, pursuant to the DIP Order, solely with respect to clause (ix) below and any amendment, modification, termination or waiver of clause (ix) below)) that would be directly and adversely affected thereby, no amendment, modification, termination, waiver or consent shall be effective if the effect thereof would:

(i)    extend any scheduled final maturity date, expiration date or termination date of any Loan or Commitment;

(ii)    waive, reduce or postpone any scheduled repayment (but not prepayment) of any Loan;

(iii)    reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or reduce any premium or fee payable hereunder;

(iv)    extend the time for payment of any interest, premiums or fees;

(v)    reduce the principal amount of any Loan or Commitment;

(vi)    amend, modify, terminate or waive any provision of this Section 10.5(b), Section 10.5(c) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required;

(vii)    amend the definition of “Requisite Lenders” or “Pro Rata Share”;

(viii)    release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents and except in connection with a “credit bid” undertaken by Collateral Agent pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or other sale or disposition of assets in connection with an enforcement action with respect to the Collateral permitted pursuant to the Credit Documents (in which case only the consent of Administrative Agent will be needed for such release);

(ix)    amend, modify, terminate or waive any provision of this Agreement in a manner that directly, adversely and disproportionately affects any Lender in a material respect relative to the other Lenders taken as a whole (it being understood that, for the avoidance of doubt, any Lender declining an opportunity or option offered ratably to all Lenders shall not constitute disproportionate treatment for purposes of this clause (ix)); or

(x)    consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

(c)    Supermajority Lenders’ Consent. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall, without the consent of the Supermajority Lenders:

(i)    amend, modify, terminate or waive any of the dates or consents in (1) Section 5.13(e), (f), (g) or (h) or (2) the definition of Toggle Event or Section 5.14; or

(ii)    amend the definition of “Supermajority Lenders”.

(d)    Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

(i)    increase any Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided that no amendment, modification, termination or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment of any Lender; or

(ii)    amend, modify, terminate or waive any provision of the Credit Documents as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.

(e)    Execution of Amendments, Etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, terminations, waivers or consents on behalf of such Lender (or direct Collateral Agent to do the same). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall, upon delivery to Administrative Agent, be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

(f)    Amendments for the Purpose of Granting New Liens or Adding Collateral. Notwithstanding the foregoing, any Collateral Document may be amended or otherwise modified without the consent of any Lender solely to grant a new Lien for the benefit of the Secured Parties or to extend an existing Lien in any Collateral Document over additional assets. Collateral Agent shall execute and deliver to Administrative Agent any documents reasonably requested in connection with the foregoing.

(g)    Credit Bid. For the avoidance of doubt, nothing in this Agreement or the other Credit Documents shall affect or restrict any of the Prepetition Term Loan Secured Parties or the Prepetition Senior Secured Notes Secured Parties from undertaking a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code with respect to its Prepetition Term Loan Obligations or its Prepetition Senior Secured Notes Obligations, respectively.

10.6.    Successors and Assigns; Participations.

(a)    Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of Agents and Lenders and other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Register. Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans (and stated interest thereon) listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until recorded in the Register following receipt of a fully executed Assignment Agreement effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 10.6(d). Each assignment shall be recorded in the Register promptly following receipt by Administrative Agent of the fully executed Assignment Agreement and all other necessary documents and approvals, prompt notice thereof shall be provided to Borrower and a copy of such Assignment Agreement shall be maintained, as applicable. The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date”. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

(c)    Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment or Loans owing to it or other Obligations (provided, however, that pro rata assignments shall not be required and each assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and any related Commitments):

(i)    to any Person meeting the criteria of clause (i) of the definition of “Eligible Assignee” (or, for the avoidance of doubt with respect to the Rolled-Up Loans, their applicable designees) upon the giving of notice to Administrative Agent; and

(ii)    to any Person meeting the criteria of clause (ii) of the definition of “Eligible Assignee” upon giving of notice to Borrower, Administrative Agent and to any such Person, consented to by each of Borrower and Administrative Agent (each such consent (x) not to be unreasonably withheld or delayed and (y) in the case of Borrower, not to be required at any time an Event of Default shall have occurred and then be continuing); provided, further, that (A) Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof and (B) each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than (x) $1,000,000 or (y) such lesser amount as agreed to by Borrower and Administrative Agent.

(d)    Mechanics.

(i)    Assignments and assumptions of Loans and Commitments by Lenders shall be effected by manual execution and delivery to Administrative Agent of an Assignment Agreement.

Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to Administrative Agent and/or Borrower (as applicable) such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.20(c), together with payment to Administrative Agent of a registration and processing fee of $3,500 (which fee (x) shall not be payable in connection with any assignment by an assigning Lender to such Lender’s Affiliates or Related Funds (or, for the avoidance of doubt with respect to the Rolled-Up Loans, their applicable designees) or (y) may be waived by Administrative Agent). Notwithstanding anything to the contrary, no assignment and assumption shall be permitted unless the assignee is or becomes a party to the RSA in accordance with its terms.

(ii)    In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate, to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and Commitments. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(e)    Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal, state and other applicable securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

(f)    Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the Assignment Effective Date (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent of its interest in the Loans and Commitments as reflected in the Register and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); and (iii) the Commitments shall be modified to reflect any Commitment of such assignee and any Commitment of such assigning Lender, if any.

(g)    Participations.

(i)    Each Lender shall have the right at any time to sell one or more participations to any Person (other than Holdings, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Loans or in any other Obligation. Each Lender that sells a participation pursuant to this Section 10.6(g) shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it records the name and address of each participant and the principal amounts (and stated interest) of each participant’s participation interest with respect to the Loan (each, a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and 1.163-5(b) of the proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of a participation with respect to the Loan for all purposes under this Agreement, notwithstanding any notice to the contrary.

(ii)    The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan in which such participant is participating, or reduce the rate or extend the time of payment of interest, premiums or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (C) release all or substantially all of the Collateral under the Collateral Documents or all or substantially all of the Guarantors from the Guaranty (in each case, except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating.

(iii)    Borrower agrees that each participant shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 (subject to the requirements and limitations therein, including the requirements under Section 2.20(c) (it being understood that the documentation required under Section 2.20(c) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided, (x) a participant shall not be entitled to receive any greater payment under Section 2.19 or 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, and (y) a participant shall not be entitled to the benefits of Section 2.20 unless Borrower is notified of the participation sold to such participant and such participant agrees, for the benefit of Borrower, to comply with Section 2.20 as though it were a Lender; provided, further, that except as specifically set forth in clauses (x) and (y) of this sentence, nothing herein shall require any notice to Borrower or any other Person in connection with the sale of any participation. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender; provided, further, that such participant agrees to be subject to Section 2.17 as though it were a Lender.

(h)    Certain Other Assignments and Participations. In addition to any other assignment or participation permitted pursuant to this Section 10.6 any Lender may assign, pledge and/or grant a security interest in all or any portion of its Loans and the other Obligations owed by or to such Lender to secure obligations of such Lender including any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank; provided that no Lender, as between Borrower and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge; provided, further, that in no event shall the applicable Federal Reserve Bank, pledgee or trustee, be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.

10.7.    Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

10.8.    Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.17, 2.20, 9.3, 9.6 and 9.9 shall survive the payment of the Loans and the termination hereof.

10.9.    No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

10.10.    Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or any Agent or Lender enforces any security interests or exercises any right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.11.    Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.12.    Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.13.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

10.14.    APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND EXCEPT TO THE EXTENT GOVERNED OR SUPERSEDED BY THE BANKRUPTCY CODE.

10.15.    CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENTS GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

10.16.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.17.    Confidentiality. Each Agent and each Lender shall hold all Non-Public Information regarding Holdings, Borrower and their respective Subsidiaries, Affiliates and their businesses identified as such by Borrower and obtained by such Agent or such Lender pursuant to the requirements hereof in accordance with such Agent’s and such Lender’s customary procedures for handling Non-Public Information of such nature, it being understood and agreed by Borrower that, in any event, Administrative Agent may disclose such information to the Lenders and each Agent and each Lender and each Agent may make (i) disclosures of such information to Affiliates or Related Funds of such Lender or Agent and to their respective officers, directors, managers, partners, members, employees, legal counsel, investors, limited partners, independent auditors and other advisors, experts or agents who need to know such information and on a confidential basis (and to other Persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17), (ii) disclosures of such information reasonably required by any potential or prospective assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to Borrower and its obligations (provided, such assignees, transferees, participants, counterparties and advisors are advised of and agree to be bound by either the provisions of this Section 10.17 or other provisions at least as restrictive as this Section 10.17), (iii) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any Non-Public Information relating to Credit Parties received by it from any Agent or any Lender, (iv) disclosure on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans, (v) disclosures in connection with the exercise of any remedies hereunder or under any other Credit Document, (vi) disclosures made pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case such Person agrees to inform Borrower promptly thereof to the extent not prohibited by law) and (vii) disclosures made upon the request or demand of any regulatory or quasi-regulatory authority purporting to have jurisdiction over such Person or any of its Affiliates. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to Agents and the Lenders in connection with the administration and management of this Agreement and the other Credit Documents. Notwithstanding the foregoing, any Agent or Lender may, at its own expense and in the ordinary course of its respective business, issue customary news releases and publish “tombstone” advertisements and other announcements relating to this transaction that do not include Non-Public Information in newspapers, trade journals, and other appropriate media (which may include use of logos of one or more of the Credit Parties).

10.18.    Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges, premiums or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower.

10.19.    Effectiveness; Counterparts. This Agreement shall become effective on the Closing Date. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif” shall be effective as delivery of a manually executed counterpart of this Agreement.

10.20.    PATRIOT Act. Each Lender and Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or Agent, as applicable, to identify such Credit Party in accordance with the PATRIOT Act and the Beneficial Ownership Regulation.

10.21.    Electronic Execution of Assignments. The words “execution”, “signed”, “signature”, and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.22.    No Fiduciary Duty. Each Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Credit Parties, their stockholders and/or their Affiliates. Each Credit Party agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Credit Party, its stockholders or its Affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Credit Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Credit Party, its stockholders or its Affiliates on other matters) or any other obligation to any Credit Party except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Credit Party, its management, stockholders, creditors or any other Person. Each Credit Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, in connection with such transaction or the process leading thereto.

10.23.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

10.24.    Acknowledgement Regarding Any Supported QFCs.

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.

In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

10.25.    Conflicts. If any provision in this Agreement or any other Credit Document expressly conflicts with any provision in the DIP Order, the provisions in the DIP Order shall govern and control.    Notwithstanding anything to the contrary in any Credit Document, in the event of any inconsistency between the terms of this Agreement and any other Credit Document, the terms of this Agreement shall govern and control.

10.26.    No Action. Each Lender agrees that it shall not, and hereby expressly and irrevocably waives any right to, take or institute any actions or proceedings, judicial or otherwise, for any right or remedy or assert any other Cause of Action against Holdings or any Subsidiary (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim), or institute any actions or proceedings or any other Cause of Action, or otherwise commence any remedial procedures, against Holdings or any of its Subsidiaries including, in each case with respect to any Collateral or any Guarantee, unless such action is taken, to the extent permitted under the Credit Documents, (x) at the direction of, if applicable, the Requisite Lenders (or, if expressly contemplated by this Agreement, the Supermajority Lenders) or (y) with the prior written consent of the Requisite Lenders (or, if expressly contemplated by this Agreement, the Supermajority Lenders).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

J. C. PENNEY CORPORATION, INC.,
a Delaware corporation

By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

HOLDINGS:

J. C. PENNEY COMPANY, INC.,
a Delaware corporation

By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

GUARANTORS:

J. C. PENNEY PROPERTIES, LLC,
a Delaware limited liability company

By:	/s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

J. C. PENNEY PURCHASING CORPORATION,
a New York corporation

By:	/s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

JCP REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

GUARANTORS: (cont...)

FUTURE SOURCE LLC,
a New York limited liability company
J. C. PENNEY DIRECT MARKETING
SERVICES LLC,
a Delaware limited liability company
J. C. PENNEY EXPORT MERCHANDISING
CORPORATION,
a Delaware corporation
J. C. PENNEY INTERNATIONAL, INC.,
a Delaware corporation
JCP CONSTRUCTION SERVICES, INC.,
a Delaware corporation
JCP MEDIA, INC.,
a Delaware corporation
JCP NEW JERSEY, LLC,
a Delaware limited liability company
JCP PROCUREMENT, INC.,
a Delaware corporation
JCP REALTY, LLC,
a Delaware limited liability company
JCP TELECOM SYSTEMS, INC.,
a Delaware corporation
JCPENNEY PUERTO RICO, INC.,
a Puerto Rico corporation
JCPENNEY SERVICES, LLC,
a Delaware limited liability company
JCPSSC, INC.,
a Delaware corporation

By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

ADMINISTRATIVE AGENT:

GLAS USA LLC,
a New Jersey limited liability company

By:	/s/ Yana Kisienko
Name: Yana Kisienko
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

COLLATERAL AGENT:

GLAS AMERICAS LLC,
a New York limited liability company

By:	/s/ Yana Kisienko
Name: Yana Kisienko
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

ALM 2020, LTD.

By: Apollo Capital Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Ares CLO Management LLC as Asset Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

By Brigade Capital Management, LP as Investment Manager, on Behalf of its Various Funds and Accounts [DIP LENDER]

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

H/2 CAPITAL PARTNERS LLC

By:	/s/ Ashvin Rao
Name: Ashvin Rao
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR Financial CLO 2013-1, Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 9 LTD.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 10 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 11 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 12 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 14 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 15 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 16 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 17 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 18 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 19 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 20 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 21 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR Senior Floating Rate Income Fund

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 22 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 23 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 24 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR CLO 25 Ltd.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

KKR DAF Syndicated Loan and High Yield Fund DAC – LL

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Owl Creek Investments I, LLC
By Owl Creek Asset Management, L.P., its manager

By:	/s/ Reuben Kopel
Name: Reuben Kopel
Title: General Counsel

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Sculptor GC Opportunities Master Fund, Ltd.
By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Sculptor SC II, LP
By: Sculptor Capital II LP, its investment manager
By: Sculptor Capital Holding II LLC, its General Partner
By: Sculptor Capital LP, its Member
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Sculptor Credit Opportunities Master Fund, Ltd.
By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Sculptor Enhanced Master Fund, Ltd.
By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Sculptor Master Fund, Ltd.
By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

SPCP Access Holdings, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

SPCP Institutional Group, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

SPCP Group, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

TPG SPECIALTY LENDING, INC.

By:	/s/ Joshua Easterly
Name: Joshua Easterly
Title: Chief Executive Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

REDWOOD IV FINANCE 3, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

TAO FINANCE 3-A, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDERS:

WHITEBOX RELATIVE VALUE PARTNERS, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

WHITEBOX GT FUND, LP
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

PANDORA SELECT PARTNERS, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

AURELIUS CAPITAL MASTER, LTD.

By:	/s/ Eleanor Chan
Name: Eleanor Chan
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Avenue RP Opportunities Fund, LP
By: Avenue RP Opportunities Fund GenPar, LLC,
its General Partner
By: GL RP Partners, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Avenue Value Credit Fund LP
By: Avenue Value Credit GenPar, LLC,
Its General Partner
By: GL Value Credit Partners, LLC,
Its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Alexander Watts
Name: Alexander Watts
Title: Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

BOFA SECURITIES, INC.

By:	/s/ Seth Denson
Name: Seth Denson
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CANYON VALUE REALIZATION FUND, L.P.

By:	Canyon Capital Advisors LLC
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

THE CANYON VALUE REALIZATION MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CATHEDRAL LAKE CLO 2013, LTD.
By:	Carlson CLO Advisers, LLC, its collateral manager

By:	Carlson Capital, L.P., its sole member

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CATHEDRAL LAKE II, LTD.
By:	Carlson CLO Advisers, LLC, its collateral manager

By:	Carlson Capital, L.P., its sole member

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CATHEDRAL LAKE III, LTD.
By:	Carlson CLO Advisers, LLC, its collateral manager

By:	Carlson Capital, L.P., its sole member

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CATHEDRAL LAKE IV, LTD.
By:	Carlson CLO Advisers, LLC, its collateral manager

By:	Carlson Capital, L.P., its sole member

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CATHEDRAL LAKE V, LTD.
By:	Carlson CLO Advisers, LLC, its collateral manager

By:	Carlson Capital, L.P., its sole member

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

DOUBLE BLACK DIAMOND OFFSHORE, LTD.

By:	Carlson Capital, L.P., its investment advisor

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CETUS CAPITAL VI, L.P.

By:	/s/ Robert E Davis
Name: Robert E Davis
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

LITTLEJOHN OPPORTUNITIES MASTER FUND, L.P.

By:	/s/ Robert E Davis
Name: Robert E Davis
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

OFM II, L.P.

By:	/s/ Robert E Davis
Name: Robert E Davis
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

VSS FUND, L.P.

By:	/s/ Robert E Davis
Name: Robert E Davis
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CETUS CAPITAL III, L.P.

By:	/s/ Robert E Davis
Name: Robert E Davis
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

CREDIT SUISSE LOAN FUNDING LLC, on behalf of the GCP Trading Desk and its positions

By:	/s/ Sathish Shanthan
Name: Sathish Shanthan
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

D. E. SHAW GALVANIC PORTFOLIOS, L.L.C.

By:	/s/ Seth Charnow
Name: Seth Charnow
Title: Authorized Signatory

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH
(solely with respect to the Distressed Products Group)

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President howard.lee@db.com / 201-593-1107

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President michael-p.strobel@db.com 212-250-0939

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

FPA FLEXIBLE FIXED INCOME FUND,
a Series of FPA Funds Trust

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: President

By:	/s/ E. Lake Setzler
Name: E. Lake Setzler
Title: Treasurer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: President

By:	/s/ E. Lake Setzler
Name: E. Lake Setzler
Title: Treasurer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: President

By:	/s/ E. Lake Setzler
Name: E. Lake Setzler
Title: Treasurer

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

HUDSON EAST RIVER SYSTEMS, LLC
By:	First Pacific Advisors, LP
Its: Investment Manager

By:	FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MORNINGSTAR DEFENSIVE BOND FUND
By:	First Pacific Advisors, LP
Its: Investment Manager

By:	FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MOTION PICTURE INDUSTRY HEALTH PLAN (ACTIVE)
By:	First Pacific Advisors, LP
Its: Investment Manager

By:	FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MOTION PICTURE INDUSTRY INDIVIDUAL ACCOUNT PLAN
By:	First Pacific Advisors, LP
Its: Investment Manager

By	FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MOTION PICTURE INDUSTRY HEALTH PLAN (RETIREE)
By: First Pacific Advisors, LP
Its: Investment Manager

By: FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

SAG-AFTRA HEALTH FUND
By: First Pacific Advisors, LP
Its: Investment Manager

By: FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

THE HEALTH PLAN OF WEST VIRGINIA, INC.
By: First Pacific Advisors, LP
Its: Investment Manager

By: FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

THE NATURE CONSERVANCY

By: First Pacific Advisors, LP
Its: Investment Manager

By: FPA GP, Inc.
Its: General Partner

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

GOLDENTREE LOAN OPPORTUNITIES IX, LIMITED
BY: GOLDENTREE ASSET MANAGEMENT, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

GT Loan Financing I, Ltd.
BY: GOLDENTREE ASSET MANAGEMENT, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

GoldenTree Loan Management US CLO 3, Ltd.
By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Fernwood Associates LLC

By:	/s/ David B. Forer
Name: David B. Forer
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Fernwood Foundation Fund LLC

By:	/s/ David B. Forer
Name: David B. Forer
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

Fernwood Restructurings Limited

By:	/s/ David B. Forer
Name: David B. Forer
Title: Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

LMR MASTER FUND LIMITED

By:	/s/ Alex Mitchell
Name: Alex Mitchell
Title: General Counsel, LMR Partners LLC, acting in its capacity as Investment Manager of LMR Master Fund Limited

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MFP PARTNERS, L.P.

By:	/s/ Timothy E. Ladin
Name: Timothy E. Ladin
Title: General Counsel and Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MSD CREDIT OPPORTUNITY MASTER FUND, L.P.

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Managing Director

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MSD SIF HOLDINGS, L.P.

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]

LENDER:

MSD SPECIAL INVESTMENTS FUND, L.P.

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Vice President

[Signature Page to Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement]